UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21591

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	JULY 31, 2013

One Choice Portfolio®: Very Conservative

One Choice Portfolio®: Conservative

One Choice Portfolio®: Moderate

One Choice Portfolio®: Aggressive

One Choice Portfolio®: Very Aggressive

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Portfolio Commentary	8
Portfolio Characteristics	13
Shareholder Fee Examples	14
Schedule of Investments	16
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	23
Notes to Financial Statements	26
Financial Highlights	35
Report of Independent Registered Public Accounting Firm	37
Management	38
Approval of Management Agreement	41
Additional Information	46

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Intervention Boosted Stocks in Developed Countries

This annual report covers a period of unprecedented global monetary intervention, led by the U.S. Federal Reserve (the Fed), the European Central Bank, and the Bank of Japan. These central banks (and others) provided low short-term interest rates and/or made large purchases of government bonds in an effort to stimulate investing and spending.

Monetary stimulus encouraged investment risk-taking, resulting in double-digit stock index returns in many markets. Developed market stock indices generally outperformed their emerging market counterparts by a wide margin. In the U.S., the S&P 500 Index advanced 25.00%, while small- and mid-cap index gains exceeded 30.00%. Internationally, the MSCI EAFE Index, a benchmark for developed markets, advanced 23.48%, while the MSCI Emerging Markets Index lagged at just 1.95%.

Bond returns generally trailed those of stocks. U.S. interest rates, though still historically low, surged from the extremely low levels that prevailed during the risk-averse third quarter of 2012. For example, the 10-year U.S. Treasury note yield rose from 1.50% to 2.58%, according to Bloomberg. As a result, the 10-year Treasury note and the Barclays U.S. Aggregate Bond Index returned –6.50% and –1.91%, respectively, according to Barclays.

Most of the longer-term U.S. Treasury yield increases occurred late in the reporting period, when concerns that the Fed’s bond purchases might be tapered triggered volatility in both the stock and bond markets. Uncertainties about economic and monetary matters going forward took some wind out of the stock market’s sails. In addition, economic growth is still subpar compared with past recession recoveries, and the economy remains in a vulnerable position. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this uncertain environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

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Independent Chairman’s Letter

              Don Pratt

Dear Fellow Shareholders,

In 2012, identity theft impacted 12.6 million Americans and roughly 16.5% or 2.1 million of those attacks took place in retirement or investment accounts. At a recent meeting, the board discussed the programs in place at American Century Investments to help protect shareholder accounts from identity theft and similar threats. As a part of that effort, American Century Investments’ personnel investigate possible identity theft events on an almost daily basis. In order to protect financial accounts from theft, there are several steps that every investor should take.

If you travel, take steps to ensure your mail is secure. Request a vacation hold or ask a trusted relative or friend to collect mail for you. If you are expecting financial paperwork, be mindful of when it is to arrive or have it delivered to a place other than your home. Consider using a post office box as a secure alternative.

When discarding documents, be sure to shred or otherwise destroy any receipts, credit offers, bank statements, insurance forms, or similar documents containing personal or financial information.

Be creative with electronic passwords and keep them private. For example, think of a phrase and use the first letter of each word as your password or substitute numbers for similarly appearing letters (4 for A, 8 for G, etc.).

Finally, be alert to impersonators. Do not give personal information over the phone unless you initiated the contact. If you receive an email asking you for information regarding an account, do not respond to the email or click any links. Rather, contact the company through their official website or call the customer service number listed on your account statement.

These few precautions could prevent a major identity theft problem. If you would like to know more about protecting your American Century Investments accounts, please visit our website at www.americancentury.com/security/protect_yourself_online.jsp.

If you have any thoughts you would like to share with the board, send them to dhpratt@fundboardchair.com. Thank you for your loyalty as an American Century Investments shareholder.

Best regards,

Don Pratt

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Performance

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice Portfolio: Very Conservative — Investor Class	AONIX	4.04%	4.89%	4.89%	9/30/04
One Choice Portfolio: Conservative — Investor Class	AOCIX	9.42%	5.99%	5.97%	9/30/04
One Choice Portfolio: Moderate — Investor Class	AOMIX	14.48%	6.27%	6.92%	9/30/04
One Choice Portfolio: Aggressive — Investor Class	AOGIX	18.15%	6.14%	7.42%	9/30/04
One Choice Portfolio: Very Aggressive — Investor Class	AOVIX	22.42%	5.67%	7.48%	9/30/04
Russell 3000 Index	—	26.86%	8.57%	7.49%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	5.23%	4.73%	—

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and the risk level assigned to each portfolio is intended to reflect the relative short-term price volatility among the funds in each.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses that reduce returns, while the total returns of the indices do not.

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Growth of $10,000 Over Life of One Choice Portfolio: Very Conservative
$10,000 investment made September 30, 2004

*From 9/30/04, the Investor Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice Portfolio: Conservative
$10,000 investment made September 30, 2004

*From 9/30/04, the Investor Class’s inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and the risk level assigned to each portfolio is intended to reflect the relative short-term price volatility among the funds in each.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses that reduce returns, while the total returns of the indices do not.

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Growth of $10,000 Over Life of One Choice Portfolio: Moderate
$10,000 investment made September 30, 2004

*From 9/30/04, the Investor Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice Portfolio: Aggressive
$10,000 investment made September 30, 2004

*From 9/30/04, the Investor Class’s inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and the risk level assigned to each portfolio is intended to reflect the relative short-term price volatility among the funds in each.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses that reduce returns, while the total returns of the indices do not.

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Growth of $10,000 Over Life of One Choice Portfolio: Very Aggressive
$10,000 investment made September 30, 2004

*From 9/30/04, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
One Choice Portfolio: Very Conservative — Investor Class	0.62%
One Choice Portfolio: Conservative — Investor Class	0.76%
One Choice Portfolio: Moderate — Investor Class	0.90%
One Choice Portfolio: Aggressive — Investor Class	1.01%
One Choice Portfolio: Very Aggressive — Investor Class	1.07%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and the risk level assigned to each portfolio is intended to reflect the relative short-term price volatility among the funds in each.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses that reduce returns, while the total returns of the indices do not.

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Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, and Radu Gabudean

In March 2013, portfolio manager Radu Gabudean joined the One Choice Portfolios’ management team.
In April 2013, portfolio manager Enrique Chang left the One Choice Portfolios’ management team.

Performance Summary

Each of the five Portfolios (collectively referred to as the One ChoiceSM Target Risk Portfolios) advanced for the fiscal year ended July 31, 2013, with returns ranging from 4.04% for Very Conservative to 22.42% for Very Aggressive (see pages 4–7 for more detailed performance information). The gains for the 12-month period reflected strong advances in global equity markets, tempered by declines in most bond market segments.

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Stock Market Review

A rebound in investor sentiment and subsequent increased appetite for risk helped drive U.S. stock markets to repeatedly reach new highs during the 12 months ended July 31, 2013. As the reporting period began, U.S. stocks rallied in response to the Federal Reserve’s (the Fed’s) announced extension of its quantitative easing measures (QE3) and continuation of near-zero interest rate policy.

The fourth quarter of 2012 saw volatility increasing and returns declining amid uncertainty regarding the U.S. presidential election and Congress’s inability to come to an agreement about the looming fiscal cliff—a simultaneous increase in income tax rates coupled with a cut in government spending. Worries about the pace of the global economic recovery further weighed on markets in late 2012.

The resolution of political stalemates early in 2013 prompted a return of market rallies, and U.S. indices repeatedly reached record highs during the first half of 2013. Much of the period was characterized by heightened investor confidence in response to strengthening corporate fundamentals, substantive recovery in the housing sector, and evidence of a pickup in employment data. The Fed’s commitment to quantitative easing reassured investors, who gravitated toward riskier, higher-yielding assets.

This environment persisted until mid-May when investors were spooked by Fed chairman Ben Bernanke’s suggestion that the Fed was considering an exit strategy from its exceptionally accommodative monetary policy. Prospects of a tapering of the $85 billion monthly bond purchase operation, combined with worries about slower growth in the emerging markets, drove equities lower in June. But stocks largely rallied during July as central bankers around the world indicated that stimulus measures would remain in place for at least the near future and Bernanke signaled his commitment to stimulating growth and avoiding deflation.

Add it all up, and every segment of the U.S. stock market advanced strongly for the 12 months, with small-cap stocks posting larger advances than their mid- and large-cap counterparts (see the table on the next page). Growth and value stocks were somewhat mixed—growth issues outperformed among small-cap stocks, while value shares held up better in the mid- and large-cap segments of the market.

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Non-U.S. stocks also advanced during the fiscal year, though returns were considerably more muted among the emerging markets. Central banks around the world repeatedly took steps to support their fiscally-troubled economies, implementing quantitative easing and economic stimulus measures which helped to support markets. Emerging markets led their developed counterparts during the first half of the period, but lagged for the remainder as worries about the impact of a potential slowdown in China discouraged market participants.

Market Index Total Returns
For the 12 months ended July 31, 2013
U.S. Stocks
Russell 1000 Index (Large-Cap)	26.23%
Russell Midcap Index	32.37%
Russell 2000 Index (Small-Cap)	34.76%
International Stocks
MSCI EAFE Index	23.48%
MSCI Emerging Markets Index	1.95%
U.S. Fixed Income
Barclays U.S. Aggregate Bond Index (multi-sector)	-1.91%
Barclays U.S. Corporate Bond Index (investment-grade)	-0.66%
Barclays U.S. Corporate High-Yield Bond Index	9.49%
Barclays U.S. MBS Index (mortgage-backed securities)	-1.98%
Barclays U.S. Treasury Bond Index	-2.72%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	-5.87%
International Bonds
Barclays Global Treasury ex-U.S. Bond Index	-5.23%

Bond Market Review

Most sectors of the U.S. bond market posted negative returns for the 12-months ending July 31, 2013, with declines taking place primarily in the second half of the reporting period. The first part of the year saw the broad bond market indices gaining ground as the Fed implemented additional quantitative easing measures and kept interest rates at historically low levels. With investors hungry for yield and willing to take on higher levels of risk in such an environment, high-yield corporate bonds, commercial mortgage-backed securities, and investment-grade corporate bonds delivered the best returns.

The first part of 2013 saw many of these same themes, with higher-yielding bonds continuing their leadership and turning in positive results. As interest rates and bond yields remained at what many market watchers deemed to be artificially low levels, the broad bond indices were unable to keep pace and posted first quarter losses. Long-term Treasuries, investment-grade corporate bonds, and mortgage-backed securities led the market’s decline.

Fears of a change in the Fed’s policy following Bernanke’s May comments led to a sudden change in bond market sentiment, resulting in a largely “technical” (based more on fear of higher interest rates than on actual economic fundamentals that would drive them higher) broad market sell-off. Investor reaction was swift and severe. Typically, Treasuries and other longer-duration government

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bonds would suffer most in such a sell-off. In this case, nominal Treasuries, along with mortgage-backed securities and agency securities, outperformed the Barclays U.S. Aggregate Bond Index, which was dragged down by a sharp sell-off of less-liquid, longer-duration investment-grade corporate debt. Treasury inflation-protected securities (TIPS) also declined substantially, primarily due to their longer duration and the market’s low inflation expectations. In contrast, the most-liquid and shortest-duration (least price-sensitive to interest rate changes) securities generally fared best during the sell-off.

Following the bond market’s upheaval during the second quarter, Bernanke’s July statement that the Fed remained committed to stimulating growth and avoiding deflation somewhat reassured investors. Returns remained divergent, however, with high-yield corporate bonds maintaining their market leadership, while long-term Treasuries continued to decline and municipal bonds fell in reaction to news that the City of Detroit was filing for bankruptcy. For the reporting period as a whole, most segments of the bond market declined. High-yield bonds were the notable exception.

Non-U.S. bonds also experienced negative returns for the 12 months. The early part of the reporting period saw investors worried about Europe’s debt crisis, while later in the year concerns turned to emerging market growth prospects and their impact on the global economic recovery. While bond market returns abroad remained highly attuned to central bank policies, which were largely accommodative over the course of the period, the U.S. dollar’s strength relative to most currencies negated any price appreciation.

Portfolio Performance

Each One Choice Target Risk Portfolio is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See page 13 for the specific underlying fund allocations for each Portfolio.)

Within the Portfolios, each equity fund, both U.S. and non-U.S., produced positive returns for the 12-month period. Mid Cap Value Fund and Small Company Fund generated the best performance, both producing returns of over 30%. Real Estate Fund, which invests in real estate investment trusts, delivered the lowest returns among equities, gaining just under 6% for the reporting period. Emerging Markets Fund (not held by Very Conservative or Conservative) was another relative laggard, with a near 7% return.

Among the Portfolios’ fixed-income components, the leading performer was High-Yield Fund (held only by Moderate and Aggressive), which gained nearly 9% for the 12-month period. The only other fixed-income holding to end the period with positive performance was Short Duration Fund (held only by Very Conservative), which managed a gain of less than 1%. All other bond components fell during the year, with Inflation-Adjusted Bond Fund (not held by Very Aggressive) and International Bond Fund (held only by Moderate, Conservative, and Very Conservative) declining the most.

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Portfolio Strategy

Each Portfolio has a “neutral” asset mix (the target allocations for stocks, bonds, and cash-equivalent investments) that remains fixed over time. Our management approach involves making modest tactical adjustments to each Portfolio’s actual asset mix to add value and improve the Portfolios’ ability to meet their investment objectives.

We maintained a neutral allocation to stocks, bonds, and cash-equivalent investments for the Portfolios for much of the 12-month period. The sole exception to this was Very Conservative, in which we added exposure to Short Duration Inflation Protection Bond Fund and Short Duration Fund, and reduced exposure to Prime Money Market Fund during the early part of 2013.

We made some modest adjustments to our tactical positioning within the stock and bond components of the Portfolios over the course of the reporting period. Early in the fiscal year, we moved to an overweight position in Growth Fund (large-cap growth) and a corresponding underweight position in Large Company Value Fund within the equity component. While this positioning did not prove beneficial to overall Portfolio results, we believe that the current low inflation environment, combined with attractive valuations, present compelling prospects for growth stocks in the long term.

During the 12-month period, security selection in the equity portion was most successful in the Portfolios’ quantitative holdings—Small Company Fund, Equity Growth Fund and Core Equity Plus Fund. In contrast, stock selection in Vista Fund (mid-cap growth), Mid Cap Value Fund, and Growth Fund detracted from results relative to their respective benchmarks.

In the Portfolios’ fixed-income component, we slightly reduced an overweight position in High-Yield Fund and a matching underweight position in Diversified Bond Fund during the early part of the reporting period. (This positioning applied only to those Portfolios with an existing allocation to High-Yield Fund.)

The largest component of the Portfolios’ fixed-income allocation, Diversified Bond Fund, underperformed the broad bond market indices during the 12-month period. Sector allocation was detrimental, particularly during the latter part of the period, when an overweight position in TIPS and corresponding underweight to Treasuries negatively impacted performance. Although International Bond Fund finished the period with negative returns, it outperformed its benchmark thanks to favorable security selection.

A Look Ahead

The U.S. economic recovery appears to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. While inflation is low, financial market volatility is likely to remain elevated as ongoing concerns over interest rates and Federal Reserve action dominate headlines. Turning overseas, we believe the low-growth environment seen in many non-U.S. markets is likely to persist. While economic conditions in Japan appear to be improving,

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Europe’s recovery continues to lag that of the U.S., and a potential slowdown in China is likely to weigh on emerging markets, keeping international market volatility elevated.

Given this backdrop, we favor equities over bonds and cash-equivalent investments at the margin. Earnings yields on U.S. stocks continue to look attractive on a historical basis, despite their recent ascent. Within equities, we favor small-cap core holdings, and prefer large-cap growth over value. Elsewhere, Japan and the U.K. look more attractive than continental Europe, while emerging economies face a number of near-term challenges, despite their long-term appeal. The recent bond market sell-off brought yields from artificially low to merely low levels, and we believe that economic fundamentals suggest yields could continue their modest rise over the coming 12 months. Within Diversified Bond Fund, the largest component of the Portfolios’ fixed-income allocation, we remain overweight to corporate bonds and asset-backed securities. We also favor U.K. gilts over Treasuries and U.S. government agency bonds.

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Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2013
	Very Conservative	Conservative	Moderate	Aggressive	Very Aggressive
Equity
Core Equity Plus Fund	1.0%	2.0%	4.0%	4.6%	4.8%
Equity Growth Fund	4.0%	7.1%	12.2%	10.1%	13.0%
Growth Fund	3.5%	5.7%	8.9%	15.5%	18.8%
Large Company Value Fund	7.0%	10.1%	8.6%	7.6%	9.5%
Mid Cap Value Fund	5.0%	6.8%	5.6%	4.9%	6.0%
Real Estate Fund	2.0%	1.9%	1.9%	1.8%	1.9%
Small Company Fund	1.0%	1.6%	2.1%	2.5%	2.5%
VistaSM Fund	1.5%	4.1%	7.1%	13.8%	16.6%
Emerging Markets Fund	—	—	3.9%	6.4%	7.4%
International Growth Fund	—	6.1%	10.0%	12.4%	15.5%
Total Equity	25.0%	45.4%	64.3%	79.6%	96.0%
Fixed Income
Diversified Bond Fund	32.0%	29.9%	18.4%	10.0%	3.0%
High-Yield Fund	—	—	3.8%	5.6%	—
Inflation-Adjusted Bond Fund	10.0%	8.9%	5.8%	3.8%	—
Short Duration Fund	7.0%	—	—	—	—
Short Duration Inflation Protection Bond Fund	8.0%	—	—	—	—
International Bond Fund	10.0%	7.9%	2.9%	—	—
Total Fixed Income	67.0%	46.7%	30.9%	19.4%	3.0%
Prime Money Market Fund	8.0%	7.9%	4.8%	1.0%	1.0%
Other Assets and Liabilities	— (2)	— (2)	— (2)	— (2)	— (2)

(1)	Underlying fund investments represent Investor Class.
(2)	Category is less than 0.05% of total net assets.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales

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charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period(1) 2/1/13 - 7/31/13	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/13 - 7/31/13	Effective Annualized Expense Ratio(2)
One Choice Portfolio: Very Conservative
Actual
Investor Class	$1,000	$1,012.30	$0.00	0.00%(3)	$3.29	0.66%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.31	0.66%
One Choice Portfolio: Conservative
Actual
Investor Class	$1,000	$1,038.20	$0.00	0.00%(3)	$3.79	0.75%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.76	0.75%
One Choice Portfolio: Moderate
Actual
Investor Class	$1,000	$1,060.20	$0.00	0.00%(3)	$4.50	0.88%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$4.41	0.88%
One Choice Portfolio: Aggressive
Actual
Investor Class	$1,000	$1,075.10	$0.00	0.00%(3)	$5.09	0.99%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$4.96	0.99%
One Choice Portfolio: Very Aggressive
Actual
Investor Class	$1,000	$1,096.80	$0.00	0.00%(3)	$5.46	1.05%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$5.26	1.05%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class’s annualized expense ratio.

(2)

Effective expenses reflect the sum of expenses borne directly by the class plus the fund’s pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class’s annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund’s relative average investment therein during the period.

(3)	Other expenses, which include the fees and expenses of the fund’s independent directors and its legal counsel, as well as interest, did not exceed 0.005%.

15

Schedule of Investments

JULY 31, 2013

	Shares	Value
One Choice Portfolio: Very Conservative
Mutual Funds(1) — 100.0%
DOMESTIC FIXED INCOME FUNDS — 57.0%
Diversified Bond Fund Investor Class	10,502,516	$112,481,950
Inflation-Adjusted Bond Fund Investor Class	2,885,421	35,259,848
Short Duration Fund Investor Class	2,349,054	24,547,612
Short Duration Inflation Protection Bond Fund Investor Class	2,721,692	28,115,083
		200,404,493
DOMESTIC EQUITY FUNDS — 25.0%
Core Equity Plus Fund Investor Class	262,646	3,587,742
Equity Growth Fund Investor Class	483,087	14,168,929
Growth Fund Investor Class	397,452	12,261,388
Large Company Value Fund Investor Class	3,231,472	24,591,504
Mid Cap Value Fund Investor Class	1,122,835	17,516,220
Real Estate Fund Investor Class	280,538	6,870,368
Small Company Fund Investor Class	322,073	3,626,545
Vista Fund Investor Class(2)	254,618	5,385,166
		88,007,862
INTERNATIONAL FIXED INCOME FUNDS — 10.0%
International Bond Fund Investor Class	2,558,469	35,153,369
MONEY MARKET FUNDS — 8.0%
Prime Money Market Fund Investor Class	28,060,789	28,060,789
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $320,289,334)		351,626,513
OTHER ASSETS AND LIABILITIES†		27
TOTAL NET ASSETS — 100.0%		$351,626,540

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.
(2)	Non-income producing.

	Shares	Value
One Choice Portfolio: Conservative
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 39.3%
Core Equity Plus Fund Investor Class	1,105,876	$15,106,260
Equity Growth Fund Investor Class	1,804,508	52,926,215
Growth Fund Investor Class	1,380,482	42,587,868
Large Company Value Fund Investor Class	9,885,554	75,229,066
Mid Cap Value Fund Investor Class	3,258,429	50,831,500
Real Estate Fund Investor Class	577,662	14,146,953
Small Company Fund Investor Class	1,055,298	11,882,650
Vista Fund Investor Class(2)	1,441,253	30,482,498
		293,193,010
DOMESTIC FIXED INCOME FUNDS — 38.8%
Diversified Bond Fund Investor Class	20,842,575	223,223,983
Inflation-Adjusted Bond Fund Investor Class	5,457,947	66,696,116
		289,920,099
MONEY MARKET FUNDS — 7.9%
Prime Money Market Fund Investor Class	58,920,014	58,920,014
INTERNATIONAL FIXED INCOME FUNDS — 7.9%
International Bond Fund Investor Class	4,282,243	58,838,025
INTERNATIONAL EQUITY FUNDS — 6.1%
International Growth Fund Investor Class	3,597,370	45,254,917
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $638,866,863)		746,126,065
OTHER ASSETS AND LIABILITIES†		46
TOTAL NET ASSETS — 100.0%		$746,126,111

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.
(2)	Non-income producing.

See Notes to Financial Statements

16

	Shares	Value
One Choice Portfolio: Moderate
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 50.4%
Core Equity Plus Fund Investor Class	3,351,440	$45,780,664
Equity Growth Fund Investor Class	4,694,532	137,690,638
Growth Fund Investor Class	3,269,373	100,860,171
Large Company Value Fund Investor Class	12,853,345	97,813,955
Mid Cap Value Fund Investor Class	4,033,140	62,916,981
Real Estate Fund Investor Class	856,552	20,976,956
Small Company Fund Investor Class	2,156,543	24,282,674
Vista Fund Investor Class(2)	3,819,594	80,784,413
		571,106,452
DOMESTIC FIXED INCOME FUNDS — 28.0%
Diversified Bond Fund Investor Class	19,422,083	208,010,505
High-Yield Fund Investor Class	7,016,156	43,500,168
Inflation-Adjusted Bond Fund Investor Class	5,419,524	66,226,587
		317,737,260
INTERNATIONAL EQUITY FUNDS — 13.9%
Emerging Markets Fund Investor Class	5,427,887	44,345,838
International Growth Fund Investor Class	9,018,675	113,454,937
		157,800,775
MONEY MARKET FUNDS — 4.8%
Prime Money Market Fund Investor Class	54,424,215	54,424,215
INTERNATIONAL FIXED INCOME FUNDS — 2.9%
International Bond Fund Investor Class	2,365,337	32,499,733
TOTAL INVESTMENT SECURITIES — 100.0% Cost $908,673,596)		1,133,568,435
OTHER ASSETS AND LIABILITIES†		178
TOTAL NET ASSETS — 100.0%		$1,133,568,613

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.
(2)	Non-income producing.

	Shares	Value
One Choice Portfolio: Aggressive
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 60.8%
Core Equity Plus Fund Investor Class	2,882,148	$39,370,144
Equity Growth Fund Investor Class	2,949,572	86,510,946
Growth Fund Investor Class	4,277,827	131,970,953
Large Company Value Fund Investor Class	8,509,949	64,760,713
Mid Cap Value Fund Investor Class	2,644,737	41,257,891
Real Estate Fund Investor Class	638,350	15,633,180
Small Company Fund Investor Class	1,852,700	20,861,399
Vista Fund Investor Class(2)	5,578,990	117,995,648
		518,360,874
DOMESTIC FIXED INCOME FUNDS — 19.4%
Diversified Bond Fund Investor Class	7,961,562	85,268,331
High-Yield Fund Investor Class	7,784,718	48,265,254
Inflation-Adjusted Bond Fund Investor Class	2,636,135	32,213,564
		165,747,149
INTERNATIONAL EQUITY FUNDS — 18.8%
Emerging Markets Fund Investor Class	6,641,441	54,260,572
International Growth Fund Investor Class	8,431,919	106,073,537
		160,334,109
MONEY MARKET FUNDS — 1.0%
Prime Money Market Fund Investor Class	8,465,109	8,465,109
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $667,936,281)		852,907,241
OTHER ASSETS AND LIABILITIES†		154
TOTAL NET ASSETS — 100.0%		$852,907,395

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.
(2)	Non-income producing.

See Notes to Financial Statements

17

	Shares	Value
One Choice Portfolio: Very Aggressive
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 73.1%
Core Equity Plus Fund Investor Class	820,915	$11,213,702
Equity Growth Fund Investor Class	1,042,284	30,570,197
Growth Fund Investor Class	1,427,034	44,023,984
Large Company Value Fund Investor Class	2,932,090	22,313,208
Mid Cap Value Fund Investor Class	899,878	14,038,094
Real Estate Fund Investor Class	184,884	4,527,816
Small Company Fund Investor Class	526,478	5,928,148
Vista Fund Investor Class(2)	1,838,662	38,887,708
		171,502,857
INTERNATIONAL EQUITY FUNDS — 22.9%
Emerging Markets Fund Investor Class	2,136,859	17,458,136
International Growth Fund Investor Class	2,886,410	36,311,037
		53,769,173
DOMESTIC FIXED INCOME FUNDS — 3.0%
Diversified Bond Fund Investor Class	656,804	7,034,367
MONEY MARKET FUNDS — 1.0%
Prime Money Market Fund Investor Class	2,322,936	2,322,936
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $166,145,109)		234,629,333
OTHER ASSETS AND LIABILITIES†		1
TOTAL NET ASSETS — 100.0%		$234,629,334

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.
(2)	Non-income producing.

See Notes to Financial Statements

18

Statement of Assets and Liabilities

JULY 31, 2013
	Very Conservative	Conservative	Moderate
Assets
Investment securities in affiliates, at value (cost of $320,289,334, $638,866,863 and $908,673,596, respectively)	$351,626,513	$746,126,065	$1,133,568,435
Receivable for investments sold	—	325,010	—
Receivable for capital shares sold	633,445	511,699	1,242,380
Distributions receivable from affiliates	241,019	424,176	592,297
	352,500,977	747,386,950	1,135,403,112

Liabilities
Payable for investments purchased	684,151	424,130	1,101,279
Payable for capital shares redeemed	190,286	836,709	733,220
	874,437	1,260,839	1,834,499

Net Assets	$351,626,540	$746,126,111	$1,133,568,613

Investor Class Capital Shares, $0.01 Par Value
Shares outstanding	30,425,044	58,939,407	82,223,111

Net Asset Value Per Share	$11.56	$12.66	$13.79

Net Assets Consist of:
Capital (par value and paid-in surplus)	$325,104,720	$662,941,421	$977,543,209
Undistributed net investment income	297,843	493,193	683,758
Accumulated net realized loss	(5,113,202)	(24,567,705)	(69,553,193)
Net unrealized appreciation	31,337,179	107,259,202	224,894,839
	$351,626,540	$746,126,111	$1,133,568,613

See Notes to Financial Statements.

19

JULY 31, 2013
	Aggressive	Very Aggressive
Assets
Investment securities in affiliates, at value (cost of $667,936,281 and $166,145,109, respectively)	$852,907,241	$234,629,333
Receivable for investments sold	123,074	324,425
Receivable for capital shares sold	463,822	82,718
Distributions receivable from affiliates	390,807	13,293
	853,884,944	235,049,769

Liabilities
Payable for investments purchased	390,653	13,291
Payable for capital shares redeemed	586,896	407,144
	977,549	420,435

Net Assets	$852,907,395	$234,629,334

Investor Class Capital Shares, $0.01 Par Value
Shares outstanding	57,820,921	15,337,345

Net Asset Value Per Share	$14.75	$15.30

Net Assets Consist of:
Capital (par value and paid-in surplus)	$705,998,603	$190,621,680
Undistributed net investment income	5,550,331	1,467,772
Accumulated net realized loss	(43,612,499)	(25,944,342)
Net unrealized appreciation	184,970,960	68,484,224
	$852,907,395	$234,629,334

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED JULY 31, 2013
	Very Conservative	Conservative	Moderate
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$5,798,617	$12,157,939	$17,889,095

Expenses:
Directors’ fees and expenses	11,899	23,505	35,363
Other expenses	28	34	—
	11,927	23,539	35,363

Net investment income (loss)	5,786,690	12,134,400	17,853,732

Net Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	1,403,650	(478,782)	(2,422,374)
Capital gain distributions received from underlying funds	1,187,855	2,660,387	4,480,251
	2,591,505	2,181,605	2,057,877

Change in net unrealized appreciation (depreciation) on investments in underlying funds	4,329,003	43,533,461	111,824,039

Net realized and unrealized gain (loss) on affiliates	6,920,508	45,715,066	113,881,916

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,707,198	$57,849,466	$131,735,648

See Notes to Financial Statements.

21

YEAR ENDED JULY 31, 2013
	Aggressive	Very Aggressive
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$12,655,653	$2,744,976

Expenses:
Directors’ fees and expenses	26,850	7,593
Other expenses	27	—
	26,877	7,593

Net investment income (loss)	12,628,776	2,737,383

Net Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(1,923,320)	182,995
Capital gain distributions received from underlying funds	4,610,905	1,376,733
	2,687,585	1,559,728

Change in net unrealized appreciation (depreciation) on investments in underlying funds	110,506,997	38,409,586

Net realized and unrealized gain (loss) on affiliates	113,194,582	39,969,314

Net Increase (Decrease) in Net Assets Resulting from Operations	$125,823,358	$42,706,697

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2013 AND JULY 31, 2012
	Very Conservative		Conservative
Increase (Decrease) in Net Assets	July 31, 2013	July 31, 2012	July 31, 2013	July 31, 2012
Operations
Net investment income (loss)	$5,786,690	$5,319,720	$12,134,400	$11,325,251
Net realized gain (loss)	2,591,505	1,681,052	2,181,605	377,846
Change in net unrealized appreciation (depreciation)	4,329,003	7,877,940	43,533,461	17,803,269
Net increase (decrease) in net assets resulting from operations	12,707,198	14,878,712	57,849,466	29,506,366

Distributions to Shareholders
From net investment income	(5,714,296)	(5,306,603)	(12,019,382)	(11,391,973)
From net realized gains	(2,174,312)	(292,644)	—	—
Decrease in net assets from distributions	(7,888,608)	(5,599,247)	(12,019,382)	(11,391,973)

Capital Share Transactions
Proceeds from shares sold	175,070,125	161,452,080	238,210,253	184,238,222
Proceeds from reinvestment of distributions	7,669,525	5,458,005	11,764,492	11,170,239
Payments for shares redeemed	(130,997,024)	(87,663,900)	(123,029,511)	(106,498,484)
Net increase (decrease) in net assets from capital share transactions	51,742,626	79,246,185	126,945,234	88,909,977

Net increase (decrease) in net assets	56,561,216	88,525,650	172,775,318	107,024,370

Net Assets
Beginning of period	295,065,324	206,539,674	573,350,793	466,326,423
End of period	$351,626,540	$295,065,324	$746,126,111	$573,350,793

Undistributed net investment income	$297,843	$225,449	$493,193	$378,175

Transactions in Shares of the Funds
Sold	15,207,290	14,595,247	19,357,865	16,170,226
Issued in reinvestment of distributions	671,694	496,269	967,975	989,619
Redeemed	(11,388,907)	(7,906,303)	(10,017,581)	(9,392,591)
Net increase (decrease) in shares of the funds	4,490,077	7,185,213	10,308,259	7,767,254

See Notes to Financial Statements.

23

YEARS ENDED JULY 31, 2013 AND JULY 31, 2012
	Moderate		Aggressive
Increase (Decrease) in Net Assets	July 31, 2013	July 31, 2012	July 31, 2013	July 31, 2012
Operations
Net investment income (loss)	$17,853,732	$15,863,508	$12,628,776	$8,707,122
Net realized gain (loss)	2,057,877	(39,315)	2,687,585	(731,310)
Change in net unrealized appreciation (depreciation)	111,824,039	19,611,821	110,506,997	7,218,545
Net increase (decrease) in net assets resulting from operations	131,735,648	35,436,014	125,823,358	15,194,357

Distributions to Shareholders
From net investment income	(17,736,660)	(15,985,077)	(11,004,640)	(8,508,465)

Capital Share Transactions
Proceeds from shares sold	288,203,911	200,258,292	286,287,049	126,370,581
Proceeds from reinvestment of distributions	17,397,464	15,656,891	10,916,991	8,407,270
Payments for shares redeemed	(155,755,184)	(169,127,714)	(125,315,608)	(98,494,515)
Net increase (decrease) in net assets from capital share transactions	149,846,191	46,787,469	171,888,432	36,283,336

Net increase (decrease) in net assets	263,845,179	66,238,406	286,707,150	42,969,228

Net Assets
Beginning of period	869,723,434	803,485,028	566,200,245	523,231,017
End of period	$1,133,568,613	$869,723,434	$852,907,395	$566,200,245

Undistributed net investment income	$683,758	$566,686	$5,550,331	$3,926,195

Transactions in Shares of the Funds
Sold	21,914,726	16,997,751	21,472,247	10,413,814
Issued in reinvestment of distributions	1,347,690	1,339,568	833,995	719,801
Redeemed	(11,939,485)	(14,352,413)	(9,130,607)	(8,095,066)
Net increase (decrease) in shares of the funds	11,322,931	3,984,906	13,175,635	3,038,549

See Notes to Financial Statements.

24

YEARS ENDED JULY 31, 2013 AND JULY 31, 2012
	Very Aggressive
Increase (Decrease) in Net Assets	July 31, 2013	July 31, 2012
Operations
Net investment income (loss)	$2,737,383	$1,940,888
Net realized gain (loss)	1,559,728	(1,340,355)
Change in net unrealized appreciation (depreciation)	38,409,586	1,266,701
Net increase (decrease) in net assets resulting from operations	42,706,697	1,867,234

Distributions to Shareholders
From net investment income	(2,001,337)	(1,927,360)

Capital Share Transactions
Proceeds from shares sold	55,220,412	30,540,442
Proceeds from reinvestment of distributions	1,978,556	1,889,590
Payments for shares redeemed	(56,467,670)	(42,291,424)
Net increase (decrease) in net assets from capital share transactions	731,298	(9,861,392)

Net increase (decrease) in net assets	41,436,658	(9,921,518)

Net Assets
Beginning of period	193,192,676	203,114,194
End of period	$234,629,334	$193,192,676

Undistributed net investment income	$1,467,772	$731,726

Transactions in Shares of the Funds
Sold	3,971,089	2,541,681
Issued in reinvestment of distributions	150,232	163,036
Redeemed	(4,086,886)	(3,499,529)
Net increase (decrease) in shares of the funds	34,435	(794,812)

See Notes to Financial Statements.

25

Notes to Financial Statements

JULY 31, 2013

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. The corporation is authorized to issue 3,000,000,000 shares. One Choice Portfolio: Very Conservative (Very Conservative), One Choice Portfolio: Conservative (Conservative), One Choice Portfolio: Moderate (Moderate), One Choice Portfolio: Aggressive (Aggressive), and One Choice Portfolio: Very Aggressive (Very Aggressive) (collectively, the funds) are five funds in a series issued by the corporation. The funds operate as “fund of funds,” meaning substantially all of the funds’ assets will be invested in other funds in the American Century Investments family of funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The funds are diversified as defined under the 1940 Act. Additionally, the underlying funds are generally diversified and so indirectly provide broad exposure to a large number of securities. The funds will assume the risks associated with their underlying funds. The funds’ investment objectives are to seek the highest total return consistent with their respective asset mix.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for Very Conservative, Conservative, and Moderate. Distributions from net investment income, if any, are generally declared and paid annually for Aggressive and Very Aggressive. Distributions from net realized gains, if any, are generally declared and paid annually for all funds.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Administrative Fees — The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), does not receive an administrative fee for services provided to the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. The directors of the corporation are also directors of some underlying funds and therefore those underlying funds may be deemed to be under common control with the corporation. The officers of the corporation are also officers of all the underlying funds. ACIM serves as the investment advisor for the underlying funds.

4. Investment Transactions

Investment transactions for the year ended July 31, 2013 were as follows:

	Very Conservative	Conservative	Moderate	Aggressive	Very Aggressive
Purchases	$142,797,174	$148,832,559	$187,374,365	$215,462,499	$36,318,297
Sales	$91,983,861	$19,182,821	$32,936,229	$37,339,010	$33,474,235

27

5. Affiliated Company Transactions

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. A summary of transactions for each underlying fund for the year ended July 31, 2013 follows:

	July 31, 2012					July 31, 2013
Fund/ Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
Very Conservative
Diversified Bond Fund Investor Class	8,344,240	$32,065,899	$8,180,858	$(141,109)	$3,349,290	10,502,516	$112,481,950
Inflation-Adjusted Bond Fund Investor Class	2,198,920	10,653,792	1,791,926	(55,407)	838,295	2,885,421	35,259,848
Short Duration Fund Investor Class	—	26,199,051	1,445,885	(5,138)	153,726	2,349,054	24,547,612
Short Duration Inflation Protection Bond Fund Investor Class	—	30,005,574	1,307,490	(8,462)	42,202	2,721,692	28,115,083
Core Equity Plus Fund Investor Class	272,599	525,331	628,440	45,165	94,152	262,646	3,587,742
Equity Growth Fund Investor Class	505,103	2,451,885	2,924,079	245,877	236,600	483,087	14,168,929
Growth Fund Investor Class	272,764	5,594,890	2,139,943	71,399	475,941	397,452	12,261,388
Large Company Value Fund Investor Class	4,008,295	4,889,421	9,208,141	850,628	412,753	3,231,472	24,591,504
Mid Cap Value Fund Investor Class	1,188,763	3,379,621	4,181,403	285,925	680,844	1,122,835	17,516,220
Real Estate Fund Investor Class	251,478	1,944,353	1,278,188	33,204	126,083	280,538	6,870,368
Small Company Fund Investor Class	359,650	741,735	1,034,429	142,880	31,624	322,073	3,626,545
Vista Fund Investor Class(2)	262,284	979,916	1,123,846	62,930	—	254,618	5,385,166
International Bond Fund Investor Class	2,018,705	10,529,104	2,965,409	(124,242)	540,279	2,558,469	35,153,369
Prime Money Market Fund Investor Class	67,594,361	12,836,602	52,370,174	—	4,683	28,060,789	28,060,789
		$142,797,174	$90,580,211	$1,403,650	$6,986,472		$351,626,513

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.
(2)	Non-income producing.

28

	July 31, 2012					July 31, 2013
Fund/ Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
Conservative
Core Equity Plus Fund Investor Class	1,050,804	$628,720	—	—	$345,407	1,105,876	$15,106,260
Equity Growth Fund Investor Class	1,708,266	3,224,749	$818,936	$34,421	806,735	1,804,508	52,926,215
Growth Fund Investor Class	1,000,409	10,564,809	—	—	1,434,265	1,380,482	42,587,868
Large Company Value Fund Investor Class	10,629,310	6,003,315	11,139,178	(519,723)	1,163,879	9,885,554	75,229,066
Mid Cap Value Fund Investor Class	3,096,936	3,237,612	1,089,726	18,629	1,738,148	3,258,429	50,831,500
Real Estate Fund Investor Class	488,846	2,110,108	4,302	298	242,856	577,662	14,146,953
Small Company Fund Investor Class	1,031,153	504,613	347,395	38,295	88,297	1,055,298	11,882,650
Vista Fund Investor Class(2)	1,354,274	1,670,083	111,249	6,871	—	1,441,253	30,482,498
Diversified Bond Fund Investor Class	15,205,914	66,167,351	3,916,867	(31,714)	6,124,585	20,842,575	223,223,983
Inflation-Adjusted Bond Fund Investor Class	3,852,222	20,705,361	25,842	(554)	1,433,309	5,457,947	66,696,116
Prime Money Market Fund Investor Class	45,447,776	13,472,238	—	—	5,180	58,920,014	58,920,014
International Bond Fund Investor Class	3,136,466	16,199,075	33,945	(1,455)	830,314	4,282,243	58,838,025
International Growth Fund Investor Class	3,421,543	4,344,525	2,174,163	(23,850)	605,351	3,597,370	45,254,917
		$148,832,559	$19,661,603	$(478,782)	$14,818,326		$746,126,065

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.
(2)	Non-income producing.

29

	July 31, 2012					July 31, 2013
Fund/ Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
Moderate
Core Equity Plus Fund Investor Class	3,167,053	$2,189,755	—	—	$1,030,185	3,351,440	$45,780,664
Equity Growth Fund Investor Class	4,436,382	7,270,245	$651,601	$13,403	2,072,927	4,694,532	137,690,638
Growth Fund Investor Class	2,520,984	20,888,551	48,888	(485)	3,353,009	3,269,373	100,860,171
Large Company Value Fund Investor Class	13,928,544	5,024,655	13,482,191	(2,099,673)	1,486,067	12,853,345	97,813,955
Mid Cap Value Fund Investor Class	3,829,910	3,221,403	448,100	8,564	2,116,738	4,033,140	62,916,981
Real Estate Fund Investor Class	770,254	2,193,850	91,549	25,838	365,707	856,552	20,976,956
Small Company Fund Investor Class	2,048,800	1,009,925	81,075	(4,979)	173,671	2,156,543	24,282,674
Vista Fund Investor Class(2)	3,546,138	5,111,807	123,579	1,516	—	3,819,594	80,784,413
Diversified Bond Fund Investor Class	13,248,092	73,998,944	5,857,476	(1,371)	5,510,041	19,422,083	208,010,505
High-Yield Fund Investor Class	6,929,427	8,022,893	7,617,003	(266,758)	2,705,317	7,016,156	43,500,168
Inflation-Adjusted Bond Fund Investor Class	3,946,445	19,488,956	500,086	4,064	1,420,903	5,419,524	66,226,587
Emerging Markets Fund Investor Class	4,432,269	9,509,780	1,324,988	(29,454)	141,332	5,427,887	44,345,838
International Growth Fund Investor Class	8,552,810	10,896,449	5,119,859	(73,039)	1,524,089	9,018,675	113,454,937
Prime Money Market Fund Investor Class	43,879,863	10,556,560	12,208	—	4,867	54,424,215	54,424,215
International Bond Fund Investor Class	1,799,097	7,990,592	—	—	464,493	2,365,337	32,499,733
		$187,374,365	$35,358,603	$(2,422,374)	$22,369,346		$1,133,568,435

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.
(2)	Non-income producing.

30

	July 31, 2012					July 31, 2013
Fund/ Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
Aggressive
Core Equity Plus Fund Investor Class	2,368,269	$6,362,679	$713,947	$40,742	$889,122	2,882,148	$39,370,144
Equity Growth Fund Investor Class	2,426,659	14,290,307	1,881,786	92,639	1,323,063	2,949,572	86,510,946
Growth Fund Investor Class	2,989,446	36,023,271	824,092	11,357	4,419,015	4,277,827	131,970,953
Large Company Value Fund Investor Class	8,152,604	11,457,743	11,179,786	(1,585,473)	1,004,284	8,509,949	64,760,713
Mid Cap Value Fund Investor Class	2,178,787	6,244,787	343,004	35,382	1,393,303	2,644,737	41,257,891
Real Estate Fund Investor Class	500,321	3,429,430	181,510	12,085	276,531	638,350	15,633,180
Small Company Fund Investor Class	1,520,553	3,345,383	756,374	(70,275)	150,538	1,852,700	20,861,399
Vista Fund Investor Class(2)	4,456,567	22,907,132	3,887,146	131,822	—	5,578,990	117,995,648
Diversified Bond Fund Investor Class	4,481,127	41,754,111	3,014,260	(26,747)	2,333,800	7,961,562	85,268,331
High-Yield Fund Investor Class	6,549,242	15,317,177	7,860,971	(252,951)	3,108,773	7,784,718	48,265,254
Inflation-Adjusted Bond Fund Investor Class	1,709,460	12,325,565	161,669	(2,373)	732,443	2,636,135	32,213,564
Emerging Markets Fund Investor Class	4,735,309	18,021,982	2,903,923	(125,029)	178,468	6,641,441	54,260,572
International Growth Fund Investor Class	6,960,363	21,158,434	5,553,862	(184,499)	1,456,474	8,431,919	106,073,537
Prime Money Market Fund Investor Class	5,640,611	2,824,498	—	—	744	8,465,109	8,465,109
		$215,462,499	$39,262,330	$(1,923,320)	$17,266,558		$852,907,241

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.
(2)	Non-income producing.

31

	July 31, 2012					July 31, 2013
Fund/ Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
Very Aggressive
Core Equity Plus Fund Investor Class	855,891	$922,708	$1,262,490	$79,623	$275,767	820,915	$11,213,702
Equity Growth Fund Investor Class	1,071,508	2,928,219	3,568,007	155,230	489,719	1,042,284	30,570,197
Growth Fund Investor Class	1,262,996	8,324,441	3,746,915	(31,191)	1,575,924	1,427,034	44,023,984
Large Company Value Fund Investor Class	3,416,010	2,277,970	5,814,808	(450,141)	359,975	2,932,090	22,313,208
Mid Cap Value Fund Investor Class	934,024	1,447,916	1,838,452	85,548	513,704	899,878	14,038,094
Real Estate Fund Investor Class	167,031	941,067	504,335	19,714	79,045	184,884	4,527,816
Small Company Fund Investor Class	589,533	367,749	1,038,465	(26,121)	49,338	526,478	5,928,148
Vista Fund Investor Class(2)	1,862,484	3,708,099	3,989,416	295,557	—	1,838,662	38,887,708
Emerging Markets Fund Investor Class	1,877,284	5,417,589	3,269,364	23,787	57,666	2,136,859	17,458,136
International Growth Fund Investor Class	2,930,630	6,627,507	6,912,637	35,790	520,427	2,886,410	36,311,037
Diversified Bond Fund Investor Class	506,975	2,793,068	1,145,782	(4,801)	199,934	656,804	7,034,367
Prime Money Market Fund Investor Class	1,961,541	561,964	200,569	—	210	2,322,936	2,322,936
		$36,318,297	$33,291,240	$182,995	$4,121,709		$234,629,333

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.
(2)	Non-income producing.

6. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets. As of July 31, 2013, Moderate and Aggressive owned 36% and 31%, respectively, of the total outstanding shares of Core Equity Plus Fund. As of July 31, 2013, the funds, in aggregate, owned 90% of the total outstanding shares of Core Equity Plus Fund.

7. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

32

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the funds’ investment securities were classified as Level 1. The Schedule of Investments provides additional information on the funds’ portfolio holdings.

8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 were as follows:

	Very Conservative		Conservative
	2013	2012	2013	2012
Distributions Paid From
Ordinary income	$5,911,434	$5,533,730	$12,019,382	$11,391,973
Long-term capital gains	$1,977,174	$65,517	—	—

	Moderate		Aggressive
	2013	2012	2013	2012
Distributions Paid From
Ordinary income	$17,736,660	$15,985,077	$11,004,640	$8,508,465
Long-term capital gains	—	—	—	—

	Very Aggressive
	2013	2012
Distributions Paid From
Ordinary income	$2,001,337	$1,927,360
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of July 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Very Conservative	Conservative	Moderate
Federal tax cost of investments	$327,827,526	$660,265,877	$958,173,300
Gross tax appreciation of investments	$25,741,826	$87,036,686	$175,599,436
Gross tax depreciation of investments	(1,942,839)	(1,176,498)	(204,301)
Net tax appreciation (depreciation) of investments	$23,798,987	$85,860,188	$175,395,135
Undistributed ordinary income	$743,769	$493,193	$683,758
Accumulated long-term gains	$1,979,064	—	—
Accumulated short-term capital losses	—	$(3,168,691)	$(17,635,935)
Accumulated long-term capital losses	—	—	$(2,417,554)

	Aggressive	Very Aggressive
Federal tax cost of investments	$702,653,619	$183,396,813
Gross tax appreciation of investments	$150,253,622	$51,232,520
Gross tax depreciation of investments	—	—
Net tax appreciation (depreciation) of investments	$150,253,622	$51,232,520
Undistributed ordinary income	$5,550,331	$1,467,772
Accumulated short-term capital losses	$(8,895,161)	$(7,418,345)
Accumulated long-term capital losses	—	$(1,274,293)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

	2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
Very Conservative	—	—	—	—	—
Conservative	—	$(2,774,313)	$(394,378)	—	—
Moderate	$(3,239,053)	$(11,515,723)	$(2,750,775)	$(130,384)	$(2,417,554)
Aggressive	$(620,338)	$(5,491,772)	$(2,783,051)	—	—
Very Aggressive	$(2,321,712)	$(2,861,624)	$(2,233,776)	$(1,233)	$(1,274,293)

34

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice Portfolio: Very Conservative — Investor Class
2013	$11.38	0.20	0.26	0.46	(0.20)	(0.08)	(0.28)	$11.56	4.04%	0.00%(4)	1.75%	28%	$351,627
2012	$11.02	0.24	0.37	0.61	(0.24)	(0.01)	(0.25)	$11.38	5.66%	0.00%(4)	2.14%	13%	$295,065
2011	$10.41	0.23	0.61	0.84	(0.23)	—	(0.23)	$11.02	8.16%	0.00%(4)	2.15%	17%	$206,540
2010	$9.88	0.23	0.53	0.76	(0.23)	—	(0.23)	$10.41	7.73%	0.01%	2.25%	15%	$158,523
2009	$10.36	0.30	(0.40)	(0.10)	(0.32)	(0.06)	(0.38)	$9.88	(0.87)%	0.00%(4)	3.13%	42%	$114,699
One Choice Portfolio: Conservative — Investor Class
2013	$11.79	0.23	0.87	1.10	(0.23)	—	(0.23)	$12.66	9.42%	0.00%(4)	1.86%	3%	$746,126
2012	$11.41	0.25	0.39	0.64	(0.26)	—	(0.26)	$11.79	5.71%	0.00%(4)	2.24%	12%	$573,351
2011	$10.42	0.24	0.99	1.23	(0.24)	—	(0.24)	$11.41	11.90%	0.00%(4)	2.16%	10%	$466,326
2010	$9.69	0.23	0.73	0.96	(0.23)	—	(0.23)	$10.42	9.99%	0.00%(4)	2.29%	7%	$326,548
2009	$10.89	0.29	(0.98)	(0.69)	(0.31)	(0.20)	(0.51)	$9.69	(6.05)%	0.00%(4)	3.13%	40%	$252,404
One Choice Portfolio: Moderate — Investor Class
2013	$12.27	0.24	1.52	1.76	(0.24)	—	(0.24)	$13.79	14.48%	0.00%(4)	1.81%	3%	$1,133,569
2012	$12.01	0.23	0.26	0.49	(0.23)	—	(0.23)	$12.27	4.21%	0.00%(4)	1.95%	16%	$869,723
2011	$10.60	0.21	1.41	1.62	(0.21)	—	(0.21)	$12.01	15.35%	0.00%(4)	1.80%	11%	$803,485
2010	$9.65	0.20	0.94	1.14	(0.19)	—	(0.19)	$10.60	11.90%	0.01%	1.89%	9%	$634,333
2009	$11.73	0.24	(1.70)	(1.46)	(0.26)	(0.36)	(0.62)	$9.65	(11.94)%	0.00%(4)	2.63%	32%	$542,182

35

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice Portfolio: Aggressive — Investor Class
2013	$12.68	0.23	2.05	2.28	(0.21)	—	(0.21)	$14.75	18.15%	0.00%(4)	1.67%	5%	$852,907
2012	$12.58	0.20	0.10	0.30	(0.20)	—	(0.20)	$12.68	2.50%	0.00%(4)	1.65%	14%	$566,200
2011	$10.75	0.18	1.82	2.00	(0.17)	—	(0.17)	$12.58	18.67%	0.00%(4)	1.48%	11%	$523,231
2010	$9.62	0.17	1.11	1.28	(0.15)	—	(0.15)	$10.75	13.33%	0.01%	1.58%	8%	$421,049
2009	$12.62	0.20	(2.49)	(2.29)	(0.24)	(0.47)	(0.71)	$9.62	(17.28)%	0.00%(4)	2.12%	27%	$351,089
One Choice Portfolio: Very Aggressive — Investor Class
2013	$12.62	0.18	2.63	2.81	(0.13)	—	(0.13)	$15.30	22.42%	0.00%(4)	1.29%	16%	$234,629
2012	$12.62	0.12	—(5)	0.12	(0.12)	—	(0.12)	$12.62	1.05%	0.00%(4)	1.02%	13%	$193,193
2011	$10.52	0.11	2.09	2.20	(0.10)	—	(0.10)	$12.62	20.97%	0.00%(4)	0.87%	18%	$203,114
2010	$9.36	0.10	1.15	1.25	(0.09)	—	(0.09)	$10.52	13.39%	0.01%	0.93%	9%	$163,785
2009	$13.11	0.13	(3.17)	(3.04)	(0.14)	(0.57)	(0.71)	$9.36	(22.35)%	0.00%(4)	1.48%	23%	$146,096

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.
(4)	Ratio was less than 0.005%.
(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

36

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
American Century Asset Allocation Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice Portfolio: Very Conservative, One Choice Portfolio: Conservative, One Choice Portfolio: Moderate, One Choice Portfolio: Aggressive, and One Choice Portfolio: Very Aggressive, five of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”) as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of One Choice Portfolio: Very Conservative, One Choice Portfolio: Conservative, One Choice Portfolio: Moderate, One Choice Portfolio: Aggressive, and One Choice Portfolio: Very Aggressive of American Century Asset Allocation Portfolios, Inc. as of July 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

September 19, 2013

37

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

38

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

39

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

40

Approval of Management Agreement

At a meeting held on June 20, 2013, the Funds’ Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a Fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Funds;

•	the wide range of other programs and services the Advisor provides to the Funds and their shareholders on a routine and non-routine basis;

•

the investment performance of the Funds, including data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Funds to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Funds.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for each Fund. In connection with their review, the Directors did

41

not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Funds

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio

42

managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Funds to meet or exceed industry standards. More detailed information about the Funds’ performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Funds under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services to the Funds, and the reasonableness of the management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund

43

basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds invest their non-cash assets entirely in other American Century Investments funds. The Funds do not pay an investment advisory fee to the Advisor. Rather, each Fund indirectly bears its pro rata share of the expenses incurred by the underlying funds. Each of the underlying funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing each Fund’s expenses to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the expenses of each Fund are reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide

44

investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Funds to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between each Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

45

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference

46

Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2013.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2013 as qualified for the corporate dividends received deduction.

Very Conservative	Conservative	Moderate	Aggressive	Very Aggressive
$1,290,365	$3,740,214	$6,810,620	$6,946,309	$2,292,193

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

Very Conservative	Conservative	Moderate	Aggressive	Very Aggressive
$197,138	—	—	—	—

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended July 31, 2013.

Very Conservative	Conservative	Moderate	Aggressive	Very Aggressive
$1,977,174	—	—	—	—

For the fiscal year ended July 31, 2013, the funds intend to pass through to shareholders the following, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended July 31, 2013, the funds earned the following income derived from foreign sources.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Very Conservative	—	—	—	—
Conservative	$87,033	0.0015	$618,067	0.0105
Moderate	$225,096	0.0027	$1,599,319	0.0195
Aggressive	$203,855	0.0035	$1,447,210	0.0250
Very Aggressive	$78,243	0.0051	$555,995	0.0363

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Asset Allocation Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79573 1309

ANNUAL REPORT	JULY 31, 2013

One ChoiceSM In Retirement Portfolio

One ChoiceSM 2015 Portfolio

One ChoiceSM 2020 Portfolio

One ChoiceSM 2025 Portfolio

One ChoiceSM 2030 Portfolio

One ChoiceSM 2035 Portfolio

One ChoiceSM 2040 Portfolio

One ChoiceSM 2045 Portfolio

One ChoiceSM 2050 Portfolio

One ChoiceSM 2055 Portfolio

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Portfolio Commentary	20
Portfolio Characteristics	24
Shareholder Fee Examples	26
Schedule of Investments	33
Statement of Assets and Liabilities	38
Statement of Operations	42
Statement of Changes in Net Assets	46
Notes to Financial Statements	51
Financial Highlights	76
Report of Independent Registered Public Accounting Firm	96
Management	97
Approval of Management Agreements	100
Additional Information	105

In 2006, American Century Investment Services, Inc. entered into an agreement with the LIVESTRONG® Foundation for rights to use the LIVESTRONG name. Effective May 31, 2013, the mutual funds known as LIVESTRONG Portfolios were renamed One ChoiceSM Portfolios. For more information about the foundation, visit LIVESTRONG.org.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

       Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Intervention Boosted Stocks in Developed Countries

This annual report covers a period of unprecedented global monetary intervention, led by the U.S. Federal Reserve (the Fed), the European Central Bank, and the Bank of Japan. These central banks (and others) provided low short-term interest rates and/or made large purchases of government bonds in an effort to stimulate investing and spending.

Monetary stimulus encouraged investment risk-taking, resulting in double-digit stock index returns in many markets. Developed market stock indices generally outperformed their emerging market counterparts by a wide margin. In the U.S., the S&P 500 Index advanced 25.00%, while small- and mid-cap index gains exceeded 30.00%. Internationally, the MSCI EAFE Index, a benchmark for developed markets, advanced 23.48%, while the MSCI Emerging Markets Index lagged at just 1.95%.

Bond returns generally trailed those of stocks. U.S. interest rates, though still historically low, surged from the extremely low levels that prevailed during the risk-averse third quarter of 2012. For example, the 10-year U.S. Treasury note yield rose from 1.50% to 2.58%, according to Bloomberg. As a result, the 10-year Treasury note and the Barclays U.S. Aggregate Bond Index returned –6.50% and –1.91%, respectively, according to Barclays.

Most of the longer-term U.S. Treasury yield increases occurred late in the reporting period, when concerns that the Fed’s bond purchases might be tapered triggered volatility in both the stock and bond markets. Uncertainties about economic and monetary matters going forward took some wind out of the stock market’s sails. In addition, economic growth is still subpar compared with past recession recoveries, and the economy remains in a vulnerable position. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this uncertain environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

In 2012, identity theft impacted 12.6 million Americans and roughly 16.5% or 2.1 million of those attacks took place in retirement or investment accounts. At a recent meeting, the board discussed the programs in place at American Century Investments to help protect shareholder accounts from identity theft and similar threats. As a part of that effort, American Century Investments’ personnel investigate possible identity theft events on an almost daily basis. In order to protect financial accounts from theft, there are several steps that every investor should take.

If you travel, take steps to ensure your mail is secure. Request a vacation hold or ask a trusted relative or friend to collect mail for you. If you are expecting financial paperwork, be mindful of when it is to arrive or have it delivered to a place other than your home. Consider using a post office box as a secure alternative.

When discarding documents, be sure to shred or otherwise destroy any receipts, credit offers, bank statements, insurance forms, or similar documents containing personal or financial information.

Be creative with electronic passwords and keep them private. For example, think of a phrase and use the first letter of each word as your password or substitute numbers for similarly appearing letters (4 for A, 8 for G, etc.).

Finally, be alert to impersonators. Do not give personal information over the phone unless you initiated the contact. If you receive an email asking you for information regarding an account, do not respond to the email or click any links. Rather, contact the company through their official website or call the customer service number listed on your account statement.

These few precautions could prevent a major identity theft problem. If you would like to know more about protecting your American Century Investments accounts, please visit our website at www.americancentury.com/security/protect_yourself_online.jsp.

If you have any thoughts you would like to share with the board, send them to dhpratt@fundboardchair.com. Thank you for your loyalty as an American Century Investments shareholder.

Best regards,

Don Pratt

Performance

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice In Retirement Portfolio
Investor Class	ARTOX	10.11%	6.08%	5.81%	8/31/04
Russell 3000 Index	—	26.86%	8.57%	7.60%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	5.23%	4.72%	—
Institutional Class	ATTIX	10.42%	6.30%	6.03%	8/31/04
A Class(1) No sales charge* With sales charge*	ARTAX	9.94% 3.60%	5.81% 4.57%	5.55% 4.85%	8/31/04
C Class	ATTCX	9.04%	—	7.60%	3/1/10
R Class	ARSRX	9.67%	5.55%	5.28%	8/31/04

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2015 Portfolio
Investor Class	ARFIX	10.61%	5.95%	6.36%	8/31/04
Russell 3000 Index	—	26.86%	8.57%	7.60%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	5.23%	4.72%	—
Institutional Class	ARNIX	10.82%	6.16%	6.57%	8/31/04
A Class(1)	ARFAX				8/31/04
No sales charge*		10.34%	5.70%	6.09%
With sales charge*		3.97%	4.46%	5.39%
C Class	AFNCX	9.53%	—	7.93%	3/1/10
R Class	ARFRX	10.08%	5.42%	5.82%	8/31/04

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2020 Portfolio
Investor Class	ARBVX	11.67%	6.22%	4.94%	5/30/08
Russell 3000 Index	—	26.86%	8.57%	6.32%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	5.23%	5.02%	—
Institutional Class	ARBSX	11.89%	6.41%	5.15%	5/30/08
A Class(1)	ARBMX				5/30/08
No sales charge*		11.41%	5.94%	4.68%
With sales charge*		4.99%	4.69%	3.49%
C Class	ARNCX	10.48%	—	8.40%	3/1/10
R Class	ARBRX	11.14%	5.68%	4.43%	5/30/08

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2025 Portfolio
Investor Class	ARWIX	12.88%	6.12%	6.82%	8/31/04
Russell 3000 Index	—	26.86%	8.57%	7.60%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	5.23%	4.72%	—
Institutional Class	ARWFX	13.10%	6.33%	7.03%	8/31/04
A Class(1)	ARWAX				8/31/04
No sales charge*		12.61%	5.86%	6.55%
With sales charge*		6.13%	4.62%	5.85%
C Class	ARWCX	11.86%	—	8.91%	3/1/10
R Class	ARWRX	12.34%	5.59%	6.29%	8/31/04

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2030 Portfolio
Investor Class	ARCVX	14.53%	6.23%	4.74%	5/30/08
Russell 3000 Index	—	26.86%	8.57%	6.32%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	5.23%	5.02%	—
Institutional Class	ARCSX	14.76%	6.41%	4.93%	5/30/08
A Class(1)	ARCMX				5/30/08
No sales charge*		14.28%	5.94%	4.46%
With sales charge*		7.74%	4.70%	3.27%
C Class	ARWOX	13.32%	—	9.37%	3/1/10
R Class	ARCRX	14.00%	5.68%	4.21%	5/30/08

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2035 Portfolio
Investor Class	ARYIX	16.24%	6.24%	7.23%	8/31/04
Russell 3000 Index	—	26.86%	8.57%	7.60%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	5.23%	4.72%	—
Institutional Class	ARLIX	16.54%	6.46%	7.45%	8/31/04
A Class(1)	ARYAX				8/31/04
No sales charge*		16.05%	5.98%	6.97%
With sales charge*		9.38%	4.73%	6.27%
C Class	ARLCX	15.05%	—	10.03%	3/1/10
R Class	ARYRX	15.69%	5.72%	6.71%	8/31/04

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2040 Portfolio
Investor Class	ARDVX	17.83%	6.74%	5.00%	5/30/08
Russell 3000 Index	—	26.86%	8.57%	6.32%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	5.23%	5.02%	—
Institutional Class	ARDSX	18.05%	6.95%	5.21%	5/30/08
A Class(1)	ARDMX				5/30/08
No sales charge*		17.45%	6.46%	4.74%
With sales charge*		10.68%	5.20%	3.54%
C Class	ARNOX	16.71%	—	10.62%	3/1/10
R Class	ARDRX	17.18%	6.20%	4.47%	5/30/08

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2045 Portfolio
Investor Class	AROIX	18.94%	6.45%	7.49%	8/31/04
Russell 3000 Index	—	26.86%	8.57%	7.60%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	5.23%	4.72%	—
Institutional Class	AOOIX	19.15%	6.68%	7.71%	8/31/04
A Class(1)	AROAX				8/31/04
No sales charge*		18.59%	6.18%	7.22%
With sales charge*		11.78%	4.93%	6.51%
C Class	AROCX	17.72%	—	10.96%	3/1/10
R Class	ARORX	18.30%	5.92%	6.96%	8/31/04

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2050 Portfolio
Investor Class	ARFVX	19.51%	6.49%	4.64%	5/30/08
Russell 3000 Index	—	26.86%	8.57%	6.32%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	5.23%	5.02%	—
Institutional Class	ARFSX	19.72%	6.72%	4.86%	5/30/08
A Class(1)	ARFMX
No sales charge*		19.13%	6.21%	4.37%	5/30/08
With sales charge*		12.32%	4.97%	3.18%
C Class	ARFDX	18.26%	—	11.14%	3/1/10
R Class	ARFWX	18.84%	5.97%	4.12%	5/30/08

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Total Returns as of July 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
One Choice 2055 Portfolio
Investor Class	AREVX	19.86%	9.41%	3/31/11
Russell 3000 Index	—	26.86%	12.98%	—
Barclays U.S. Aggregate Bond Index	—	-1.91%	3.89%	—
Institutional Class	ARENX	20.08%	9.62%	3/31/11
A Class	AREMX			3/31/11
No sales charge*		19.59%	9.13%
With sales charge*		12.72%	6.40%
C Class	AREFX	18.66%	8.32%	3/31/11
R Class	AREOX	19.31%	8.88%	3/31/11

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over Life of One Choice In Retirement Portfolio — Investor Class
$10,000 investment made August 31, 2004

*From 8/31/04, the Investor Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice 2015 Portfolio — Investor Class
$10,000 investment made August 31, 2004

 *From 8/31/04, the Investor Class’s inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over Life of One Choice 2020 Portfolio — Investor Class
$10,000 investment made May 30, 2008

*From 5/30/08, the Investor Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice 2025 Portfolio — Investor Class
$10,000 investment made August 31, 2004

*From 8/31/04, the Investor Class’s inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over Life of One Choice 2030 Portfolio — Investor Class
$10,000 investment made May 30, 2008

*From 5/30/08, the Investor Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice 2035 Portfolio — Investor Class
$10,000 investment made August 31, 2004

*From 8/31/04, the Investor Class’s inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over Life of One Choice 2040 Portfolio — Investor Class
$10,000 investment made May 30, 2008

*From 5/30/08, the Investor Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice 2045 Portfolio — Investor Class
$10,000 investment made August 31, 2004

*From 8/31/04, the Investor Class’s inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over Life of One Choice 2050 Portfolio — Investor Class
$10,000 investment made May 30, 2008

*From 5/30/08, the Investor Class’s inception date. Not annualized.

Growth of $10,000 Over Life of One Choice 2055 Portfolio — Investor Class
$10,000 investment made March 31, 2011

*From 3/31/11, the Investor Class’s inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Total Annual Fund Operating Expenses
	Investor Class	Institutional Class	A Class	C Class	R Class
One Choice In Retirement Portfolio	0.77%	0.57%	1.02%	1.77%	1.27%
One Choice 2015 Portfolio	0.80%	0.60%	1.05%	1.80%	1.30%
One Choice 2020 Portfolio	0.83%	0.63%	1.08%	1.83%	1.33%
One Choice 2025 Portfolio	0.86%	0.66%	1.11%	1.86%	1.36%
One Choice 2030 Portfolio	0.88%	0.68%	1.13%	1.88%	1.38%
One Choice 2035 Portfolio	0.91%	0.71%	1.16%	1.91%	1.41%
One Choice 2040 Portfolio	0.95%	0.75%	1.20%	1.95%	1.45%
One Choice 2045 Portfolio	0.98%	0.78%	1.23%	1.98%	1.48%
One Choice 2050 Portfolio	1.00%	0.80%	1.25%	2.00%	1.50%
One Choice 2055 Portfolio	1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. A portfolio’s target date is the approximate year when investors plan to start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date. The performance of the portfolios is dependent on the performance of their underlying American Century Investments funds, and will assume the risks associated with these funds. The risks will vary according to each portfolio’s asset allocation, and a fund with a later target date is expected to be more volatile than one with an earlier target date.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as administrative fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, and Radu Gabudean

In March 2013, portfolio manager Radu Gabudean joined the One Choice Portfolios’ management team.
In April 2013, portfolio manager Enrique Chang left the One Choice Portfolios’ management team.

Performance Summary

Each of the ten Portfolios (collectively referred to as the One ChoiceSM Target Date Portfolios) advanced for the fiscal year ended July 31, 2013, with returns ranging from 19.86%* for One Choice 2055 Portfolio to 10.11% for One Choice In Retirement Portfolio (see pages 4–19 for more detailed performance information). The gains for the 12-month period reflected strong advances in global equity markets, tempered by declines in most bond market segments.

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Stock Market Review

A rebound in investor sentiment and subsequent increased appetite for risk helped drive U.S. stock markets to repeatedly reach new highs during the 12 months ended July 31, 2013. As the reporting period began, U.S. stocks rallied in response to the Federal Reserve’s (the Fed’s) announced extension of its quantitative easing measures (QE3) and continuation of near-zero interest rate policy.

The fourth quarter of 2012 saw volatility increasing and returns declining amid uncertainty regarding the U.S. presidential election and Congress’s inability to come to an agreement about the looming fiscal cliff—a simultaneous increase in income tax rates coupled with a cut in government spending. Worries about the pace of the global economic recovery further weighed on markets in late 2012.

The resolution of political stalemates early in 2013 prompted a return of market rallies, and U.S. indices repeatedly reached record highs during the first half of 2013. Much of the period was characterized by heightened investor confidence in response to strengthening corporate fundamentals, substantive recovery in the housing sector, and evidence of a pickup in employment data. The Fed’s commitment to quantitative easing reassured investors, who gravitated toward riskier, higher-yielding assets.

This environment persisted until mid-May when investors were spooked by Fed chairman Ben Bernanke’s suggestion that the Fed was considering an exit strategy from its exceptionally accommodative monetary policy. Prospects of a tapering of the $85 billion monthly bond purchase operation, combined with worries about slower growth in the emerging markets, drove equities lower in June. But stocks largely rallied during July as central bankers around the world indicated that stimulus measures would remain in place for at least the near future and Bernanke signaled his commitment to stimulating growth and avoiding deflation.

*All fund returns referenced in this commentary are for Investor Class shares.

Market Index Total Returns
For the 12 months ended July 31, 2013
U.S. Stocks
Russell 1000 Index (Large-Cap)	26.23%
Russell Midcap Index	32.37%
Russell 2000 Index (Small-Cap)	34.76%
International Stocks
MSCI EAFE Index	23.48%
MSCI Emerging Markets Index	1.95%
U.S. Fixed Income
Barclays U.S. Aggregate Bond Index (multi-sector)	-1.91%
Barclays U.S. Corporate Bond Index (investment-grade)	-0.66%
Barclays U.S. Corporate High-Yield Bond Index	9.49%
Barclays U.S. MBS Index (mortgage-backed securities)	-1.98%
Barclays U.S. Treasury Bond Index	-2.72%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	-5.87%
International Bonds
Barclays Global Treasury ex-U.S. Bond Index	-5.23%

Add it all up, and every segment of the U.S. stock market advanced strongly for the 12 months, with small-cap stocks posting larger advances than their mid- and large-cap counterparts (see the table above). Growth and value stocks were somewhat mixed—growth issues outperformed among small-cap stocks, while value shares held up better in the mid- and large-cap segments of the market.

Non-U.S. stocks also advanced during the fiscal year, though returns were considerably more muted among the emerging markets. Central banks around the world repeatedly took steps to support their fiscally-troubled economies, implementing quantitative easing and economic stimulus measures which helped to support markets. Emerging markets led their developed counterparts during the first half of the period, but lagged for the remainder as worries about the impact of a potential slowdown in China discouraged market participants.

Bond Market Review

Most sectors of the U.S. bond market posted negative returns for the 12-months ending July 31, 2013, with declines taking place primarily in the second half of the reporting period. The first part of the year saw the broad bond market indices gaining ground as the Fed implemented additional quantitative easing measures and kept interest rates at historically low levels. With investors hungry for yield and willing to take on higher levels of risk in such an environment, high-yield corporate bonds, commercial mortgage-backed securities, and investment-grade corporate bonds delivered the best returns.

The first part of 2013 saw many of these same themes, with higher-yielding bonds continuing their leadership and turning in positive results. As interest rates and bond yields remained at what many market watchers deemed to be artificially low levels, the broad bond indices were unable to keep pace and posted first quarter losses. Long-term Treasuries, investment-grade corporate bonds, and mortgage-backed securities led the market’s decline.

Fears of a change in the Fed’s policy following Bernanke’s May comments led to a sudden change in bond market sentiment, resulting in a largely “technical” (based more on fear of higher interest rates than on actual economic fundamentals that would drive them higher) broad market sell-off. Investor reaction was swift and severe. Typically, Treasuries and other longer-duration government bonds would suffer most in such a sell-off. In this case, nominal Treasuries, along with mortgage-backed securities and agency securities, outperformed the Barclays U.S. Aggregate Bond Index, which was dragged down by a sharp sell-off of less-liquid, longer-duration investment-grade corporate debt. Treasury inflation-protected securities also declined substantially, primarily due to their longer duration and the market’s low inflation expectations. In contrast, the most-liquid and shortest-duration (least price-sensitive to interest rate changes) securities generally fared best during the sell-off.

Following the bond market’s upheaval during the second quarter, Bernanke’s July statement that the Fed remained committed to stimulating growth and avoiding deflation somewhat reassured investors. Returns remained divergent, however, with high-yield corporate bonds maintaining their market leadership, while long-term Treasuries continued to decline and municipal bonds fell in reaction to news that the City of Detroit was filing for bankruptcy. For the reporting period as a whole, most segments of the bond market declined. High-yield bonds were the notable exception.

Non-U.S. bonds also experienced negative returns for the 12 months. The early part of the reporting period saw investors worried about Europe’s debt crisis, while later in the year concerns turned to emerging market growth prospects and their impact on the global economic recovery. While bond market returns abroad remained highly attuned to central bank policies, which were largely accommodative over the course of the period, the U.S. dollar’s strength relative to most currencies negated any price appreciation.

Fund Information

Each One Choice Target Date Portfolio is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See pages 24–25 for the specific underlying fund allocations for each Portfolio.) A Portfolio’s target date is the approximate year when investors plan to retire and likely would stop making new investments in the fund. The principal value of the investment is not guaranteed at any time, including at the target date. One Choice In Retirement Portfolio is generally intended for investors near, at, or in retirement. There is no guarantee that an investment in any of the funds will provide adequate income at or through an investor’s retirement.

Each target-dated Portfolio seeks the highest total return consistent with its asset mix. Over time, the asset mix and weightings are adjusted to be more conservative. In general, as the target year approaches, each Portfolio’s allocation becomes more conservative by decreasing the allocation to stock funds and increasing the allocation to bond and money market funds. By the time each Portfolio reaches its target date, its target asset mix will become fixed and match that of One Choice In Retirement Portfolio, which seeks current income and capital appreciation.

Portfolio Performance

Within the Portfolios, each equity fund, both U.S. and non-U.S., produced positive returns for the 12-month period. NT Small Company Fund and NT Mid Cap Value Fund generated the best performance, both producing returns of over 30%. Real Estate Fund, which invests in real estate investment trusts, delivered the lowest returns among equities, gaining 6% for the reporting period. NT Emerging Markets Fund was another relative laggard, with a near 7% return.

Among the Portfolios’ fixed-income components, the leading performer was High-Yield Fund, which gained nearly 9% for the 12-month period. All other bond components fell during the year, with Inflation-Adjusted Bond Fund and International Bond Fund declining the most. NT Diversified Bond Fund (the Portfolios’ largest fixed-income holding) had a negative return and performed roughly in line with the broad bond market indices during the 12-month period.

A Look Ahead

The U.S. economic recovery appears to be progressing, albeit with headwinds. Improvements in housing, employment, and economic indicators have been consistent and point to slow but positive growth. While inflation is low, financial market volatility is likely to remain elevated as ongoing concerns over interest rates and Federal Reserve action dominate headlines. Turning overseas, we believe the low-growth environment seen in many non-U.S. markets is likely to persist. While economic conditions in Japan appear to be improving, Europe’s recovery continues to lag that of the U.S., and a potential slowdown in China is likely to weigh on emerging markets, keeping international market volatility elevated.

Although the investment team does not make tactical allocation shifts within the Portfolios, the teams managing the underlying funds may make adjustments based on where they see the greatest opportunities. For example, within NT Diversified Bond Fund, the largest component of the Portfolios’ fixed-income allocation, the fixed income team remains overweight to corporate bonds and asset-backed securities. They also favor U.K. gilts over Treasuries and U.S. government agency bonds. These market dynamics, and the constantly changing investment environment, reinforce our belief that broad-based diversification among asset classes and within asset classes is essential to long-term investing success.

Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2013
	One Choice In Retirement Portfolio	One Choice 2015 Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio
Equity
NT Core Equity Plus Fund	3.1%	3.2%	3.0%	3.1%	3.2%
NT Equity Growth Fund	10.0%	10.1%	9.5%	9.4%	9.3%
NT Growth Fund	6.5%	7.0%	8.0%	9.5%	11.1%
NT Large Company Value Fund	11.0%	11.2%	11.2%	11.6%	12.1%
NT Mid Cap Value Fund	4.0%	4.4%	5.0%	5.6%	5.2%
NT Small Company Fund	2.0%	2.2%	2.1%	2.7%	3.6%
NT VistaSM Fund	2.5%	3.1%	3.9%	4.7%	5.1%
Real Estate Fund	1.0%	1.0%	1.3%	1.5%	1.8%
NT Emerging Markets Fund	—	0.5%	1.5%	2.3%	2.9%
NT International Growth Fund	5.0%	5.2%	6.1%	7.1%	8.6%
Total Equity	45.1%	47.9%	51.6%	57.5%	62.9%
Fixed Income
High-Yield Fund	3.8%	3.6%	3.6%	3.3%	3.0%
Inflation-Adjusted Bond Fund	7.6%	7.2%	7.3%	6.6%	6.2%
NT Diversified Bond Fund	26.6%	26.0%	25.1%	23.6%	21.2%
International Bond Fund	6.9%	6.4%	5.7%	4.1%	1.7%
Total Fixed Income	44.9%	43.2%	41.7%	37.6%	32.1%
Premium Money Market Fund	10.0%	8.9%	6.7%	4.9%	5.0%
Other Assets and Liabilities	— (2)	— (2)	— (2)	— (2)	— (2)

(1)	Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Category is less than 0.05% of total net assets.

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2013
	One Choice 2035 Portfolio	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Equity
NT Core Equity Plus Fund	3.3%	3.6%	4.5%	4.5%	4.5%
NT Equity Growth Fund	9.7%	10.3%	10.3%	10.4%	10.8%
NT Growth Fund	12.8%	13.9%	14.6%	14.9%	15.3%
NT Large Company Value Fund	12.9%	13.8%	14.6%	15.1%	15.5%
NT Mid Cap Value Fund	5.7%	6.6%	7.2%	7.2%	7.5%
NT Small Company Fund	4.3%	4.1%	4.3%	4.8%	5.0%
NT VistaSM Fund	5.8%	6.7%	7.4%	7.3%	7.5%
Real Estate Fund	2.0%	2.3%	2.5%	2.8%	2.9%
NT Emerging Markets Fund	3.4%	4.4%	5.2%	6.2%	6.5%
NT International Growth Fund	9.7%	10.0%	10.1%	9.9%	9.5%
Total Equity	69.6%	75.7%	80.7%	83.1%	85.0%
Fixed Income
High-Yield Fund	2.5%	2.3%	1.9%	1.7%	1.5%
Inflation-Adjusted Bond Fund	5.3%	4.5%	3.8%	3.3%	3.0%
NT Diversified Bond Fund	18.4%	15.8%	13.6%	11.9%	10.5%
Total Fixed Income	26.2%	22.6%	19.3%	16.9%	15.0%
Premium Money Market Fund	4.2%	1.7%	—	—	—
Other Assets and Liabilities	— (2)	— (2)	— (2)	— (2)	— (2)

(1)	Institutional Class, except Premium Money Market Fund Investor Class.

(2)	Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2013 to July 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period(1) 2/1/13 – 7/31/13	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/13 – 7/31/13	Effective Annualized Expense Ratio(2)
One Choice In Retirement Portfolio
Actual
Investor Class	$1,000	$1,043.70	$1.06	0.21%	$3.90	0.77%
Institutional Class	$1,000	$1,045.50	$0.05	0.01%	$2.89	0.57%
A Class	$1,000	$1,042.50	$2.33	0.46%	$5.17	1.02%
C Class	$1,000	$1,038.20	$6.11	1.21%	$8.94	1.77%
R Class	$1,000	$1,041.30	$3.59	0.71%	$6.43	1.27%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$3.86	0.77%
Institutional Class	$1,000	$1,024.74	$0.05	0.01%	$2.86	0.57%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.11	1.02%
C Class	$1,000	$1,018.79	$6.06	1.21%	$8.85	1.77%
R Class	$1,000	$1,021.27	$3.56	0.71%	$6.36	1.27%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class’s annualized expense ratio.

(2)

Effective expenses reflect the sum of expenses borne directly by the class plus the fund’s pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class’s annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund’s relative average investment therein during the period.

	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period(1) 2/1/13 – 7/31/13	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/13 – 7/31/13	Effective Annualized Expense Ratio(2)
One Choice 2015 Portfolio
Actual
Investor Class	$1,000	$1,046.00	$1.07	0.21%	$4.01	0.79%
Institutional Class	$1,000	$1,046.80	$0.05	0.01%	$2.99	0.59%
A Class	$1,000	$1,044.40	$2.33	0.46%	$5.27	1.04%
C Class	$1,000	$1,040.40	$6.12	1.21%	$9.06	1.79%
R Class	$1,000	$1,042.80	$3.60	0.71%	$6.53	1.29%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$3.96	0.79%
Institutional Class	$1,000	$1,024.74	$0.05	0.01%	$2.96	0.59%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.21	1.04%
C Class	$1,000	$1,018.79	$6.06	1.21%	$8.95	1.79%
R Class	$1,000	$1,021.27	$3.56	0.71%	$6.46	1.29%
One Choice 2020 Portfolio
Actual
Investor Class	$1,000	$1,049.00	$1.07	0.21%	$4.17	0.82%
Institutional Class	$1,000	$1,049.90	$0.05	0.01%	$3.15	0.62%
A Class	$1,000	$1,048.10	$2.34	0.46%	$5.43	1.07%
C Class	$1,000	$1,043.50	$6.13	1.21%	$9.22	1.82%
R Class	$1,000	$1,047.20	$3.60	0.71%	$6.70	1.32%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.11	0.82%
Institutional Class	$1,000	$1,024.74	$0.05	0.01%	$3.11	0.62%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.36	1.07%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.10	1.82%
R Class	$1,000	$1,021.27	$3.56	0.71%	$6.61	1.32%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class’s annualized expense ratio.

(2)

Effective expenses reflect the sum of expenses borne directly by the class plus the fund’s pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class’s annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund’s relative average investment therein during the period.

	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period(1) 2/1/13 – 7/31/13	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/13 – 7/31/13	Effective Annualized Expense Ratio(2)
One Choice 2025 Portfolio
Actual
Investor Class	$1,000	$1,054.60	$1.07	0.21%	$4.33	0.85%
Institutional Class	$1,000	$1,055.40	$0.05	0.01%	$3.31	0.65%
A Class	$1,000	$1,053.10	$2.34	0.46%	$5.60	1.10%
C Class	$1,000	$1,049.90	$6.15	1.21%	$9.40	1.85%
R Class	$1,000	$1,052.30	$3.61	0.71%	$6.87	1.35%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.26	0.85%
Institutional Class	$1,000	$1,024.74	$0.05	0.01%	$3.26	0.65%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.51	1.10%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.25	1.85%
R Class	$1,000	$1,021.27	$3.56	0.71%	$6.76	1.35%
One Choice 2030 Portfolio
Actual
Investor Class	$1,000	$1,063.10	$1.07	0.21%	$4.45	0.87%
Institutional Class	$1,000	$1,063.10	$0.05	0.01%	$3.43	0.67%
A Class	$1,000	$1,061.40	$2.35	0.46%	$5.72	1.12%
C Class	$1,000	$1,056.60	$6.17	1.21%	$9.54	1.87%
R Class	$1,000	$1,060.40	$3.63	0.71%	$7.00	1.37%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.36	0.87%
Institutional Class	$1,000	$1,024.74	$0.05	0.01%	$3.36	0.67%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.61	1.12%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.35	1.87%
R Class	$1,000	$1,021.27	$3.56	0.71%	$6.85	1.37%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class’s annualized expense ratio.

(2)

Effective expenses reflect the sum of expenses borne directly by the class plus the fund’s pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class’s annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund’s relative average investment therein during the period.

	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period(1) 2/1/13 – 7/31/13	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/13 – 7/31/13	Effective Annualized Expense Ratio(2)
One Choice 2035 Portfolio
Actual
Investor Class	$1,000	$1,070.80	$1.08	0.21%	$4.62	0.90%
Institutional Class	$1,000	$1,072.20	$0.05	0.01%	$3.60	0.70%
A Class	$1,000	$1,070.10	$2.36	0.46%	$5.90	1.15%
C Class	$1,000	$1,065.60	$6.20	1.21%	$9.73	1.90%
R Class	$1,000	$1,068.60	$3.64	0.71%	$7.18	1.40%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.51	0.90%
Institutional Class	$1,000	$1,024.74	$0.05	0.01%	$3.51	0.70%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.76	1.15%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.49	1.90%
R Class	$1,000	$1,021.27	$3.56	0.71%	$7.00	1.40%
One Choice 2040 Portfolio
Actual
Investor Class	$1,000	$1,077.10	$1.08	0.21%	$4.79	0.93%
Institutional Class	$1,000	$1,079.00	$0.05	0.01%	$3.76	0.73%
A Class	$1,000	$1,076.30	$2.37	0.46%	$6.07	1.18%
C Class	$1,000	$1,072.60	$6.22	1.21%	$9.92	1.93%
R Class	$1,000	$1,074.50	$3.65	0.71%	$7.36	1.43%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.66	0.93%
Institutional Class	$1,000	$1,024.74	$0.05	0.01%	$3.66	0.73%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.91	1.18%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.64	1.93%
R Class	$1,000	$1,021.27	$3.56	0.71%	$7.15	1.43%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class’s annualized expense ratio.

(2)

Effective expenses reflect the sum of expenses borne directly by the class plus the fund’s pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class’s annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund’s relative average investment therein during the period.

	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period(1) 2/1/13 – 7/31/13	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/13 – 7/31/13	Effective Annualized Expense Ratio(2)
One Choice 2045 Portfolio
Actual
Investor Class	$1,000	$1,082.70	$1.08	0.21%	$5.01	0.97%
Institutional Class	$1,000	$1,084.20	$0.05	0.01%	$3.98	0.77%
A Class	$1,000	$1,081.30	$2.37	0.46%	$6.30	1.22%
C Class	$1,000	$1,077.60	$6.23	1.21%	$10.15	1.97%
R Class	$1,000	$1,080.60	$3.66	0.71%	$7.58	1.47%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.86	0.97%
Institutional Class	$1,000	$1,024.74	$0.05	0.01%	$3.86	0.77%
A Class	$1,000	$1,022.51	$2.31	0.46%	$6.11	1.22%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.84	1.97%
R Class	$1,000	$1,021.27	$3.56	0.71%	$7.35	1.47%
One Choice 2050 Portfolio
Actual
Investor Class	$1,000	$1,084.80	$1.09	0.21%	$5.07	0.98%
Institutional Class	$1,000	$1,085.60	$0.05	0.01%	$4.03	0.78%
A Class	$1,000	$1,082.90	$2.38	0.46%	$6.35	1.23%
C Class	$1,000	$1,079.10	$6.24	1.21%	$10.21	1.98%
R Class	$1,000	$1,082.00	$3.67	0.71%	$7.64	1.48%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.91	0.98%
Institutional Class	$1,000	$1,024.74	$0.05	0.01%	$3.91	0.78%
A Class	$1,000	$1,022.51	$2.31	0.46%	$6.16	1.23%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.89	1.98%
R Class	$1,000	$1,021.27	$3.56	0.71%	$7.40	1.48%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class’s annualized expense ratio.

(2)

Effective expenses reflect the sum of expenses borne directly by the class plus the fund’s pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class’s annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund’s relative average investment therein during the period.

	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period(1) 2/1/13 – 7/31/13	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/13 – 7/31/13	Effective Annualized Expense Ratio(2)
One Choice 2055 Portfolio
Actual
Investor Class	$1,000	$1,086.80	$1.09	0.21%	$5.12	0.99%
Institutional Class	$1,000	$1,087.70	$0.05	0.01%	$4.09	0.79%
A Class	$1,000	$1,086.00	$2.38	0.46%	$6.41	1.24%
C Class	$1,000	$1,081.40	$6.24	1.21%	$10.27	1.99%
R Class	$1,000	$1,085.10	$3.67	0.71%	$7.70	1.49%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.96	0.99%
Institutional Class	$1,000	$1,024.74	$0.05	0.01%	$3.96	0.79%
A Class	$1,000	$1,022.51	$2.31	0.46%	$6.21	1.24%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.94	1.99%
R Class	$1,000	$1,021.27	$3.56	0.71%	$7.45	1.49%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class’s annualized expense ratio.

(2)

Effective expenses reflect the sum of expenses borne directly by the class plus the fund’s pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class’s annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund’s relative average investment therein during the period.

Schedule of Investments

JULY 31, 2013

	Shares	Value
One Choice In Retirement Portfolio
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 40.1%
NT Core Equity Plus Fund Institutional Class	1,075,913	$ 14,944,428
NT Equity Growth Fund Institutional Class	4,027,598	49,297,798
NT Growth Fund Institutional Class	2,218,035	31,873,165
NT Large Company Value Fund Institutional Class	4,691,688	53,907,490
NT Mid Cap Value Fund Institutional Class	1,606,174	19,675,632
NT Small Company Fund Institutional Class	932,733	10,036,211
NT Vista Fund Institutional Class	963,648	12,508,155
Real Estate Fund Institutional Class	192,130	4,714,870
		196,957,749
DOMESTIC FIXED INCOME FUNDS — 37.9%
High-Yield Fund Institutional Class	2,983,014	18,494,686
Inflation-Adjusted Bond Fund Institutional Class	3,045,484	37,215,811
NT Diversified Bond Fund Institutional Class	12,260,943	130,456,430
		186,166,927
MONEY MARKET FUNDS — 10.0%
Premium Money Market Fund Investor Class	48,837,927	48,837,927
INTERNATIONAL FIXED INCOME FUNDS — 7.0%
International Bond Fund Institutional Class	2,483,677	34,150,558
INTERNATIONAL EQUITY FUNDS — 5.0%
NT International Growth Fund Institutional Class	2,222,569	24,648,291
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $411,096,602)		490,761,452
OTHER ASSETS AND LIABILITIES†		15,408
TOTAL NET ASSETS — 100.0%		$490,776,860

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

	Shares	Value
One Choice 2015 Portfolio
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 42.2%
NT Core Equity Plus Fund Institutional Class	2,607,470	$ 36,217,755
NT Equity Growth Fund Institutional Class	9,388,481	114,915,003
NT Growth Fund Institutional Class	5,572,458	80,076,226
NT Large Company Value Fund Institutional Class	11,104,521	127,590,950
NT Mid Cap Value Fund Institutional Class	4,100,679	50,233,314
NT Small Company Fund Institutional Class	2,338,451	25,161,735
NT Vista Fund Institutional Class	2,712,020	35,202,020
Real Estate Fund Institutional Class	481,373	11,812,895
		481,209,898
DOMESTIC FIXED INCOME FUNDS — 36.8%
High-Yield Fund Institutional Class	6,629,783	41,104,653
Inflation-Adjusted Bond Fund Institutional Class	6,696,627	81,832,784
NT Diversified Bond Fund Institutional Class	27,867,833	296,513,740
		419,451,177
MONEY MARKET FUNDS — 8.9%
Premium Money Market Fund Investor Class	101,533,706	101,533,706
INTERNATIONAL FIXED INCOME FUNDS — 6.4%
International Bond Fund Institutional Class	5,316,033	73,095,451
INTERNATIONAL EQUITY FUNDS — 5.7%
NT Emerging Markets Fund Institutional Class	586,208	5,744,834
NT International Growth Fund Institutional Class	5,358,497	59,425,731
		65,170,565
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $955,303,178)		1,140,460,797
OTHER ASSETS AND LIABILITIES†		169
TOTAL NET ASSETS — 100.0%		$1,140,460,966

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

See Notes to Financial Statements.

	Shares	Value
One Choice 2020 Portfolio
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 44.0%
NT Core Equity Plus Fund Institutional Class	2,109,093	$ 29,295,304
NT Equity Growth Fund Institutional Class	7,567,704	92,628,694
NT Growth Fund Institutional Class	5,424,075	77,943,958
NT Large Company Value Fund Institutional Class	9,500,396	109,159,548
NT Mid Cap Value Fund Institutional Class	3,964,015	48,559,183
NT Small Company Fund Institutional Class	1,866,026	20,078,437
NT Vista Fund Institutional Class	2,935,252	38,099,577
Real Estate Fund Institutional Class	514,039	12,614,523
		428,379,224
DOMESTIC FIXED INCOME FUNDS — 36.0%
High-Yield Fund Institutional Class	5,658,295	35,081,429
Inflation-Adjusted Bond Fund Institutional Class	5,772,276	70,537,207
NT Diversified Bond Fund Institutional Class	22,991,264	244,627,045
		350,245,681
INTERNATIONAL EQUITY FUNDS — 7.6%
NT Emerging Markets Fund Institutional Class	1,480,359	14,507,523
NT International Growth Fund Institutional Class	5,384,627	59,715,510
		74,223,033
MONEY MARKET FUNDS — 6.7%
Premium Money Market Fund Investor Class	65,611,158	65,611,158
INTERNATIONAL FIXED INCOME FUNDS — 5.7%
International Bond Fund Institutional Class	4,038,033	55,522,955
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $842,489,936)		973,982,051
OTHER ASSETS AND LIABILITIES†		10,929
TOTAL NET ASSETS — 100.0%		$973,992,980

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

	Shares	Value
One Choice 2025 Portfolio
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 48.1%
NT Core Equity Plus Fund Institutional Class	3,841,659	$ 53,360,644
NT Equity Growth Fund Institutional Class	13,407,589	164,108,895
NT Growth Fund Institutional Class	11,473,007	164,867,112
NT Large Company Value Fund Institutional Class	17,688,022	203,235,375
NT Mid Cap Value Fund Institutional Class	8,006,170	98,075,587
NT Small Company Fund Institutional Class	4,389,883	47,235,143
NT Vista Fund Institutional Class	6,367,562	82,650,950
Real Estate Fund Institutional Class	1,037,027	25,448,646
		838,982,352
DOMESTIC FIXED INCOME FUNDS — 33.5%
High-Yield Fund Institutional Class	9,207,943	57,089,248
Inflation-Adjusted Bond Fund Institutional Class	9,501,028	116,102,568
NT Diversified Bond Fund Institutional Class	38,736,091	412,152,010
		585,343,826
INTERNATIONAL EQUITY FUNDS — 9.4%
NT Emerging Markets Fund Institutional Class	4,052,787	39,717,316
NT International Growth Fund Institutional Class	11,184,672	124,038,009
		163,755,325
MONEY MARKET FUNDS — 4.9%
Premium Money Market Fund Investor Class	84,682,336	84,682,336
INTERNATIONAL FIXED INCOME FUNDS — 4.1%
International Bond Fund Institutional Class	5,235,492	71,988,018
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,445,597,176)		1,744,751,857
OTHER ASSETS AND LIABILITIES†		3,878
TOTAL NET ASSETS — 100.0%		$1,744,755,735

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

See Notes to Financial Statements.

	Shares	Value
One Choice 2030 Portfolio
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 51.4%
NT Core Equity Plus Fund Institutional Class	2,128,304	$ 29,562,141
NT Equity Growth Fund Institutional Class	6,867,087	84,053,139
NT Growth Fund Institutional Class	7,020,849	100,889,606
NT Large Company Value Fund Institutional Class	9,538,044	109,592,131
NT Mid Cap Value Fund Institutional Class	3,872,410	47,437,023
NT Small Company Fund Institutional Class	3,042,249	32,734,602
NT Vista Fund Institutional Class	3,539,295	45,940,052
Real Estate Fund Institutional Class	657,257	16,129,099
		466,337,793
DOMESTIC FIXED INCOME FUNDS — 30.4%
High-Yield Fund Institutional Class	4,418,124	27,392,368
Inflation-Adjusted Bond Fund Institutional Class	4,569,525	55,839,595
NT Diversified Bond Fund Institutional Class	18,116,815	192,762,914
		275,994,877
INTERNATIONAL EQUITY FUNDS — 11.5%
NT Emerging Markets Fund Institutional Class	2,647,233	25,942,886
NT International Growth Fund Institutional Class	7,058,493	78,278,686
		104,221,572
MONEY MARKET FUNDS — 5.0%
Premium Money Market Fund Investor Class	45,224,828	45,224,828
INTERNATIONAL FIXED INCOME FUNDS — 1.7%
International Bond Fund Institutional Class	1,150,750	15,822,818
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $769,148,085)		907,601,888
OTHER ASSETS AND LIABILITIES†		1,012
TOTAL NET ASSETS — 100.0%		$907,602,900

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

	Shares	Value
One Choice 2035 Portfolio
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 56.4%
NT Core Equity Plus Fund Institutional Class	3,080,717	$ 42,791,165
NT Equity Growth Fund Institutional Class	10,361,071	126,819,514
NT Growth Fund Institutional Class	11,715,612	168,353,342
NT Large Company Value Fund Institutional Class	14,683,860	168,717,555
NT Mid Cap Value Fund Institutional Class	6,047,493	74,081,793
NT Small Company Fund Institutional Class	5,270,123	56,706,522
NT Vista Fund Institutional Class	5,815,662	75,487,296
Real Estate Fund Institutional Class	1,063,993	26,110,401
		739,067,588
DOMESTIC FIXED INCOME FUNDS — 26.2%
High-Yield Fund Institutional Class	5,430,252	33,667,562
Inflation-Adjusted Bond Fund Institutional Class	5,661,590	69,184,635
NT Diversified Bond Fund Institutional Class	22,680,743	241,323,110
		344,175,307
INTERNATIONAL EQUITY FUNDS — 13.2%
NT Emerging Markets Fund Institutional Class	4,619,617	45,272,251
NT International Growth Fund Institutional Class	11,491,419	127,439,837
		172,712,088
MONEY MARKET FUNDS — 4.2%
Premium Money Market Fund Investor Class	55,091,232	55,091,232
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,071,585,551)		1,311,046,215
OTHER ASSETS AND LIABILITIES†		(23,397)
TOTAL NET ASSETS — 100.0%		$1,311,022,818

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

See Notes to Financial Statements.

	Shares	Value
One Choice 2040 Portfolio
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 61.3%
NT Core Equity Plus Fund Institutional Class	1,661,736	$ 23,081,510
NT Equity Growth Fund Institutional Class	5,313,904	65,042,180
NT Growth Fund Institutional Class	6,125,839	88,028,301
NT Large Company Value Fund Institutional Class	7,634,726	87,722,997
NT Mid Cap Value Fund Institutional Class	3,416,646	41,853,914
NT Small Company Fund Institutional Class	2,444,335	26,301,041
NT Vista Fund Institutional Class	3,254,491	42,243,287
Real Estate Fund Institutional Class	587,623	14,420,260
		388,693,490
DOMESTIC FIXED INCOME FUNDS — 22.6%
High-Yield Fund Institutional Class	2,299,621	14,257,648
Inflation-Adjusted Bond Fund Institutional Class	2,336,857	28,556,394
NT Diversified Bond Fund Institutional Class	9,430,054	100,335,778
		143,149,820
INTERNATIONAL EQUITY FUNDS — 14.4%
NT Emerging Markets Fund Institutional Class	2,822,162	27,657,189
NT International Growth Fund Institutional Class	5,718,528	63,418,475
		91,075,664
MONEY MARKET FUNDS — 1.7%
Premium Money Market Fund Investor Class	11,028,928	11,028,928
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $533,201,583)		633,947,902
OTHER ASSETS AND LIABILITIES†		58
TOTAL NET ASSETS — 100.0%		$633,947,960

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

	Shares	Value
One Choice 2045 Portfolio
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 65.4%
NT Core Equity Plus Fund Institutional Class	2,848,538	$ 39,566,192
NT Equity Growth Fund Institutional Class	7,383,932	90,379,333
NT Growth Fund Institutional Class	8,899,746	127,889,351
NT Large Company Value Fund Institutional Class	11,132,399	127,911,268
NT Mid Cap Value Fund Institutional Class	5,157,434	63,178,564
NT Small Company Fund Institutional Class	3,457,090	37,198,289
NT Vista Fund Institutional Class	4,954,886	64,314,419
Real Estate Fund Institutional Class	898,233	22,042,634
		572,480,050
DOMESTIC FIXED INCOME FUNDS — 19.3%
High-Yield Fund Institutional Class	2,706,768	16,781,963
Inflation-Adjusted Bond Fund Institutional Class	2,756,318	33,682,211
NT Diversified Bond Fund Institutional Class	11,177,474	118,928,323
		169,392,497
INTERNATIONAL EQUITY FUNDS — 15.3%
NT Emerging Markets Fund Institutional Class	4,656,480	45,633,504
NT International Growth Fund Institutional Class	7,986,801	88,573,621
		134,207,125
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $712,060,415)		876,079,672
OTHER ASSETS AND LIABILITIES†		(2,678)
TOTAL NET ASSETS — 100.0%		$876,076,994

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

See Notes to Financial Statements.

	Shares	Value
One Choice 2050 Portfolio
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 67.0%
NT Core Equity Plus Fund Institutional Class	1,094,952	$ 15,208,882
NT Equity Growth Fund Institutional Class	2,859,451	34,999,679
NT Growth Fund Institutional Class	3,486,184	50,096,465
NT Large Company Value Fund Institutional Class	4,437,013	50,981,280
NT Mid Cap Value Fund Institutional Class	1,988,839	24,363,275
NT Small Company Fund Institutional Class	1,499,847	16,138,354
NT Vista Fund Institutional Class	1,889,721	24,528,572
Real Estate Fund Institutional Class	381,766	9,368,529
		225,685,036
DOMESTIC FIXED INCOME FUNDS — 16.9%
High-Yield Fund Institutional Class	911,202	5,649,452
Inflation-Adjusted Bond Fund Institutional Class	926,820	11,325,745
NT Diversified Bond Fund Institutional Class	3,765,482	40,064,729
		57,039,926
INTERNATIONAL EQUITY FUNDS — 16.1%
NT Emerging Markets Fund Institutional Class	2,139,963	20,971,635
NT International Growth Fund Institutional Class	2,998,655	33,255,084
		54,226,719
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $287,101,232)		336,951,681
OTHER ASSETS AND LIABILITIES†		5,943
TOTAL NET ASSETS — 100.0%		$336,957,624

Notes to Schedule of Investments

 † Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

	Shares	Value
One Choice 2055 Portfolio
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 69.0%
NT Core Equity Plus Fund Institutional Class	153,893	$ 2,137,578
NT Equity Growth Fund Institutional Class	415,586	5,086,776
NT Growth Fund Institutional Class	501,753	7,210,190
NT Large Company Value Fund Institutional Class	635,708	7,304,290
NT Mid Cap Value Fund Institutional Class	288,684	3,536,383
NT Small Company Fund Institutional Class	220,762	2,375,397
NT Vista Fund Institutional Class	274,978	3,569,212
Real Estate Fund Institutional Class	56,508	1,386,712
		32,606,538
INTERNATIONAL EQUITY FUNDS — 16.0%
NT Emerging Markets Fund Institutional Class	312,478	3,062,283
NT International Growth Fund Institutional Class	405,046	4,491,965
		7,554,248
DOMESTIC FIXED INCOME FUNDS — 15.0%
High-Yield Fund Institutional Class	114,479	709,772
Inflation-Adjusted Bond Fund Institutional Class	116,220	1,420,209
NT Diversified Bond Fund Institutional Class	465,737	4,955,443
		7,085,424
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $42,648,667)		47,246,210
OTHER ASSETS AND LIABILITIES†		3
TOTAL NET ASSETS — 100.0%		$47,246,213

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2013
	One Choice In Retirement Portfolio	One Choice 2015 Portfolio	One Choice 2020 Portfolio
Assets
Investment securities in affiliates, at value (cost of $411,096,602, $955,303,178 and $842,489,936, respectively)	$490,761,452	$1,140,460,797	$973,982,051
Cash	111,853	264,546	222,421
Receivable for investments sold	489,174	388,389	43,977
Receivable for capital shares sold	741,940	873,314	1,281,977
Distributions receivable from affiliates	297,508	676,611	556,870
	492,401,927	1,142,663,657	976,087,296

Liabilities
Payable for investments purchased	297,432	676,442	556,728
Payable for capital shares redeemed	1,211,978	1,252,738	1,307,487
Accrued administrative fees	64,512	160,148	126,731
Distribution and service fees payable	51,145	113,363	103,370
	1,625,067	2,202,691	2,094,316

Net Assets	$490,776,860	$1,140,460,966	$973,992,980

Net Assets Consist of:
Capital (par value and paid-in surplus)	$417,545,102	$958,736,476	$833,324,264
Undistributed net investment income	190,595	5,579,393	4,447,250
Accumulated undistributed net realized gain (loss)	(6,623,687)	(9,012,522)	4,729,351
Net unrealized appreciation	79,664,850	185,157,619	131,492,115
	$490,776,860	$1,140,460,966	$973,992,980

Fund/Class	Net Assets	Shares outstanding	Net asset value per share
One Choice In Retirement Portfolio
Investor Class, $0.01 Par Value	$205,528,942	16,557,338	$12.41
Institutional Class, $0.01 Par Value	$104,269,999	8,396,135	$12.42
A Class, $0.01 Par Value	$119,504,140	9,629,571	$12.41*
C Class, $0.01 Par Value	$1,369,426	110,325	$12.41
R Class, $0.01 Par Value	$60,104,353	4,847,436	$12.40
One Choice 2015 Portfolio
Investor Class, $0.01 Par Value	$543,672,759	41,227,570	$13.19
Institutional Class, $0.01 Par Value	$182,994,871	13,851,484	$13.21
A Class, $0.01 Par Value	$295,376,716	22,433,039	$13.17*
C Class, $0.01 Par Value	$4,003,365	304,724	$13.14
R Class, $0.01 Par Value	$114,413,255	8,700,251	$13.15
One Choice 2020 Portfolio
Investor Class, $0.01 Par Value	$384,010,199	33,213,696	$11.56
Institutional Class, $0.01 Par Value	$211,575,641	18,282,598	$11.57
A Class, $0.01 Par Value	$270,039,649	23,399,593	$11.54*
C Class, $0.01 Par Value	$6,117,421	530,900	$11.52
R Class, $0.01 Par Value	$102,250,070	8,871,994	$11.53

*	Maximum offering price $13.17, $13.97 and $12.24 (net asset value divided by 0.9425) for One Choice In Retirement Portfolio, One Choice 2015 Portfolio and One Choice 2020 Portfolio, respectively.

See Notes to Financial Statements.

JULY 31, 2013
	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Assets
Investment securities in affiliates, at value (cost of $1,445,597,176, $769,148,085 and $1,071,585,551, respectively)	$1,744,751,857	$907,601,888	$1,311,046,215
Cash	402,693	211,536	305,967
Receivable for investments sold	2,549,107	28,066	—
Receivable for capital shares sold	1,322,646	1,118,804	1,819,559
Distributions receivable from affiliates	938,112	437,264	545,146
	1,749,964,415	909,397,558	1,313,716,887

Liabilities
Payable for investments purchased	937,878	437,152	731,109
Payable for capital shares redeemed	3,854,473	1,138,778	1,646,611
Accrued administrative fees	242,309	117,413	179,422
Distribution and service fees payable	174,020	101,315	136,927
	5,208,680	1,794,658	2,694,069

Net Assets	$1,744,755,735	$907,602,900	$1,311,022,818

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,450,057,166	$760,397,458	$1,072,525,761
Undistributed net investment income	7,982,585	3,691,430	5,005,242
Accumulated undistributed net realized gain (loss)	(12,438,697)	5,060,209	(5,968,849)
Net unrealized appreciation	299,154,681	138,453,803	239,460,664
	$1,744,755,735	$907,602,900	$1,311,022,818

Fund/Class	Net Assets	Shares outstanding	Net asset value per share
One Choice 2025 Portfolio
Investor Class, $0.01 Par Value	$807,998,124	58,922,718	$13.71
Institutional Class, $0.01 Par Value	$298,051,539	21,716,149	$13.72
A Class, $0.01 Par Value	$460,300,563	33,612,990	$13.69*
C Class, $0.01 Par Value	$6,178,512	452,131	$13.67
R Class, $0.01 Par Value	$172,226,997	12,596,748	$13.67
One Choice 2030 Portfolio
Investor Class, $0.01 Par Value	$333,309,050	28,694,440	$11.62
Institutional Class, $0.01 Par Value	$202,597,700	17,431,684	$11.62
A Class, $0.01 Par Value	$264,393,200	22,817,646	$11.59*
C Class, $0.01 Par Value	$3,416,919	295,288	$11.57
R Class, $0.01 Par Value	$103,886,031	8,974,945	$11.58
One Choice 2035 Portfolio
Investor Class, $0.01 Par Value	$573,215,992	39,465,869	$14.52
Institutional Class, $0.01 Par Value	$235,505,270	16,187,748	$14.55
A Class, $0.01 Par Value	$356,750,842	24,594,028	$14.51*
C Class, $0.01 Par Value	$3,572,432	246,997	$14.46
R Class, $0.01 Par Value	$141,978,282	9,800,256	$14.49

*	Maximum offering price $14.53, $12.30 and $15.40 (net asset value divided by 0.9425) for One Choice 2025 Portfolio, One Choice 2030 Portfolio and One Choice 2035 Portfolio, respectively.

See Notes to Financial Statements.

JULY 31, 2013
	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio
Assets
Investment securities in affiliates, at value (cost of $533,201,583, $712,060,415 and $287,101,232, respectively)	$633,947,902	$876,079,672	$336,951,681
Cash	139,447	194,306	71,516
Receivable for investments sold	52,610	—	—
Receivable for capital shares sold	1,332,381	2,261,241	1,525,297
Distributions receivable from affiliates	227,132	268,862	90,143
	635,699,472	878,804,081	338,638,637

Liabilities
Payable for investments purchased	227,073	1,329,616	1,203,065
Payable for capital shares redeemed	1,380,222	1,196,569	403,988
Accrued administrative fees	79,045	113,192	40,024
Distribution and service fees payable	65,172	87,710	33,936
	1,751,512	2,727,087	1,681,013

Net Assets	$633,947,960	$876,076,994	$336,957,624

Net Assets Consist of:
Capital (par value and paid-in surplus)	$526,908,509	$713,752,682	$283,714,592
Undistributed net investment income	2,304,879	3,130,140	1,130,167
Accumulated undistributed net realized gain (loss)	3,988,253	(4,825,085)	2,262,416
Net unrealized appreciation	100,746,319	164,019,257	49,850,449
	$633,947,960	$876,076,994	$336,957,624

Fund/Class	Net Assets	Shares outstanding	Net asset value per share
One Choice 2040 Portfolio
Investor Class, $0.01 Par Value	$234,284,604	19,736,667	$11.87
Institutional Class, $0.01 Par Value	$156,913,377	13,206,751	$11.88
A Class, $0.01 Par Value	$176,013,698	14,850,223	$11.85*
C Class, $0.01 Par Value	$2,049,049	173,404	$11.82
R Class, $0.01 Par Value	$64,687,232	5,466,841	$11.83
One Choice 2045 Portfolio
Investor Class, $0.01 Par Value	$355,469,978	23,826,261	$14.92
Institutional Class, $0.01 Par Value	$196,557,097	13,154,904	$14.94
A Class, $0.01 Par Value	$231,054,007	15,514,531	$14.89*
C Class, $0.01 Par Value	$1,220,177	82,114	$14.86
R Class, $0.01 Par Value	$91,775,735	6,168,019	$14.88
One Choice 2050 Portfolio
Investor Class, $0.01 Par Value	$115,833,617	9,841,400	$11.77
Institutional Class, $0.01 Par Value	$95,468,813	8,096,949	$11.79
A Class, $0.01 Par Value	$91,011,671	7,744,060	$11.75*
C Class, $0.01 Par Value	$1,747,714	149,009	$11.73
R Class, $0.01 Par Value	$32,895,809	2,801,988	$11.74

*	Maximum offering price $12.57, $15.80 and $12.47 (net asset value divided by 0.9425) for One Choice 2040 Portfolio, One Choice 2045 Portfolio and One Choice 2050 Portfolio, respectively.

See Notes to Financial Statements.

JULY 31, 2013
One Choice 2055 Portfolio
Assets
Investment securities in affiliates, at value (cost of $42,648,667)	$47,246,210
Cash	11,504
Receivable for capital shares sold	93,166
Distributions receivable from affiliates	11,067
47,361,947

Liabilities
Payable for investments purchased	12,358
Payable for capital shares redeemed	91,475
Accrued administrative fees	5,918
Distribution and service fees payable	5,983
115,734

Net Assets	$47,246,213

Net Assets Consist of:
Capital (par value and paid-in surplus)	$42,359,369
Undistributed net investment income	128,370
Undistributed net realized gain	160,931
Net unrealized appreciation	4,597,543
$47,246,213

Fund/Class	Net Assets	Shares outstanding	Net asset value per share
One Choice 2055 Portfolio
Investor Class, $0.01 Par Value	$14,959,293	1,244,370	$12.02
Institutional Class, $0.01 Par Value	$10,950,660	910,018	$12.03
A Class, $0.01 Par Value	$14,137,973	1,178,323	$12.00*
C Class, $0.01 Par Value	$214,980	17,986	$11.95
R Class, $0.01 Par Value	$6,983,307	582,470	$11.99

*	Maximum offering price $12.73 (net asset value divided by 0.9425) for One Choice 2055 Portfolio.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2013
	One Choice In Retirement Portfolio	One Choice 2015 Portfolio	One Choice 2020 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$8,572,135	$21,043,700	$15,423,993

Expenses:
Administrative fees:
Investor Class	340,298	984,880	612,103
A Class	213,573	538,930	434,250
C Class	1,987	6,381	7,652
R Class	98,283	206,562	161,932
Distribution and service fees:
A Class	266,966	673,663	542,813
C Class	9,939	31,906	38,259
R Class	245,708	516,404	404,831
Directors’ fees and expenses	20,984	50,726	39,119
Other expenses	—	136	—
	1,197,738	3,009,588	2,240,959

Net investment income (loss)	7,374,397	18,034,112	13,183,034

Net Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	347,309	1,639,715	29,235
Capital gain distributions received from underlying funds	4,477,127	11,265,728	8,116,856
	4,824,436	12,905,443	8,146,091

Change in net unrealized appreciation (depreciation) on investments in underlying funds	27,408,423	70,416,811	61,389,442

Net realized and unrealized gain (loss) on affiliates	32,232,859	83,322,254	69,535,533

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,607,256	$101,356,366	$82,718,567

See Notes to Financial Statements.

YEAR ENDED JULY 31, 2013
	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$29,593,589	$13,335,055	$19,700,872

Expenses:
Administrative fees:
Investor Class	1,372,369	509,581	943,300
A Class	793,419	422,065	588,434
C Class	9,913	4,849	5,221
R Class	302,957	174,694	243,386
Distribution and service fees:
A Class	991,774	527,582	735,543
C Class	49,564	24,244	26,108
R Class	757,392	436,736	608,466
Directors’ fees and expenses	73,907	36,802	54,171
	4,351,295	2,136,553	3,204,629

Net investment income (loss)	25,242,294	11,198,502	16,496,243

Net Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	813,067	(55,416)	97,608
Capital gain distributions received from underlying funds	17,055,120	8,311,363	13,872,436
	17,868,187	8,255,947	13,970,044

Change in net unrealized appreciation (depreciation) on investments in underlying funds	134,227,626	74,524,209	130,181,079

Net realized and unrealized gain (loss) on affiliates	152,095,813	82,780,156	144,151,123

Net Increase (Decrease) in Net Assets Resulting from Operations	$177,338,107	$93,978,658	$160,647,366

See Notes to Financial Statements.

YEAR ENDED JULY 31, 2013
	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$8,572,318	$12,649,988	$4,293,434

Expenses:
Administrative fees:
Investor Class	343,942	575,227	159,673
A Class	275,357	372,071	141,743
C Class	2,740	1,890	2,395
R Class	100,987	154,525	47,943
Distribution and service fees:
A Class	344,196	465,089	177,179
C Class	13,697	9,452	11,977
R Class	252,468	386,312	119,858
Directors’ fees and expenses	24,254	35,125	12,539
	1,357,641	1,999,691	673,307

Net investment income (loss)	7,214,677	10,650,297	3,620,127

Net Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(138,594)	167,950	(107,926)
Capital gain distributions received from underlying funds	6,099,332	9,548,305	3,325,091
	5,960,738	9,716,255	3,217,165

Change in net unrealized appreciation (depreciation) on investments in underlying funds	64,517,805	101,630,509	37,345,827

Net realized and unrealized gain (loss) on affiliates	70,478,543	111,346,764	40,562,992

Net Increase (Decrease) in Net Assets Resulting from Operations	$77,693,220	$121,997,061	$44,183,119

See Notes to Financial Statements.

YEAR ENDED JULY 31, 2013
One Choice 2055 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$423,101

Expenses:
Administrative fees:
Investor Class	17,469
A Class	15,588
C Class	285
R Class	7,011
Distribution and service fees:
A Class	19,486
C Class	1,427
R Class	17,528
Directors’ fees and expenses	1,377
80,171

Net investment income (loss)	342,930

Net Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(12,529)
Capital gain distributions received from underlying funds	301,506
288,977

Change in net unrealized appreciation (depreciation) on investments in underlying funds	4,205,515

Net realized and unrealized gain (loss) on affiliates	4,494,492

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,837,422

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2013 AND JULY 31, 2012
	One Choice In Retirement Portfolio		One Choice 2015 Portfolio
Increase (Decrease) in Net Assets	July 31, 2013	July 31, 2012	July 31, 2013	July 31, 2012
Operations
Net investment income (loss)	$7,374,397	$7,171,217	$18,034,112	$17,595,552
Net realized gain (loss)	4,824,436	4,944,235	12,905,443	7,841,248
Change in net unrealized appreciation (depreciation)	27,408,423	6,871,351	70,416,811	20,775,825
Net increase (decrease) in net assets resulting from operations	39,607,256	18,986,803	101,356,366	46,212,625

Distributions to Shareholders
From net investment income:
Investor Class	(3,099,580)	(2,187,611)	(9,289,549)	(7,838,571)
Institutional Class	(1,989,971)	(2,585,674)	(3,341,324)	(4,072,861)
A Class	(1,650,115)	(1,928,951)	(4,369,628)	(4,143,809)
C Class	(8,534)	(8,286)	(29,334)	(15,317)
R Class	(653,313)	(519,173)	(1,437,662)	(1,171,673)
From net realized gains:
Investor Class	(1,725,796)	—	(3,680,481)	—
Institutional Class	(1,035,833)	—	(1,200,865)	—
A Class	(995,765)	—	(1,986,010)	—
C Class	(10,008)	—	(23,852)	—
R Class	(492,170)	—	(765,762)	—
Decrease in net assets from distributions	(11,661,085)	(7,229,695)	(26,124,467)	(17,242,231)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	115,335,129	36,694,164	185,205,306	115,537,471

Net increase (decrease) in net assets	143,281,300	48,451,272	260,437,205	144,507,865

Net Assets
Beginning of period	347,495,560	299,044,288	880,023,761	735,515,896
End of period	$490,776,860	$347,495,560	$1,140,460,966	$880,023,761

Undistributed net investment income	$190,595	$217,711	$5,579,393	$6,012,778

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2013 AND JULY 31, 2012
	One Choice 2020 Portfolio		One Choice 2025 Portfolio
Increase (Decrease) in Net Assets	July 31, 2013	July 31, 2012	July 31, 2013	July 31, 2012
Operations
Net investment income (loss)	$13,183,034	$11,010,269	$25,242,294	$22,433,836
Net realized gain (loss)	8,146,091	5,835,930	17,868,187	8,404,517
Change in net unrealized appreciation (depreciation)	61,389,442	12,566,331	134,227,626	25,689,808
Net increase (decrease) in net assets resulting from operations	82,718,567	29,412,530	177,338,107	56,528,161

Distributions to Shareholders
From net investment income:
Investor Class	(5,192,741)	(2,737,663)	(11,938,501)	(9,508,871)
Institutional Class	(3,426,595)	(4,008,922)	(4,901,730)	(5,441,026)
A Class	(3,109,162)	(2,725,776)	(6,051,832)	(5,135,370)
C Class	(26,318)	(9,415)	(40,813)	(23,576)
R Class	(964,118)	(683,076)	(1,950,749)	(1,626,743)
From net realized gains:
Investor Class	(2,479,231)	(415,940)	(4,233,193)	—
Institutional Class	(1,474,446)	(558,701)	(1,568,185)	—
A Class	(1,719,772)	(466,808)	(2,480,785)	—
C Class	(27,759)	(2,605)	(31,460)	—
R Class	(633,751)	(134,029)	(947,538)	—
Decrease in net assets from distributions	(19,053,893)	(11,742,935)	(34,144,786)	(21,735,586)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	348,035,745	108,986,100	405,289,600	145,649,813

Net increase (decrease) in net assets	411,700,419	126,655,695	548,482,921	180,442,388

Net Assets
Beginning of period	562,292,561	435,636,866	1,196,272,814	1,015,830,426
End of period	$973,992,980	$562,292,561	$1,744,755,735	$1,196,272,814

Undistributed net investment income	$4,447,250	$3,983,150	$7,982,585	$7,623,916

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2013 AND JULY 31, 2012
	One Choice 2030 Portfolio		One Choice 2035 Portfolio
Increase (Decrease) in Net Assets	July 31, 2013	July 31, 2012	July 31, 2013	July 31, 2012
Operations
Net investment income (loss)	$11,198,502	$8,409,080	$16,496,243	$13,304,783
Net realized gain (loss)	8,255,947	4,635,869	13,970,044	7,143,940
Change in net unrealized appreciation (depreciation)	74,524,209	9,996,355	130,181,079	15,096,275
Net increase (decrease) in net assets resulting from operations	93,978,658	23,041,304	160,647,366	35,544,998

Distributions to Shareholders
From net investment income:
Investor Class	(3,947,509)	(1,830,257)	(7,251,291)	(5,406,930)
Institutional Class	(2,876,603)	(3,077,742)	(3,384,856)	(3,029,165)
A Class	(2,719,375)	(2,149,526)	(3,840,071)	(3,139,941)
C Class	(15,058)	(9,176)	(15,225)	(6,446)
R Class	(951,818)	(543,391)	(1,346,130)	(1,032,297)
From net realized gains:
Investor Class	(1,975,916)	(232,302)	(3,542,839)	—
Institutional Class	(1,286,938)	(353,815)	(1,475,970)	—
A Class	(1,599,427)	(313,828)	(2,207,333)	—
C Class	(18,623)	(2,436)	(18,642)	—
R Class	(678,597)	(93,365)	(940,223)	—
Decrease in net assets from distributions	(16,069,864)	(8,605,838)	(24,022,580)	(12,614,779)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	323,289,308	119,392,493	319,740,799	154,007,455

Net increase (decrease) in net assets	401,198,102	133,827,959	456,365,585	176,937,674

Net Assets
Beginning of period	506,404,798	372,576,839	854,657,233	677,719,559
End of period	$907,602,900	$506,404,798	$1,311,022,818	$854,657,233

Undistributed net investment income	$3,691,430	$3,003,291	$5,005,242	$4,346,572

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2013 AND JULY 31, 2012
	One Choice 2040 Portfolio		One Choice 2045 Portfolio
Increase (Decrease) in Net Assets	July 31, 2013	July 31, 2012	July 31, 2013	July 31, 2012
Operations
Net investment income (loss)	$7,214,677	$4,450,020	$10,650,297	$7,413,545
Net realized gain (loss)	5,960,738	2,490,465	9,716,255	3,289,947
Change in net unrealized appreciation (depreciation)	64,517,805	6,010,271	101,630,509	8,691,559
Net increase (decrease) in net assets resulting from operations	77,693,220	12,950,756	121,997,061	19,395,051

Distributions to Shareholders
From net investment income:
Investor Class	(2,367,781)	(1,011,328)	(4,114,710)	(2,810,973)
Institutional Class	(2,042,725)	(1,534,527)	(2,639,178)	(1,950,267)
A Class	(1,534,267)	(1,150,842)	(2,255,071)	(1,677,792)
C Class	(6,481)	(1,828)	(5,979)	(2,642)
R Class	(453,379)	(253,308)	(771,653)	(547,065)
From net realized gains:
Investor Class	(1,215,141)	(155,119)	(1,865,928)	—
Institutional Class	(925,592)	(211,151)	(1,061,612)	—
A Class	(944,512)	(206,049)	(1,215,722)	—
C Class	(9,941)	(658)	(7,436)	—
R Class	(348,689)	(54,461)	(512,841)	—
Decrease in net assets from distributions	(9,848,508)	(4,579,271)	(14,450,130)	(6,988,739)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	241,056,994	105,177,975	219,097,607	124,508,655

Net increase (decrease) in net assets	308,901,706	113,549,460	326,644,538	136,914,967

Net Assets
Beginning of period	325,046,254	211,496,794	549,432,456	412,517,489
End of period	$633,947,960	$325,046,254	$876,076,994	$549,432,456

Undistributed net investment income	$2,304,879	$1,494,835	$3,130,140	$2,266,434

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2013 AND JULY 31, 2012
	One Choice 2050 Portfolio		One Choice 2055 Portfolio
Increase (Decrease) in Net Assets	July 31, 2013	July 31, 2012	July 31, 2013	July 31, 2012
Operations
Net investment income (loss)	$3,620,127	$1,811,853	$342,930	$65,496
Net realized gain (loss)	3,217,165	1,260,850	288,977	(75,380)
Change in net unrealized appreciation (depreciation)	37,345,827	3,181,937	4,205,515	405,755
Net increase (decrease) in net assets resulting from operations	44,183,119	6,254,640	4,837,422	395,871

Distributions to Shareholders
From net investment income:
Investor Class	(987,428)	(373,242)	(82,911)	(11,220)
Institutional Class	(1,159,504)	(608,639)	(82,101)	(13,191)
A Class	(738,212)	(447,045)	(68,247)	(6,923)
C Class	(5,144)	(1,921)	(394)	(14)
R Class	(197,591)	(102,650)	(17,415)	(876)
From net realized gains:
Investor Class	(524,327)	(39,193)	(15,397)	—
Institutional Class	(539,850)	(56,556)	(13,250)	—
A Class	(475,028)	(56,066)	(15,618)	—
C Class	(9,121)	(578)	(296)	—
R Class	(161,483)	(15,980)	(5,185)	—
Decrease in net assets from distributions	(4,797,688)	(1,701,870)	(300,814)	(32,224)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	128,200,280	76,526,183	30,402,144	11,142,359

Net increase (decrease) in net assets	167,585,711	81,078,953	34,938,752	11,506,006

Net Assets
Beginning of period	169,371,913	88,292,960	12,307,461	801,455
End of period	$336,957,624	$169,371,913	$47,246,213	$12,307,461

Undistributed net investment income	$1,130,167	$597,919	$128,370	$34,958

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2013

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. One Choice In Retirement Portfolio (formerly LIVESTRONG® Income Portfolio), One Choice 2015 Portfolio (formerly LIVESTRONG® 2015 Portfolio), One Choice 2020 Portfolio (formerly LIVESTRONG® 2020 Portfolio), One Choice 2025 Portfolio (formerly LIVESTRONG® 2025 Portfolio), One Choice 2030 Portfolio (formerly LIVESTRONG® 2030 Portfolio), One Choice 2035 Portfolio (formerly LIVESTRONG® 2035 Portfolio), One Choice 2040 Portfolio (formerly LIVESTRONG® 2040 Portfolio), One Choice 2045 Portfolio (formerly LIVESTRONG® 2045 Portfolio), One Choice 2050 Portfolio (formerly LIVESTRONG® 2050 Portfolio) and One Choice 2055 Portfolio (formerly LIVESTRONG® 2055 Portfolio) (collectively, the funds) are ten funds in a series issued by the corporation. The funds operate as “fund of funds,” meaning substantially all of the funds’ assets will be invested in other funds in the American Century Investments family of funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The underlying funds are not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. The funds are diversified as defined under the 1940 Act. Additionally, the underlying funds are generally diversified and so indirectly provide broad exposure to a large number of securities. The funds will assume the risks associated with their underlying funds. The investment objective of One Choice In Retirement Portfolio is to seek current income. Capital appreciation is a secondary objective. The investment objective of each of the nine target date One Choice Portfolios is to seek the highest total return consistent with its asset mix. When a fund reaches its most conservative planned target asset allocation, which is expected to occur on approximately November 30 of the year before the target date, its target asset mix will become fixed and will match that of One Choice In Retirement Portfolio.

The funds offer the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is not charged an administrative fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for One Choice In Retirement Portfolio. Distributions from net investment income, if any, are generally declared and paid annually for the nine target date One Choice Portfolios. Distributions from net realized gains, if any, are generally declared and paid annually for all funds.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Administrative Fees — The corporation has entered into an agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides the funds with shareholder services in exchange for an administrative fee (the fee). The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee for the Investor Class, A Class, C Class and R Class is 0.20%. There is no administrative fee for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. These fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2013 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. The directors of the corporation are also directors of some underlying funds and therefore those underlying funds may be deemed to be under common control with the corporation. The officers of the corporation are also officers of all the underlying funds. ACIM serves as the investment advisor for the underlying funds.

4. Investment Transactions

Investment transactions for the year ended July 31, 2013 were as follows:

	One Choice In Retirement Portfolio	One Choice 2015 Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio
Purchases	$162,348,668	$253,693,066	$393,143,496	$462,787,794	$365,276,565
Sales	$46,711,182	$65,276,995	$42,742,636	$48,947,286	$38,451,258

	One Choice 2035 Portfolio	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Purchases	$355,086,901	$269,100,033	$245,486,515	$141,182,823	$34,225,821
Sales	$28,949,500	$24,498,917	$20,618,065	$10,814,458	$3,476,524

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the funds were as follows:

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Amount	Shares	Amount
One Choice In Retirement Portfolio
Investor Class
Sold	9,104,979	$109,509,113	5,646,932	$63,990,396
Issued in reinvestment of distributions	402,927	4,752,126	192,161	2,134,278
Redeemed	(4,016,227)	(48,370,149)	(2,064,519)	(23,118,867)
	5,491,679	65,891,090	3,774,574	43,005,807
Institutional Class
Sold	4,006,712	48,127,535	3,560,637	40,313,439
Issued in reinvestment of distributions	251,091	2,961,385	231,838	2,571,810
Redeemed	(2,299,547)	(27,726,781)	(6,678,409)	(76,338,602)
	1,958,256	23,362,139	(2,885,934)	(33,453,353)
A Class
Sold	5,632,291	67,793,197	4,751,909	53,398,546
Issued in reinvestment of distributions	201,785	2,377,257	154,483	1,710,373
Redeemed	(5,262,131)	(63,039,073)	(3,612,954)	(40,855,442)
	571,945	7,131,381	1,293,438	14,253,477
C Class
Sold	42,885	520,670	28,505	319,609
Issued in reinvestment of distributions	1,549	18,127	741	8,181
Redeemed	(3,873)	(46,207)	(7,379)	(82,237)
	40,561	492,590	21,867	245,553
R Class
Sold	2,901,444	34,900,267	1,915,959	21,670,485
Issued in reinvestment of distributions	94,626	1,111,131	44,984	498,014
Redeemed	(1,457,432)	(17,553,469)	(845,413)	(9,525,819)
	1,538,638	18,457,929	1,115,530	12,642,680
Net increase (decrease)	9,601,079	$115,335,129	3,319,475	$36,694,164

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Amount	Shares	Amount
One Choice 2015 Portfolio
Investor Class
Sold	15,322,335	$194,889,612	12,422,856	$147,323,918
Issued in reinvestment of distributions	1,036,518	12,728,497	663,845	7,640,848
Redeemed	(9,751,193)	(124,494,749)	(5,624,480)	(66,135,026)
	6,607,660	83,123,360	7,462,221	88,829,740
Institutional Class
Sold	6,388,534	81,394,033	4,253,870	50,930,909
Issued in reinvestment of distributions	360,857	4,431,323	353,831	4,072,600
Redeemed	(3,084,274)	(39,390,870)	(9,139,005)	(110,142,044)
	3,665,117	46,434,486	(4,531,304)	(55,138,535)
A Class
Sold	9,725,821	123,392,375	9,836,898	115,812,844
Issued in reinvestment of distributions	453,814	5,572,833	302,857	3,485,888
Redeemed	(7,541,660)	(95,732,604)	(5,397,114)	(63,926,048)
	2,637,975	33,232,604	4,742,641	55,372,684
C Class
Sold	237,757	3,012,748	117,324	1,384,701
Issued in reinvestment of distributions	3,789	46,602	1,016	11,713
Redeemed	(110,740)	(1,402,508)	(23,346)	(274,354)
	130,806	1,656,842	94,994	1,122,060
R Class
Sold	4,686,538	59,353,954	3,593,265	42,395,369
Issued in reinvestment of distributions	169,289	2,078,871	95,611	1,100,478
Redeemed	(3,196,908)	(40,674,811)	(1,542,007)	(18,144,325)
	1,658,919	20,758,014	2,146,869	25,351,522
Net increase (decrease)	14,700,477	$185,205,306	9,915,421	$115,537,471

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Amount	Shares	Amount
One Choice 2020 Portfolio
Investor Class
Sold	17,574,504	$195,282,525	12,968,836	$134,534,608
Issued in reinvestment of distributions	715,865	7,659,751	315,956	3,146,918
Redeemed	(5,590,859)	(62,630,333)	(2,981,069)	(30,578,709)
	12,699,510	140,311,943	10,303,723	107,102,817
Institutional Class
Sold	11,495,580	127,961,001	4,719,891	48,779,799
Issued in reinvestment of distributions	458,041	4,901,041	458,924	4,566,297
Redeemed	(3,050,956)	(34,121,293)	(12,079,915)	(127,529,964)
	8,902,665	98,740,749	(6,901,100)	(74,183,868)
A Class
Sold	12,392,613	137,405,595	8,750,064	89,950,120
Issued in reinvestment of distributions	422,453	4,516,026	311,638	3,100,800
Redeemed	(6,406,289)	(70,755,348)	(4,084,349)	(42,559,491)
	6,408,777	71,166,273	4,977,353	50,491,429
C Class
Sold	379,741	4,240,608	174,001	1,805,448
Issued in reinvestment of distributions	4,935	52,903	1,069	10,665
Redeemed	(70,974)	(792,031)	(13,763)	(138,906)
	313,702	3,501,480	161,307	1,677,207
R Class
Sold	5,327,703	59,083,880	3,589,034	36,996,671
Issued in reinvestment of distributions	142,703	1,526,922	78,413	780,992
Redeemed	(2,368,069)	(26,295,502)	(1,350,356)	(13,879,148)
	3,102,337	34,315,300	2,317,091	23,898,515
Net increase (decrease)	31,426,991	$348,035,745	10,858,374	$108,986,100

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Amount	Shares	Amount
One Choice 2025 Portfolio
Investor Class
Sold	21,905,715	$286,727,700	14,443,333	$173,963,485
Issued in reinvestment of distributions	1,263,062	15,889,240	802,334	9,323,127
Redeemed	(8,758,373)	(115,212,720)	(5,848,491)	(69,835,717)
	14,410,404	187,404,220	9,397,176	113,450,895
Institutional Class
Sold	10,084,144	131,596,068	7,639,183	92,454,473
Issued in reinvestment of distributions	502,576	6,317,375	468,061	5,438,871
Redeemed	(3,443,704)	(45,308,666)	(14,709,166)	(179,334,095)
	7,143,016	92,604,777	(6,601,922)	(81,440,751)
A Class
Sold	14,889,032	194,367,220	12,360,451	147,669,922
Issued in reinvestment of distributions	606,008	7,623,588	376,396	4,373,716
Redeemed	(8,180,957)	(107,134,483)	(6,497,300)	(78,008,967)
	7,314,083	94,856,325	6,239,547	74,034,671
C Class
Sold	231,924	3,020,371	176,345	2,125,037
Issued in reinvestment of distributions	5,688	71,730	1,990	23,185
Redeemed	(67,347)	(874,444)	(28,459)	(343,054)
	170,265	2,217,657	149,876	1,805,168
R Class
Sold	5,671,348	74,035,499	4,933,286	59,197,487
Issued in reinvestment of distributions	214,976	2,704,400	129,525	1,505,082
Redeemed	(3,716,508)	(48,533,278)	(1,924,581)	(22,902,739)
	2,169,816	28,206,621	3,138,230	37,799,830
Net increase (decrease)	31,207,584	$405,289,600	12,322,907	$145,649,813

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Amount	Shares	Amount
One Choice 2030 Portfolio
Investor Class
Sold	15,827,973	$174,401,934	10,694,134	$108,555,346
Issued in reinvestment of distributions	561,198	5,909,411	212,068	2,054,940
Redeemed	(4,119,025)	(45,821,607)	(2,040,370)	(20,468,814)
	12,270,146	134,489,738	8,865,832	90,141,472
Institutional Class
Sold	10,414,918	114,569,213	6,010,456	60,901,759
Issued in reinvestment of distributions	395,398	4,163,541	354,499	3,431,557
Redeemed	(2,437,496)	(27,035,315)	(11,522,059)	(118,774,329)
	8,372,820	91,697,439	(5,157,104)	(54,441,013)
A Class
Sold	12,761,092	139,840,717	8,019,941	80,461,767
Issued in reinvestment of distributions	388,007	4,081,835	248,039	2,401,021
Redeemed	(6,726,595)	(73,434,908)	(3,194,936)	(32,630,899)
	6,422,504	70,487,644	5,073,044	50,231,889
C Class
Sold	163,316	1,803,792	89,788	886,613
Issued in reinvestment of distributions	3,084	32,568	1,101	10,689
Redeemed	(24,919)	(273,173)	(8,923)	(88,492)
	141,481	1,563,187	81,966	808,810
R Class
Sold	4,728,567	51,824,638	4,577,554	46,603,680
Issued in reinvestment of distributions	148,104	1,559,529	62,434	604,366
Redeemed	(2,581,244)	(28,332,867)	(1,453,660)	(14,556,711)
	2,295,427	25,051,300	3,186,328	32,651,335
Net increase (decrease)	29,502,378	$323,289,308	12,050,066	$119,392,493

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Amount	Shares	Amount
One Choice 2035 Portfolio
Investor Class
Sold	15,566,058	$212,886,566	10,156,123	$125,701,944
Issued in reinvestment of distributions	818,633	10,650,420	447,439	5,320,049
Redeemed	(6,155,975)	(84,525,108)	(3,525,313)	(43,327,043)
	10,228,716	139,011,878	7,078,249	87,694,950
Institutional Class
Sold	7,425,796	101,284,900	5,256,357	65,533,010
Issued in reinvestment of distributions	354,611	4,613,488	254,760	3,029,082
Redeemed	(2,358,336)	(32,419,009)	(7,065,965)	(88,754,801)
	5,422,071	73,479,379	(1,554,848)	(20,192,709)
A Class
Sold	10,699,576	145,683,369	9,179,098	112,642,306
Issued in reinvestment of distributions	419,559	5,458,461	222,857	2,649,773
Redeemed	(5,238,011)	(71,270,665)	(4,627,764)	(57,133,487)
	5,881,124	79,871,165	4,774,191	58,158,592
C Class
Sold	154,242	2,080,840	64,941	802,822
Issued in reinvestment of distributions	2,597	33,832	531	6,328
Redeemed	(19,292)	(265,520)	(6,593)	(77,805)
	137,547	1,849,152	58,879	731,345
R Class
Sold	4,406,484	59,941,209	3,862,558	47,636,608
Issued in reinvestment of distributions	165,122	2,148,238	80,668	959,142
Redeemed	(2,689,127)	(36,560,222)	(1,719,035)	(20,980,473)
	1,882,479	25,529,225	2,224,191	27,615,277
Net increase (decrease)	23,551,937	$319,740,799	12,580,662	$154,007,455

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Amount	Shares	Amount
One Choice 2040 Portfolio
Investor Class
Sold	11,673,243	$129,271,529	7,057,461	$70,783,508
Issued in reinvestment of distributions	340,253	3,579,466	122,039	1,164,244
Redeemed	(2,679,655)	(30,048,104)	(1,169,465)	(11,569,620)
	9,333,841	102,802,891	6,010,035	60,378,132
Institutional Class
Sold	8,092,206	89,366,596	3,776,364	37,682,387
Issued in reinvestment of distributions	282,159	2,968,317	183,177	1,745,678
Redeemed	(1,963,315)	(22,106,041)	(4,915,879)	(50,019,329)
	6,411,050	70,228,872	(956,338)	(10,591,264)
A Class
Sold	8,111,665	89,513,559	5,755,522	57,301,737
Issued in reinvestment of distributions	221,993	2,335,369	137,747	1,314,106
Redeemed	(4,215,706)	(46,186,634)	(2,055,023)	(20,679,903)
	4,117,952	45,662,294	3,838,246	37,935,940
C Class
Sold	129,859	1,422,687	45,306	448,375
Issued in reinvestment of distributions	1,536	16,193	249	2,382
Redeemed	(12,412)	(138,841)	(12,450)	(119,524)
	118,983	1,300,039	33,105	331,233
R Class
Sold	3,177,705	35,123,744	2,457,687	24,699,242
Issued in reinvestment of distributions	73,570	773,949	30,789	293,420
Redeemed	(1,337,393)	(14,834,795)	(795,633)	(7,868,728)
	1,913,882	21,062,898	1,692,843	17,123,934
Net increase (decrease)	21,895,708	$241,056,994	10,617,891	$105,177,975

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Amount	Shares	Amount
One Choice 2045 Portfolio
Investor Class
Sold	9,865,621	$136,859,572	6,599,488	$81,818,895
Issued in reinvestment of distributions	447,874	5,876,112	232,611	2,756,448
Redeemed	(3,813,871)	(53,371,988)	(2,036,922)	(25,039,771)
	6,499,624	89,363,696	4,795,177	59,535,572
Institutional Class
Sold	5,830,139	80,927,927	4,721,714	58,801,519
Issued in reinvestment of distributions	275,262	3,614,185	164,394	1,949,717
Redeemed	(2,039,715)	(28,820,490)	(4,562,852)	(55,973,622)
	4,065,686	55,721,622	323,256	4,777,614
A Class
Sold	7,207,169	99,695,460	5,713,213	70,172,011
Issued in reinvestment of distributions	243,458	3,194,164	126,180	1,495,230
Redeemed	(3,419,440)	(47,314,139)	(2,668,501)	(32,878,588)
	4,031,187	55,575,485	3,170,892	38,788,653
C Class
Sold	57,351	788,393	24,341	303,617
Issued in reinvestment of distributions	1,005	13,216	222	2,633
Redeemed	(25,755)	(356,111)	(4,047)	(48,730)
	32,601	445,498	20,516	257,520
R Class
Sold	2,800,637	38,731,448	2,739,722	33,863,762
Issued in reinvestment of distributions	93,228	1,224,088	43,449	515,302
Redeemed	(1,583,628)	(21,964,230)	(1,075,859)	(13,229,768)
	1,310,237	17,991,306	1,707,312	21,149,296
Net increase (decrease)	15,939,335	$219,097,607	10,017,153	$124,508,655

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Amount	Shares	Amount
One Choice 2050 Portfolio
Investor Class
Sold	6,049,436	$66,148,608	3,372,720	$32,957,155
Issued in reinvestment of distributions	146,269	1,509,492	44,258	411,156
Redeemed	(1,173,785)	(12,929,650)	(625,339)	(5,949,426)
	5,021,920	54,728,450	2,791,639	27,418,885
Institutional Class
Sold	4,643,778	50,574,652	3,204,167	30,914,804
Issued in reinvestment of distributions	164,666	1,699,354	71,526	665,195
Redeemed	(1,594,792)	(17,804,713)	(1,504,227)	(14,718,295)
	3,213,652	34,469,293	1,771,466	16,861,704
A Class
Sold	4,242,585	46,157,215	3,247,193	31,512,717
Issued in reinvestment of distributions	114,358	1,180,176	53,153	493,789
Redeemed	(2,087,647)	(22,595,813)	(834,591)	(8,104,329)
	2,269,296	24,741,578	2,465,755	23,902,177
C Class
Sold	129,920	1,411,412	52,241	481,017
Issued in reinvestment of distributions	1,356	14,016	257	2,392
Redeemed	(35,017)	(388,636)	(11,599)	(109,490)
	96,259	1,036,792	40,899	373,919
R Class
Sold	1,771,563	19,322,122	1,240,804	12,183,099
Issued in reinvestment of distributions	33,465	345,363	12,279	114,191
Redeemed	(588,663)	(6,443,318)	(444,762)	(4,327,792)
	1,216,365	13,224,167	808,321	7,969,498
Net increase (decrease)	11,817,492	$128,200,280	7,878,080	$76,526,183

	Year ended July 31, 2013		Year ended July 31, 2012
	Shares	Amount	Shares	Amount
One Choice 2055 Portfolio
Investor Class
Sold	1,329,932	$14,885,809	445,679	$4,421,777
Issued in reinvestment of distributions	9,360	98,281	1,193	11,205
Redeemed	(479,801)	(5,422,948)	(101,345)	(998,562)
	859,491	9,561,142	345,527	3,434,420
Institutional Class
Sold	690,555	7,705,028	508,053	4,994,615
Issued in reinvestment of distributions	9,081	95,351	1,405	13,191
Redeemed	(175,954)	(1,943,140)	(161,343)	(1,594,825)
	523,682	5,857,239	348,115	3,412,981
A Class
Sold	1,082,184	12,072,068	363,321	3,583,648
Issued in reinvestment of distributions	7,862	82,547	738	6,923
Redeemed	(231,729)	(2,574,278)	(46,166)	(463,017)
	858,317	9,580,337	317,893	3,127,554
C Class
Sold	12,693	143,571	8,641	85,931
Issued in reinvestment of distributions	65	683	1	14
Redeemed	(3,412)	(39,903)	(502)	(4,983)
	9,346	104,351	8,140	80,962
R Class
Sold	556,067	6,227,902	126,415	1,266,300
Issued in reinvestment of distributions	2,149	22,562	93	876
Redeemed	(84,792)	(951,389)	(18,073)	(180,734)
	473,424	5,299,075	108,435	1,086,442
Net increase (decrease)	2,724,260	$30,402,144	1,128,110	$11,142,359

6. Affiliated Company Transactions

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. A summary of transactions for each underlying fund for the year ended July 31, 2013 follows:

	July 31, 2012					July 31, 2013
Fund/Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
One Choice In Retirement Portfolio
NT Core Equity Plus Fund Institutional Class	943,431	$2,848,115	$1,287,942	$18,571	$330,720	1,075,913	$14,944,428
NT Equity Growth Fund Institutional Class	3,359,605	14,117,276	7,094,025	26,510	2,634,071	4,027,598	49,297,798
NT Growth Fund Institutional Class	1,786,456	8,588,315	3,016,869	(18,326)	1,000,493	2,218,035	31,873,165
NT Large Company Value Fund Institutional Class	4,177,117	13,352,760	8,430,401	115,683	1,393,663	4,691,688	53,907,490
NT Mid Cap Value Fund Institutional Class	1,402,010	4,189,602	2,067,004	42,400	780,099	1,606,174	19,675,632
NT Small Company Fund Institutional Class	839,198	2,335,416	1,530,147	132,028	461,944	932,733	10,036,211
NT Vista Fund Institutional Class	834,795	2,376,565	958,444	11,480	16,690	963,648	12,508,155
Real Estate Fund Institutional Class	146,969	1,205,474	125,794	(4,956)	87,132	192,130	4,714,870
High-Yield Fund Institutional Class	2,165,914	5,927,513	821,660	(4,548)	1,125,456	2,983,014	18,494,686
Inflation-Adjusted Bond Fund Institutional Class	1,982,806	16,109,174	2,323,842	6,463	844,230	3,045,484	37,215,811
NT Diversified Bond Fund Institutional Class	8,257,704	54,696,526	10,718,271	(20,890)	3,572,870	12,260,943	130,456,430
Premium Money Market Fund Investor Class	34,761,888	17,092,089	3,016,050	—	4,202	48,837,927	48,837,927
International Bond Fund Institutional Class	1,679,263	13,665,352	2,261,568	(17,267)	503,139	2,483,677	34,150,558
NT International Growth Fund Institutional Class	1,922,365	5,844,491	2,711,856	60,161	294,553	2,222,569	24,648,291
		$162,348,668	$46,363,873	$347,309	$13,049,262		$490,761,452

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

	July 31, 2012					July 31, 2013
Fund/Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
One Choice 2015 Portfolio
NT Core Equity Plus Fund Institutional Class	2,390,599	$3,679,007	$1,147,584	$26,142	$818,151	2,607,470	$36,217,755
NT Equity Growth Fund Institutional Class	8,301,220	22,237,154	10,974,530	180,053	6,421,446	9,388,481	114,915,003
NT Growth Fund Institutional Class	4,959,081	14,215,030	6,373,845	157,552	2,692,761	5,572,458	80,076,226
NT Large Company Value Fund Institutional Class	10,584,839	19,346,539	14,381,501	809,037	3,461,940	11,104,521	127,590,950
NT Mid Cap Value Fund Institutional Class	3,890,798	6,030,453	3,876,689	95,604	2,071,002	4,100,679	50,233,314
NT Small Company Fund Institutional Class	2,126,736	3,710,666	1,957,752	114,506	1,156,616	2,338,451	25,161,735
NT Vista Fund Institutional Class	2,539,034	3,614,243	1,746,170	119,796	49,968	2,712,020	35,202,020
Real Estate Fund Institutional Class	420,775	1,614,148	195,558	7,666	232,882	481,373	11,812,895
High-Yield Fund Institutional Class	5,414,715	7,594,046	—	—	2,708,399	6,629,783	41,104,653
Inflation-Adjusted Bond Fund Institutional Class	4,956,388	23,575,040	1,001,046	(7,067)	2,034,746	6,696,627	81,832,784
NT Diversified Bond Fund Institutional Class	20,502,259	94,497,198	13,499,829	(78,416)	8,657,179	27,867,833	296,513,740
Premium Money Market Fund Investor Class	77,061,666	25,206,664	734,624	—	9,139	101,533,706	101,533,706
International Bond Fund Institutional Class	3,979,540	19,720,341	576,407	—	1,192,390	5,316,033	73,095,451
NT Emerging Markets Fund Institutional Class	601,196	1,504,832	1,438,366	98,412	23,734	586,208	5,744,834
NT International Growth Fund Institutional Class	5,231,088	7,147,705	5,733,379	116,430	779,075	5,358,497	59,425,731
		$253,693,066	$63,637,280	$1,639,715	$32,309,428		$1,140,460,797

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

	July 31, 2012					July 31, 2013
Fund/Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
One Choice 2020 Portfolio
NT Core Equity Plus Fund Institutional Class	1,527,327	$7,748,870	$864,528	$(8,161)	$600,291	2,109,093	$29,295,304
NT Equity Growth Fund Institutional Class	5,166,501	31,135,264	5,585,303	45,163	4,468,844	7,567,704	92,628,694
NT Growth Fund Institutional Class	3,612,565	27,246,217	3,691,738	(48,451)	2,192,209	5,424,075	77,943,958
NT Large Company Value Fund Institutional Class	6,915,890	31,067,021	5,927,663	55,949	2,573,187	9,500,396	109,159,548
NT Mid Cap Value Fund Institutional Class	2,904,792	13,328,956	2,181,669	(13,481)	1,744,419	3,964,015	48,559,183
NT Small Company Fund Institutional Class	1,358,447	5,534,613	1,232,820	34,047	818,104	1,866,026	20,078,437
NT Vista Fund Institutional Class	2,161,742	10,416,005	1,960,151	11,589	47,560	2,935,252	38,099,577
Real Estate Fund Institutional Class	328,371	4,760,613	331,783	(8,351)	218,514	514,039	12,614,523
High-Yield Fund Institutional Class	3,304,070	15,633,034	941,654	(9,451)	1,938,018	5,658,295	35,081,429
Inflation-Adjusted Bond Fund Institutional Class	3,033,421	37,836,897	2,285,832	(8,259)	1,465,944	5,772,276	70,537,207
NT Diversified Bond Fund Institutional Class	12,561,991	124,200,675	9,569,626	(19,601)	6,064,757	22,991,264	244,627,045
NT Emerging Markets Fund Institutional Class	1,067,325	5,353,251	1,200,961	(48,809)	65,577	1,480,359	14,507,523
NT International Growth Fund Institutional Class	3,971,338	17,889,056	3,410,869	47,046	652,466	5,384,627	59,715,510
Premium Money Market Fund Investor Class	35,177,103	32,490,105	2,056,050	—	5,018	65,611,158	65,611,158
International Bond Fund Institutional Class	2,136,745	28,502,919	1,472,754	5	685,941	4,038,033	55,522,955
		$393,143,496	$42,713,401	$29,235	$23,540,849		$973,982,051

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

	July 31, 2012					July 31, 2013
Fund/Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
One Choice 2025 Portfolio
NT Core Equity Plus Fund Institutional Class	3,250,717	$7,566,193	$628,792	$8,788	$1,166,287	3,841,659	$53,360,644
NT Equity Growth Fund Institutional Class	10,766,551	33,742,116	5,945,312	(38,291)	8,620,639	13,407,589	164,108,895
NT Growth Fund Institutional Class	9,110,642	35,704,130	5,283,311	12,470	5,179,465	11,473,007	164,867,112
NT Large Company Value Fund Institutional Class	15,112,679	33,332,541	8,656,692	204,097	5,168,871	17,688,022	203,235,375
NT Mid Cap Value Fund Institutional Class	6,643,037	15,992,222	1,717,881	55,251	3,789,425	8,006,170	98,075,587
NT Small Company Fund Institutional Class	3,947,074	8,565,874	4,857,226	401,723	2,124,503	4,389,883	47,235,143
NT Vista Fund Institutional Class	5,408,310	12,871,887	2,398,070	86,545	109,880	6,367,562	82,650,950
Real Estate Fund Institutional Class	825,369	5,148,323	142,891	4,717	487,991	1,037,027	25,448,646
High-Yield Fund Institutional Class	6,578,085	16,398,117	—	—	3,529,883	9,207,943	57,089,248
Inflation-Adjusted Bond Fund Institutional Class	6,003,576	45,859,996	444,925	(982)	2,645,951	9,501,028	116,102,568
NT Diversified Bond Fund Institutional Class	24,854,951	160,530,894	7,828,360	(56,992)	11,136,658	38,736,091	412,152,010
NT Emerging Markets Fund Institutional Class	3,283,139	8,914,091	1,160,848	(37,331)	176,927	4,052,787	39,717,316
NT International Growth Fund Institutional Class	9,828,946	22,794,097	8,890,001	173,072	1,518,719	11,184,672	124,038,009
Premium Money Market Fund Investor Class	59,881,950	24,831,124	30,738	—	7,358	84,682,336	84,682,336
International Bond Fund Institutional Class	3,098,722	30,536,189	149,172	—	986,152	5,235,492	71,988,018
		$462,787,794	$48,134,219	$813,067	$46,648,709		$1,744,751,857

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

	July 31, 2012					July 31, 2013
Fund/Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
One Choice 2030 Portfolio
NT Core Equity Plus Fund Institutional Class	1,491,503	$8,585,151	$1,009,904	$(8,551)	$595,255	2,128,304	$29,562,141
NT Equity Growth Fund Institutional Class	4,534,797	28,295,286	3,366,294	(33,254)	3,968,064	6,867,087	84,053,139
NT Growth Fund Institutional Class	4,612,041	36,837,087	5,506,610	(53,437)	2,802,286	7,020,849	100,889,606
NT Large Company Value Fund Institutional Class	6,782,795	32,601,111	5,728,017	108,483	2,563,436	9,538,044	109,592,131
NT Mid Cap Value Fund Institutional Class	2,685,003	14,219,087	1,685,789	(17,265)	1,670,903	3,872,410	47,437,023
NT Small Company Fund Institutional Class	2,253,093	9,884,585	3,180,549	44,786	1,304,150	3,042,249	32,734,602
NT Vista Fund Institutional Class	2,435,953	13,870,936	1,615,910	(16,007)	54,030	3,539,295	45,940,052
Real Estate Fund Institutional Class	403,233	6,543,064	454,000	(13,647)	277,174	657,257	16,129,099
High-Yield Fund Institutional Class	2,520,709	12,577,724	727,026	(8,117)	1,505,102	4,418,124	27,392,368
Inflation-Adjusted Bond Fund Institutional Class	2,284,960	31,337,661	1,603,117	802	1,135,160	4,569,525	55,839,595
NT Diversified Bond Fund Institutional Class	9,420,248	102,334,672	6,653,296	13,966	4,671,754	18,116,815	192,762,914
NT Emerging Markets Fund Institutional Class	1,649,273	11,101,574	1,092,526	(77,289)	105,358	2,647,233	25,942,886
NT International Growth Fund Institutional Class	4,982,532	25,482,459	4,248,100	3,224	830,922	7,058,493	78,278,686
Premium Money Market Fund Investor Class	25,366,804	21,116,748	1,258,724	—	3,552	45,224,828	45,224,828
International Bond Fund Institutional Class	437,707	10,489,420	376,812	890	159,272	1,150,750	15,822,818
		$365,276,565	$38,506,674	$(55,416)	$21,646,418		$907,601,888

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

	July 31, 2012					July 31, 2013
Fund/Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
One Choice 2035 Portfolio
NT Core Equity Plus Fund Institutional Class	2,518,988	$6,998,186	$324,173	$4,468	$903,617	3,080,717	$42,791,165
NT Equity Growth Fund Institutional Class	8,074,607	27,208,993	3,016,545	(36,621)	6,469,323	10,361,071	126,819,514
NT Growth Fund Institutional Class	8,807,150	40,000,298	2,271,195	(30,146)	5,015,054	11,715,612	168,353,342
NT Large Company Value Fund Institutional Class	12,167,453	28,718,338	4,304,999	186,314	4,179,186	14,683,860	168,717,555
NT Mid Cap Value Fund Institutional Class	5,080,596	11,894,470	1,783,933	6,479	2,825,758	6,047,493	74,081,793
NT Small Company Fund Institutional Class	4,292,075	11,178,074	2,936,359	167,084	2,399,164	5,270,123	56,706,522
NT Vista Fund Institutional Class	4,840,447	12,012,358	1,234,279	4,472	96,147	5,815,662	75,487,296
Real Estate Fund Institutional Class	771,440	6,999,956	—	—	467,051	1,063,993	26,110,401
High-Yield Fund Institutional Class	3,581,135	11,544,118	—	—	1,923,541	5,430,252	33,667,562
Inflation-Adjusted Bond Fund Institutional Class	3,322,924	30,726,389	437,138	(3,033)	1,470,941	5,661,590	69,184,635
NT Diversified Bond Fund Institutional Class	13,768,000	104,702,525	6,849,646	(39,819)	6,156,097	22,680,743	241,323,110
NT Emerging Markets Fund Institutional Class	3,369,064	14,324,393	1,696,248	(79,114)	182,802	4,619,617	45,272,251
NT International Growth Fund Institutional Class	9,351,486	25,665,035	3,938,356	(82,476)	1,480,320	11,491,419	127,439,837
Premium Money Market Fund Investor Class	32,036,485	23,113,768	59,021	—	4,307	55,091,232	55,091,232
		$355,086,901	$28,851,892	$97,608	$33,573,308		$1,311,046,215

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

	July 31, 2012					July 31, 2013
Fund/Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
One Choice 2040 Portfolio
NT Core Equity Plus Fund Institutional Class	1,105,545	$7,436,048	$847,471	$ 8,337	$457,920	1,661,736	$23,081,510
NT Equity Growth Fund Institutional Class	3,225,417	24,527,518	2,110,784	(6,045)	2,920,052	5,313,904	65,042,180
NT Growth Fund Institutional Class	3,607,363	35,822,587	2,949,222	(14,001)	2,296,959	6,125,839	88,028,301
NT Large Company Value Fund Institutional Class	4,984,032	30,173,109	4,087,968	110,895	1,959,561	7,634,726	87,722,997
NT Mid Cap Value Fund Institutional Class	2,260,844	13,928,121	1,702,709	1,494	1,423,636	3,416,646	41,853,914
NT Small Company Fund Institutional Class	1,573,431	8,636,584	1,182,379	1,751	983,220	2,444,335	26,301,041
NT Vista Fund Institutional Class	2,153,929	14,136,307	1,926,746	3,165	48,035	3,254,491	42,243,287
Real Estate Fund Institutional Class	327,896	6,599,152	371,793	(17,186)	239,680	587,623	14,420,260
High-Yield Fund Institutional Class	1,159,364	7,453,241	323,377	(3,610)	735,440	2,299,621	14,257,648
Inflation-Adjusted Bond Fund Institutional Class	1,063,741	17,299,699	727,908	220	553,284	2,336,857	28,556,394
NT Diversified Bond Fund Institutional Class	4,501,664	58,078,006	3,909,726	(27,570)	2,315,615	9,430,054	100,335,778
NT Emerging Markets Fund Institutional Class	1,634,762	13,776,560	1,867,088	(141,946)	109,194	2,822,162	27,657,189
NT International Growth Fund Institutional Class	3,604,118	24,071,744	2,424,723	(54,098)	628,322	5,718,528	63,418,475
Premium Money Market Fund Investor Class	4,073,188	7,161,357	205,617	—	732	11,028,928	11,028,928
		$269,100,033	$24,637,511	$(138,594)	$14,671,650		$633,947,902

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

	July 31, 2012					July 31, 2013
Fund/Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
One Choice 2045 Portfolio
NT Core Equity Plus Fund Institutional Class	2,243,457	$7,414,909	$225,164	$(934)	$819,716	2,848,538	$39,566,192
NT Equity Growth Fund Institutional Class	5,460,534	22,703,253	2,200,521	(37,506)	4,429,070	7,383,932	90,379,333
NT Growth Fund Institutional Class	6,428,036	34,492,914	2,335,159	1,922	3,694,253	8,899,746	127,889,351
NT Large Company Value Fund Institutional Class	8,880,192	25,650,931	3,567,990	252,644	3,095,471	11,132,399	127,911,268
NT Mid Cap Value Fund Institutional Class	4,029,865	12,348,642	470,595	1,348	2,320,584	5,157,434	63,178,564
NT Small Company Fund Institutional Class	2,827,526	8,093,706	2,877,314	177,134	1,591,626	3,457,090	37,198,289
NT Vista Fund Institutional Class	3,839,534	12,818,029	418,695	(3,098)	78,715	4,954,886	64,314,419
Real Estate Fund Institutional Class	612,651	6,981,660	113,890	875	384,411	898,233	22,042,634
High-Yield Fund Institutional Class	1,697,991	6,311,588	—	—	940,470	2,706,768	16,781,963
Inflation-Adjusted Bond Fund Institutional Class	1,549,978	15,876,212	221,613	(2,259)	701,668	2,756,318	33,682,211
NT Diversified Bond Fund Institutional Class	6,513,102	54,516,545	3,287,226	(25,914)	2,998,556	11,177,474	118,928,323
NT Emerging Markets Fund Institutional Class	3,283,043	16,320,641	2,384,693	(138,036)	183,105	4,656,480	45,633,504
NT International Growth Fund Institutional Class	6,094,048	21,957,485	2,347,255	(58,226)	960,648	7,986,801	88,573,621
		$245,486,515	$20,450,115	$167,950	$22,198,293		$876,079,672

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

	July 31, 2012					July 31, 2013
Fund/Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
One Choice 2050 Portfolio
NT Core Equity Plus Fund Institutional Class	691,586	$5,184,133	$330,463	$(1,234)	$286,623	1,094,952	$15,208,882
NT Equity Growth Fund Institutional Class	1,724,371	13,223,838	988,181	9,404	1,551,652	2,859,451	34,999,679
NT Growth Fund Institutional Class	2,015,143	20,581,264	1,290,609	(7,779)	1,284,286	3,486,184	50,096,465
NT Large Company Value Fund Institutional Class	2,828,432	17,735,837	1,764,303	52,725	1,111,457	4,437,013	50,981,280
NT Mid Cap Value Fund Institutional Class	1,264,534	8,476,576	726,990	(16,401)	796,825	1,988,839	24,363,275
NT Small Company Fund Institutional Class	974,167	5,407,925	898,312	12,244	606,000	1,499,847	16,138,354
NT Vista Fund Institutional Class	1,204,860	8,280,341	594,726	(7,888)	26,929	1,889,721	24,528,572
Real Estate Fund Institutional Class	206,815	4,306,875	84,388	(3,043)	151,117	381,766	9,368,529
High-Yield Fund Institutional Class	451,058	2,967,888	88,853	(1,069)	287,836	911,202	5,649,452
Inflation-Adjusted Bond Fund Institutional Class	414,111	6,997,935	341,615	(10,575)	213,633	926,820	11,325,745
NT Diversified Bond Fund Institutional Class	1,743,952	23,905,040	1,708,487	(23,103)	907,217	3,765,482	40,064,729
NT Emerging Markets Fund Institutional Class	1,150,083	10,966,036	974,035	(73,331)	76,276	2,139,963	20,971,635
NT International Growth Fund Institutional Class	1,831,658	13,149,135	1,131,422	(37,876)	318,674	2,998,655	33,255,084
		$141,182,823	$10,922,384	$(107,926)	$7,618,525		$336,951,681

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

	July 31, 2012					July 31, 2013
Fund/Underlying Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
One Choice 2055 Portfolio
NT Core Equity Plus Fund Institutional Class	50,151	$1,403,703	$127,363	$761	$28,469	153,893	$2,137,578
NT Equity Growth Fund Institutional Class	128,167	3,566,818	408,498	(2,622)	148,113	415,586	5,086,776
NT Growth Fund Institutional Class	148,776	5,179,713	487,529	(1,673)	118,200	501,753	7,210,190
NT Large Company Value Fund Institutional Class	208,951	4,871,953	532,285	2,186	110,675	635,708	7,304,290
NT Mid Cap Value Fund Institutional Class	93,260	2,381,334	239,526	1,017	77,620	288,684	3,536,383
NT Small Company Fund Institutional Class	74,362	1,525,361	216,997	603	56,485	220,762	2,375,397
NT Vista Fund Institutional Class	88,867	2,396,702	260,405	149	2,523	274,978	3,569,212
Real Estate Fund Institutional Class	15,600	1,090,276	85,880	(636)	17,535	56,508	1,386,712
NT Emerging Markets Fund Institutional Class	87,371	2,599,213	296,607	(3,578)	9,050	312,478	3,062,283
NT International Growth Fund Institutional Class	130,645	3,200,338	335,015	(85)	28,182	405,046	4,491,965
High-Yield Fund Institutional Class	30,137	573,325	45,204	(146)	27,446	114,479	709,772
Inflation-Adjusted Bond Fund Institutional Class	27,675	1,231,251	85,113	(2,027)	18,810	116,220	1,420,209
NT Diversified Bond Fund Institutional Class	115,567	4,205,834	368,631	(6,478)	81,499	465,737	4,955,443
		$34,225,821	$3,489,053	$(12,529)	$724,607		$47,246,210

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets.

As of July 31, 2013, the funds, in aggregate, owned 100% of the total outstanding shares of the underlying NT Core Equity Plus Fund, NT Diversified Bond Fund, NT Emerging Markets Fund, NT Equity Growth Fund, NT Growth Fund, NT International Growth Fund, NT Large Company Value Fund, NT Mid Cap Value Fund, NT Small Company Fund and NT Vista Fund.

8. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the funds’ investment securities were classified as Level 1. The Schedule of Investments provides additional information on the funds’ portfolio holdings.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 were as follows:

	One Choice In Retirement Portfolio		One Choice 2015 Portfolio
	2013	2012	2013	2012
Distributions Paid From
Ordinary income	$7,401,513	$7,229,695	$18,467,497	$17,242,231
Long-term capital gains	$4,259,572	—	$7,656,970	—

	One Choice 2020 Portfolio		One Choice 2025 Portfolio
	2013	2012	2013	2012
Distributions Paid From
Ordinary income	$12,718,934	$10,354,037	$24,883,625	$21,735,586
Long-term capital gains	$6,334,959	$1,388,898	$9,261,161	—

	One Choice 2030 Portfolio		One Choice 2035 Portfolio
	2013	2012	2013	2012
Distributions Paid From
Ordinary income	$10,510,363	$7,810,074	$15,837,573	$12,614,779
Long-term capital gains	$5,559,501	$795,764	$8,185,007	—

	One Choice 2040 Portfolio		One Choice 2045 Portfolio
	2013	2012	2013	2012
Distributions Paid From
Ordinary income	$6,404,633	$4,036,951	$9,786,591	$6,988,739
Long-term capital gains	$3,443,875	$542,320	$4,663,539	—

	One Choice 2050 Portfolio		One Choice 2055 Portfolio
	2013	2012	2013	2012
Distributions Paid From
Ordinary income	$3,087,879	$1,564,718	$251,068	$32,224
Long-term capital gains	$1,709,809	$137,152	$49,746	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	One Choice In Retirement Portfolio	One Choice 2015 Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio
Federal tax cost of investments	$422,736,268	$977,321,932	$846,245,650	$1,476,123,598	$772,711,962
Gross tax appreciation of investments	$68,848,084	$165,120,294	$133,099,264	$271,860,427	$139,517,562
Gross tax depreciation of investments	(822,900)	(1,981,429)	(5,362,863)	(3,232,168)	(4,627,636)
Net tax appreciation (depreciation) of investments	$68,025,184	$163,138,865	$127,736,401	$268,628,259	$134,889,926
Undistributed ordinary income	$670,729	$6,459,133	$4,814,874	$8,703,947	$3,913,814
Accumulated long-term gains	$4,535,845	$12,126,492	$8,117,441	$17,366,363	$8,401,702

	One Choice 2035 Portfolio	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Federal tax cost of investments	$1,091,904,606	$535,563,300	$726,952,050	$288,282,700	$42,810,138
Gross tax appreciation of investments	$220,920,902	$101,243,236	$150,757,857	$50,061,457	$4,722,263
Gross tax depreciation of investments	(1,779,293)	(2,858,634)	(1,630,235)	(1,392,476)	(286,191)
Net tax appreciation (depreciation) of investments	$219,141,609	$98,384,602	$149,127,622	$48,668,981	$4,436,072
Undistributed ordinary income	$5,215,390	$2,527,916	$3,272,636	$1,227,796	$153,937
Accumulated long-term gains	$14,140,058	$6,126,933	$9,924,054	$3,346,255	$296,835

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice In Retirement Portfolio
Investor Class
2013	$11.61	0.22	0.94	1.16	(0.23)	(0.13)	(0.36)	$12.41	10.11%	0.20%	1.83%	11%	$205,529
2012	$11.23	0.25	0.39	0.64	(0.26)	—	(0.26)	$11.61	5.81%	0.21%	2.21%	28%	$128,450
2011	$10.27	0.24	0.97	1.21	(0.25)	—	(0.25)	$11.23	11.87%	0.21%	2.26%	10%	$81,907
2010	$9.53	0.22	0.74	0.96	(0.22)	—	(0.22)	$10.27	10.15%	0.21%	2.19%	13%	$102,497
2009	$10.64	0.24	(0.95)	(0.71)	(0.31)	(0.09)	(0.40)	$9.53	(6.44)%	0.20%	2.64%	51%	$95,441
Institutional Class
2013	$11.61	0.25	0.94	1.19	(0.25)	(0.13)	(0.38)	$12.42	10.42%	0.00%(4)	2.03%	11%	$104,270
2012	$11.24	0.27	0.38	0.65	(0.28)	—	(0.28)	$11.61	5.92%	0.01%	2.41%	28%	$74,759
2011	$10.27	0.28	0.96	1.24	(0.27)	—	(0.27)	$11.24	12.20%	0.01%	2.46%	10%	$104,778
2010	$9.53	0.24	0.74	0.98	(0.24)	—	(0.24)	$10.27	10.37%	0.01%	2.39%	13%	$39,202
2009	$10.64	0.26	(0.95)	(0.69)	(0.33)	(0.09)	(0.42)	$9.53	(6.25)%	0.00%(4)	2.84%	51%	$25,088
A Class(5)
2013	$11.60	0.19	0.95	1.14	(0.20)	(0.13)	(0.33)	$12.41	9.94%	0.45%	1.58%	11%	$119,504
2012	$11.23	0.23	0.37	0.60	(0.23)	—	(0.23)	$11.60	5.46%	0.46%	1.96%	28%	$105,111
2011	$10.27	0.22	0.96	1.18	(0.22)	—	(0.22)	$11.23	11.60%	0.46%	2.01%	10%	$87,205
2010	$9.53	0.19	0.75	0.94	(0.20)	—	(0.20)	$10.27	9.87%	0.46%	1.94%	13%	$68,110
2009	$10.64	0.21	(0.94)	(0.73)	(0.29)	(0.09)	(0.38)	$9.53	(6.67)%	0.45%	2.39%	51%	$34,202

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$11.61	0.10	0.94	1.04	(0.11)	(0.13)	(0.24)	$12.41	9.04%	1.20%	0.83%	11%	$1,369
2012	$11.24	0.14	0.38	0.52	(0.15)	—	(0.15)	$11.61	4.69%	1.21%	1.21%	28%	$810
2011	$10.27	0.09	1.02	1.11	(0.14)	—	(0.14)	$11.24	10.87%	1.21%	1.26%	10%	$538
2010(6)	$10.15	0.03	0.12	0.15	(0.03)	—	(0.03)	$10.27	1.51%	1.21%(7)	0.77%(7)	13%(8)	$35
R Class
2013	$11.59	0.16	0.95	1.11	(0.17)	(0.13)	(0.30)	$12.40	9.67%	0.70%	1.33%	11%	$60,104
2012	$11.22	0.18	0.39	0.57	(0.20)	—	(0.20)	$11.59	5.20%	0.71%	1.71%	28%	$38,365
2011	$10.26	0.19	0.96	1.15	(0.19)	—	(0.19)	$11.22	11.33%	0.71%	1.76%	10%	$24,616
2010	$9.52	0.16	0.75	0.91	(0.17)	—	(0.17)	$10.26	9.61%	0.71%	1.69%	13%	$12,527
2009	$10.63	0.18	(0.93)	(0.75)	(0.27)	(0.09)	(0.36)	$9.52	(6.91)%	0.70%	2.14%	51%	$3,466

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(6)	March 1, 2010 (commencement of sale) through July 31, 2010.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2010.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2015 Portfolio
Investor Class
2013	$12.26	0.24	1.04	1.28	(0.25)	(0.10)	(0.35)	$13.19	10.61%	0.20%	1.85%	6%	$543,673
2012	$11.88	0.26	0.39	0.65	(0.27)	—	(0.27)	$12.26	5.63%	0.21%	2.22%	19%	$424,416
2011	$10.76	0.25	1.11	1.36	(0.24)	—	(0.24)	$11.88	12.72%	0.21%	2.21%	4%	$322,747
2010	$9.87	0.22	0.86	1.08	(0.19)	—	(0.19)	$10.76	11.00%	0.21%	2.11%	9%	$284,172
2009	$11.39	0.26	(1.29)	(1.03)	(0.35)	(0.14)	(0.49)	$9.87	(8.63)%	0.20%	2.78%	28%	$217,149
Institutional Class
2013	$12.28	0.26	1.04	1.30	(0.27)	(0.10)	(0.37)	$13.21	10.82%	0.00%(4)	2.05%	6%	$182,995
2012	$11.90	0.29	0.38	0.67	(0.29)	—	(0.29)	$12.28	5.83%	0.01%	2.42%	19%	$125,106
2011	$10.78	0.29	1.09	1.38	(0.26)	—	(0.26)	$11.90	12.92%	0.01%	2.41%	4%	$175,214
2010	$9.89	0.25	0.85	1.10	(0.21)	—	(0.21)	$10.78	11.20%	0.01%	2.31%	9%	$82,264
2009	$11.41	0.24	(1.25)	(1.01)	(0.37)	(0.14)	(0.51)	$9.89	(8.42)%	0.00%(4)	2.98%	28%	$59,500
A Class(5)
2013	$12.24	0.20	1.05	1.25	(0.22)	(0.10)	(0.32)	$13.17	10.34%	0.45%	1.60%	6%	$295,377
2012	$11.87	0.23	0.38	0.61	(0.24)	—	(0.24)	$12.24	5.28%	0.46%	1.97%	19%	$242,298
2011	$10.75	0.22	1.11	1.33	(0.21)	—	(0.21)	$11.87	12.44%	0.46%	1.96%	4%	$178,615
2010	$9.86	0.19	0.86	1.05	(0.16)	—	(0.16)	$10.75	10.73%	0.46%	1.86%	9%	$115,945
2009	$11.37	0.25	(1.29)	(1.04)	(0.33)	(0.14)	(0.47)	$9.86	(8.79)%	0.45%	2.53%	28%	$40,386

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$12.21	0.11	1.04	1.15	(0.12)	(0.10)	(0.22)	$13.14	9.53%	1.20%	0.85%	6%	$4,003
2012	$11.84	0.13	0.39	0.52	(0.15)	—	(0.15)	$12.21	4.50%	1.21%	1.22%	19%	$2,124
2011	$10.72	0.12	1.12	1.24	(0.12)	—	(0.12)	$11.84	11.62%	1.21%	1.21%	4%	$934
2010(6)	$10.55	0.04	0.13	0.17	—	—	—	$10.72	1.61%	1.21%(7)	0.83%(7)	9%(8)	$182
R Class
2013	$12.22	0.17	1.04	1.21	(0.18)	(0.10)	(0.28)	$13.15	10.08%	0.70%	1.35%	6%	$114,413
2012	$11.85	0.20	0.38	0.58	(0.21)	—	(0.21)	$12.22	5.02%	0.71%	1.72%	19%	$86,079
2011	$10.73	0.20	1.10	1.30	(0.18)	—	(0.18)	$11.85	12.18%	0.71%	1.71%	4%	$58,006
2010	$9.84	0.16	0.87	1.03	(0.14)	—	(0.14)	$10.73	10.47%	0.71%	1.61%	9%	$37,643
2009	$11.36	0.18	(1.25)	(1.07)	(0.31)	(0.14)	(0.45)	$9.84	(9.12)%	0.70%	2.28%	28%	$13,316

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(6)	March 1, 2010 (commencement of sale) through July 31, 2010.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2010.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2020 Portfolio
Investor Class
2013	$10.64	0.20	1.02	1.22	(0.20)	(0.10)	(0.30)	$11.56	11.67%	0.20%	1.79%	6%	$384,010
2012	$10.37	0.21	0.32	0.53	(0.23)	(0.03)	(0.26)	$10.64	5.27%	0.21%	2.14%	28%	$218,341
2011	$9.30	0.20	1.06	1.26	(0.19)	—(4)	(0.19)	$10.37	13.66%	0.21%	2.13%	4%	$105,921
2010	$8.47	0.19	0.80	0.99	(0.15)	(0.01)	(0.16)	$9.30	11.69%	0.21%	1.99%	8%	$127,604
2009	$9.49	0.13	(1.03)	(0.90)	(0.12)	—	(0.12)	$8.47	(9.38)%	0.20%	1.70%	53%	$91,329
Institutional Class
2013	$10.65	0.22	1.02	1.24	(0.22)	(0.10)	(0.32)	$11.57	11.89%	0.00%(5)	1.99%	6%	$211,576
2012	$10.38	0.25	0.30	0.55	(0.25)	(0.03)	(0.28)	$10.65	5.48%	0.01%	2.34%	28%	$99,935
2011	$9.31	0.24	1.04	1.28	(0.21)	—(4)	(0.21)	$10.38	13.88%	0.01%	2.33%	4%	$169,034
2010	$8.47	0.20	0.81	1.01	(0.16)	(0.01)	(0.17)	$9.31	11.90%	0.01%	2.19%	8%	$44,304
2009	$9.50	0.15	(1.05)	(0.90)	(0.13)	—	(0.13)	$8.47	(9.26)%	0.00%(5)	1.90%	53%	$21,532
A Class(6)
2013	$10.62	0.17	1.02	1.19	(0.17)	(0.10)	(0.27)	$11.54	11.41%	0.45%	1.54%	6%	$270,040
2012	$10.36	0.20	0.29	0.49	(0.20)	(0.03)	(0.23)	$10.62	4.92%	0.46%	1.89%	28%	$180,502
2011	$9.28	0.19	1.05	1.24	(0.16)	—(4)	(0.16)	$10.36	13.51%	0.46%	1.88%	4%	$124,401
2010	$8.45	0.15	0.81	0.96	(0.12)	(0.01)	(0.13)	$9.28	11.43%	0.46%	1.74%	8%	$80,483
2009	$9.49	0.15	(1.08)	(0.93)	(0.11)	—	(0.11)	$8.45	(9.72)%	0.45%	1.45%	53%	$3,882

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$10.61	0.08	1.02	1.10	(0.09)	(0.10)	(0.19)	$11.52	10.48%	1.20%	0.79%	6%	$6,117
2012	$10.34	0.10	0.32	0.42	(0.12)	(0.03)	(0.15)	$10.61	4.23%	1.21%	1.14%	28%	$2,304
2011	$9.26	0.10	1.07	1.17	(0.09)	—(4)	(0.09)	$10.34	12.68%	1.21%	1.13%	4%	$578
2010(7)	$9.12	0.03	0.11	0.14	—	—	—	$9.26	1.54%	1.21%(8)	0.67%(8)	8%(9)	$103
R Class
2013	$10.61	0.14	1.03	1.17	(0.15)	(0.10)	(0.25)	$11.53	11.14%	0.70%	1.29%	6%	$102,250
2012	$10.34	0.16	0.31	0.47	(0.17)	(0.03)	(0.20)	$10.61	4.76%	0.71%	1.64%	28%	$61,212
2011	$9.27	0.16	1.05	1.21	(0.14)	—(4)	(0.14)	$10.34	13.13%	0.71%	1.63%	4%	$35,703
2010	$8.44	0.13	0.81	0.94	(0.10)	(0.01)	(0.11)	$9.27	11.17%	0.71%	1.49%	8%	$14,928
2009	$9.49	0.14	(1.10)	(0.96)	(0.09)	—	(0.09)	$8.44	(9.96)%	0.70%	1.20%	53%	$3,274

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Per-share amount was less than $0.005.

(5)	Ratio was less than 0.005%.

(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(7)	March 1, 2010 (commencement of sale) through July 31, 2010.

(8)	Annualized.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2010.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2025 Portfolio
Investor Class
2013	$12.46	0.23	1.35	1.58	(0.24)	(0.09)	(0.33)	$13.71	12.88%	0.20%	1.79%	3%	$807,998
2012	$12.13	0.25	0.34	0.59	(0.26)	—	(0.26)	$12.46	4.99%	0.21%	2.07%	21%	$554,462
2011	$10.78	0.23	1.34	1.57	(0.22)	—	(0.22)	$12.13	14.60%	0.21%	1.98%	3%	$425,965
2010	$9.76	0.19	1.00	1.19	(0.17)	—	(0.17)	$10.78	12.19%	0.21%	1.83%	10%	$393,154
2009	$11.63	0.22	(1.63)	(1.41)	(0.30)	(0.16)	(0.46)	$9.76	(11.64)%	0.20%	2.43%	22%	$313,816
Institutional Class
2013	$12.47	0.26	1.35	1.61	(0.27)	(0.09)	(0.36)	$13.72	13.10%	0.00%(4)	1.99%	3%	$298,052
2012	$12.14	0.27	0.34	0.61	(0.28)	—	(0.28)	$12.47	5.20%	0.01%	2.27%	21%	$181,693
2011	$10.79	0.27	1.32	1.59	(0.24)	—	(0.24)	$12.14	14.82%	0.01%	2.18%	3%	$257,121
2010	$9.77	0.21	1.00	1.21	(0.19)	—	(0.19)	$10.79	12.40%	0.01%	2.03%	10%	$103,770
2009	$11.64	0.24	(1.63)	(1.39)	(0.32)	(0.16)	(0.48)	$9.77	(11.45)%	0.00%(4)	2.63%	22%	$78,031
A Class(5)
2013	$12.44	0.20	1.35	1.55	(0.21)	(0.09)	(0.30)	$13.69	12.61%	0.45%	1.54%	3%	$460,301
2012	$12.11	0.22	0.34	0.56	(0.23)	—	(0.23)	$12.44	4.73%	0.46%	1.82%	21%	$327,130
2011	$10.77	0.20	1.33	1.53	(0.19)	—	(0.19)	$12.11	14.23%	0.46%	1.73%	3%	$242,996
2010	$9.74	0.16	1.01	1.17	(0.14)	—	(0.14)	$10.77	12.03%	0.46%	1.58%	10%	$143,045
2009	$11.61	0.21	(1.64)	(1.43)	(0.28)	(0.16)	(0.44)	$9.74	(11.89)%	0.45%	2.18%	22%	$49,723

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$12.41	0.10	1.36	1.46	(0.11)	(0.09)	(0.20)	$13.67	11.86%	1.20%	0.79%	3%	$6,179
2012	$12.09	0.12	0.34	0.46	(0.14)	—	(0.14)	$12.41	3.87%	1.21%	1.07%	21%	$3,498
2011	$10.74	0.11	1.34	1.45	(0.10)	—	(0.10)	$12.09	13.50%	1.21%	0.98%	3%	$1,595
2010(6)	$10.58	0.02	0.14	0.16	—	—	—	$10.74	1.51%	1.21%(7)	0.43%(7)	10%(8)	$373
R Class
2013	$12.42	0.17	1.35	1.52	(0.18)	(0.09)	(0.27)	$13.67	12.34%	0.70%	1.29%	3%	$172,227
2012	$12.09	0.19	0.34	0.53	(0.20)	—	(0.20)	$12.42	4.48%	0.71%	1.57%	21%	$129,489
2011	$10.75	0.17	1.33	1.50	(0.16)	—	(0.16)	$12.09	13.97%	0.71%	1.48%	3%	$88,153
2010	$9.73	0.14	0.99	1.13	(0.11)	–	(0.11)	$10.75	11.66%	0.71%	1.33%	10%	$47,433
2009	$11.60	0.16	(1.62)	(1.46)	(0.25)	(0.16)	(0.41)	$9.73	(12.12)%	0.70%	1.93%	22%	$16,344

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(6)	March 1, 2010 (commencement of sale) through July 31, 2010.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2010.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2030 Portfolio
Investor Class
2013	$10.41	0.18	1.30	1.48	(0.18)	(0.09)	(0.27)	$11.62	14.53%	0.21%	1.66%	5%	$333,309
2012	$10.17	0.18	0.27	0.45	(0.19)	(0.02)	(0.21)	$10.41	4.60%	0.21%	1.87%	28%	$170,955
2011	$8.95	0.16	1.21	1.37	(0.15)	—(4)	(0.15)	$10.17	15.41%	0.21%	1.76%	4%	$76,884
2010	$8.04	0.14	0.89	1.03	(0.11)	(0.01)	(0.12)	$8.95	12.90%	0.21%	1.63%	7%	$99,983
2009	$9.39	0.10	(1.36)	(1.26)	(0.09)	—	(0.09)	$8.04	(13.30)%	0.20%	1.48%	43%	$70,382
Institutional Class
2013	$10.42	0.21	1.28	1.49	(0.20)	(0.09)	(0.29)	$11.62	14.76%	0.01%	1.86%	5%	$202,598
2012	$10.18	0.21	0.26	0.47	(0.21)	(0.02)	(0.23)	$10.42	4.71%	0.01%	2.07%	28%	$94,349
2011	$8.95	0.20	1.20	1.40	(0.17)	—(4)	(0.17)	$10.18	15.62%	0.01%	1.96%	4%	$144,661
2010	$8.05	0.16	0.88	1.04	(0.13)	(0.01)	(0.14)	$8.95	13.11%	0.01%	1.83%	7%	$33,647
2009	$9.40	0.12	(1.37)	(1.25)	(0.10)	—	(0.10)	$8.05	(13.18)%	0.00%(5)	1.68%	43%	$17,528
A Class(6)
2013	$10.38	0.16	1.30	1.46	(0.16)	(0.09)	(0.25)	$11.59	14.28%	0.46%	1.41%	5%	$264,393
2012	$10.15	0.17	0.24	0.41	(0.16)	(0.02)	(0.18)	$10.38	4.25%	0.46%	1.62%	28%	$170,227
2011	$8.93	0.15	1.20	1.35	(0.13)	—(4)	(0.13)	$10.15	15.15%	0.46%	1.51%	4%	$114,892
2010	$8.03	0.12	0.88	1.00	(0.09)	(0.01)	(0.10)	$8.93	12.51%	0.46%	1.38%	7%	$71,159
2009	$9.39	0.11	(1.39)	(1.28)	(0.08)	—	(0.08)	$8.03	(13.53)%	0.45%	1.23%	43%	$3,378

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$10.37	0.07	1.29	1.36	(0.07)	(0.09)	(0.16)	$11.57	13.32%	1.21%	0.66%	5%	$3,417
2012	$10.13	0.09	0.26	0.35	(0.09)	(0.02)	(0.11)	$10.37	3.57%	1.21%	0.87%	28%	$1,595
2011	$8.92	0.06	1.20	1.26	(0.05)	—(4)	(0.05)	$10.13	14.18%	1.21%	0.76%	4%	$728
2010(7)	$8.80	0.02	0.10	0.12	—	—	—	$8.92	1.36%	1.21%(8)	0.41%(8)	7%(9)	$162
R Class
2013	$10.37	0.13	1.30	1.43	(0.13)	(0.09)	(0.22)	$11.58	14.00%	0.71%	1.16%	5%	$103,886
2012	$10.14	0.13	0.26	0.39	(0.14)	(0.02)	(0.16)	$10.37	3.99%	0.71%	1.37%	28%	$69,278
2011	$8.92	0.12	1.20	1.32	(0.10)	—(4)	(0.10)	$10.14	14.88%	0.71%	1.26%	4%	$35,411
2010	$8.02	0.10	0.88	0.98	(0.07)	(0.01)	(0.08)	$8.92	12.24%	0.71%	1.13%	7%	$14,455
2009	$9.39	0.12	(1.42)	(1.30)	(0.07)	—	(0.07)	$8.02	(13.76)%	0.70%	0.98%	43%	$3,573

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Per-share amount was less than $0.005.

(5)	Ratio was less than 0.005%.

(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(7)	March 1, 2010 (commencement of sale) through July 31, 2010.

(8)	Annualized.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2010.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2035 Portfolio
Investor Class
2013	$12.81	0.22	1.82	2.04	(0.22)	(0.11)	(0.33)	$14.52	16.24%	0.20%	1.62%	3%	$573,216
2012	$12.52	0.22	0.30	0.52	(0.23)	—	(0.23)	$12.81	4.26%	0.21%	1.82%	16%	$374,544
2011	$10.92	0.20	1.59	1.79	(0.19)	—	(0.19)	$12.52	16.44%	0.21%	1.68%	3%	$277,333
2010	$9.74	0.17	1.15	1.32	(0.14)	—	(0.14)	$10.92	13.58%	0.21%	1.54%	8%	$231,716
2009	$12.10	0.19	(2.13)	(1.94)	(0.24)	(0.18)	(0.42)	$9.74	(15.54)%	0.20%	2.12%	18%	$170,455
Institutional Class
2013	$12.83	0.25	1.83	2.08	(0.25)	(0.11)	(0.36)	$14.55	16.54%	0.00%(4)	1.82%	3%	$235,505
2012	$12.54	0.25	0.29	0.54	(0.25)	—	(0.25)	$12.83	4.46%	0.01%	2.02%	16%	$138,143
2011	$10.93	0.24	1.58	1.82	(0.21)	—	(0.21)	$12.54	16.75%	0.01%	1.88%	3%	$154,449
2010	$9.76	0.19	1.14	1.33	(0.16)	—	(0.16)	$10.93	13.68%	0.01%	1.74%	8%	$66,385
2009	$12.12	0.20	(2.12)	(1.92)	(0.26)	(0.18)	(0.44)	$9.76	(15.34)%	0.00%(4)	2.32%	18%	$46,544
A Class(5)
2013	$12.79	0.19	1.83	2.02	(0.19)	(0.11)	(0.30)	$14.51	16.05%	0.45%	1.37%	3%	$356,751
2012	$12.50	0.20	0.29	0.49	(0.20)	—	(0.20)	$12.79	4.00%	0.46%	1.57%	16%	$239,410
2011	$10.90	0.17	1.59	1.76	(0.16)	—	(0.16)	$12.50	16.17%	0.46%	1.43%	3%	$174,230
2010	$9.73	0.14	1.14	1.28	(0.11)	—	(0.11)	$10.90	13.21%	0.46%	1.29%	8%	$103,002
2009	$12.09	0.17	(2.13)	(1.96)	(0.22)	(0.18)	(0.40)	$9.73	(15.77)%	0.45%	1.87%	18%	$32,896

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$12.76	0.08	1.82	1.90	(0.09)	(0.11)	(0.20)	$14.46	15.05%	1.20%	0.62%	3%	$3,572
2012	$12.46	0.09	0.32	0.41	(0.11)	—	(0.11)	$12.76	3.31%	1.21%	0.82%	16%	$1,396
2011	$10.87	0.07	1.59	1.66	(0.07)	—	(0.07)	$12.46	15.25%	1.21%	0.68%	3%	$630
2010(6)	$10.74	0.01	0.12	0.13	—	—	—	$10.87	1.21%	1.21%(7)	0.29%(7)	8%(8)	$86
R Class
2013	$12.78	0.16	1.82	1.98	(0.16)	(0.11)	(0.27)	$14.49	15.69%	0.70%	1.12%	3%	$141,978
2012	$12.48	0.16	0.31	0.47	(0.17)	—	(0.17)	$12.78	3.83%	0.71%	1.32%	16%	$101,164
2011	$10.89	0.14	1.58	1.72	(0.13)	—	(0.13)	$12.48	15.80%	0.71%	1.18%	3%	$71,077
2010	$9.72	0.11	1.15	1.26	(0.09)	—	(0.09)	$10.89	12.93%	0.71%	1.04%	8%	$35,276
2009	$12.07	0.14	(2.11)	(1.97)	(0.20)	(0.18)	(0.38)	$9.72	(15.92)%	0.70%	1.62%	18%	$10,785

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(6)	March 1, 2010 (commencement of sale) through July 31, 2010.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2010.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2040 Portfolio
Investor Class
2013	$10.31	0.18	1.62	1.80	(0.16)	(0.08)	(0.24)	$11.87	17.83%	0.20%	1.58%	5%	$234,285
2012	$10.11	0.17	0.23	0.40	(0.17)	(0.03)	(0.20)	$10.31	4.05%	0.21%	1.71%	20%	$107,290
2011	$8.72	0.14	1.39	1.53	(0.14)	—(4)	(0.14)	$10.11	17.57%	0.21%	1.57%	5%	$44,433
2010	$7.75	0.12	0.95	1.07	(0.09)	(0.01)	(0.10)	$8.72	13.80%	0.21%	1.40%	3%	$41,985
2009	$9.29	0.09	(1.54)	(1.45)	(0.09)	—	(0.09)	$7.75	(15.53)%	0.20%	1.38%	25%	$24,386
Institutional Class
2013	$10.32	0.20	1.62	1.82	(0.18)	(0.08)	(0.26)	$11.88	18.05%	0.00%(5)	1.78%	5%	$156,913
2012	$10.12	0.19	0.23	0.42	(0.19)	(0.03)	(0.22)	$10.32	4.26%	0.01%	1.91%	20%	$70,149
2011	$8.73	0.18	1.37	1.55	(0.16)	—(4)	(0.16)	$10.12	17.78%	0.01%	1.77%	5%	$78,468
2010	$7.75	0.14	0.96	1.10	(0.11)	(0.01)	(0.12)	$8.73	14.16%	0.01%	1.60%	3%	$22,593
2009	$9.29	0.11	(1.56)	(1.45)	(0.09)	—	(0.09)	$7.75	(15.43)%	0.00%(5)	1.58%	25%	$9,846
A Class(6)
2013	$10.30	0.15	1.62	1.77	(0.14)	(0.08)	(0.22)	$11.85	17.45%	0.45%	1.33%	5%	$176,014
2012	$10.10	0.15	0.22	0.37	(0.14)	(0.03)	(0.17)	$10.30	3.80%	0.46%	1.46%	20%	$110,524
2011	$8.71	0.13	1.37	1.50	(0.11)	—(4)	(0.11)	$10.10	17.29%	0.46%	1.32%	5%	$69,629
2010	$7.73	0.09	0.97	1.06	(0.07)	(0.01)	(0.08)	$8.71	13.68%	0.46%	1.15%	3%	$42,212
2009	$9.29	0.09	(1.57)	(1.48)	(0.08)	—	(0.08)	$7.73	(15.87)%	0.45%	1.13%	25%	$1,551

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$10.26	0.07	1.62	1.69	(0.05)	(0.08)	(0.13)	$11.82	16.71%	1.20%	0.58%	5%	$2,049
2012	$10.07	0.06	0.23	0.29	(0.07)	(0.03)	(0.10)	$10.26	2.93%	1.21%	0.71%	20%	$559
2011	$8.68	0.05	1.38	1.43	(0.04)	—(4)	(0.04)	$10.07	16.46%	1.21%	0.57%	5%	$215
2010(7)	$8.60	—(4)	0.08	0.08	—	—	—	$8.68	0.93%	1.21%(8)	0.12%(8)	3%(9)	$68
R Class
2013	$10.28	0.12	1.62	1.74	(0.11)	(0.08)	(0.19)	$11.83	17.18%	0.70%	1.08%	5%	$64,687
2012	$10.08	0.12	0.23	0.35	(0.12)	(0.03)	(0.15)	$10.28	3.54%	0.71%	1.21%	20%	$36,524
2011	$8.69	0.10	1.38	1.48	(0.09)	—(4)	(0.09)	$10.08	17.03%	0.71%	1.07%	5%	$18,752
2010	$7.72	0.08	0.95	1.03	(0.05)	(0.01)	(0.06)	$8.69	13.28%	0.71%	0.90%	3%	$7,773
2009	$9.28	0.10	(1.59)	(1.49)	(0.07)	—	(0.07)	$7.72	(16.01)%	0.70%	0.88%	25%	$2,347

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Per-share amount was less than $0.005.

(5)	Ratio was less than 0.005%.

(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(7)	March 1, 2010 (commencement of sale) through July 31, 2010.

(8)	Annualized.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2010.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2045 Portfolio
Investor Class
2013	$12.84	0.22	2.17	2.39	(0.21)	(0.10)	(0.31)	$14.92	18.94%	0.20%	1.58%	3%	$355,470
2012	$12.59	0.20	0.26	0.46	(0.21)	—	(0.21)	$12.84	3.76%	0.21%	1.66%	14%	$222,501
2011	$10.82	0.18	1.76	1.94	(0.17)	—	(0.17)	$12.59	17.98%	0.21%	1.51%	2%	$157,711
2010	$9.59	0.14	1.22	1.36	(0.13)	—	(0.13)	$10.82	14.16%	0.21%	1.35%	9%	$113,447
2009	$12.24	0.18	(2.41)	(2.23)	(0.22)	(0.20)	(0.42)	$9.59	(17.74)%	0.20%	1.99%	18%	$85,095
Institutional Class
2013	$12.86	0.25	2.17	2.42	(0.24)	(0.10)	(0.34)	$14.94	19.15%	0.00%(4)	1.78%	3%	$196,557
2012	$12.60	0.23	0.26	0.49	(0.23)	—	(0.23)	$12.86	4.04%	0.01%	1.86%	14%	$116,894
2011	$10.83	0.21	1.75	1.96	(0.19)	—	(0.19)	$12.60	18.10%	0.01%	1.71%	2%	$110,477
2010	$9.60	0.16	1.22	1.38	(0.15)	—	(0.15)	$10.83	14.48%	0.01%	1.55%	9%	$57,836
2009	$12.25	0.20	(2.41)	(2.21)	(0.24)	(0.20)	(0.44)	$9.60	(17.56)%	0.00%(4)	2.19%	18%	$34,639
A Class(5)
2013	$12.82	0.18	2.17	2.35	(0.18)	(0.10)	(0.28)	$14.89	18.59%	0.45%	1.33%	3%	$231,054
2012	$12.56	0.18	0.26	0.44	(0.18)	—	(0.18)	$12.82	3.59%	0.46%	1.41%	14%	$147,197
2011	$10.80	0.15	1.75	1.90	(0.14)	—	(0.14)	$12.56	17.63%	0.46%	1.26%	2%	$104,426
2010	$9.57	0.11	1.22	1.33	(0.10)	—	(0.10)	$10.80	13.90%	0.46%	1.10%	9%	$56,695
2009	$12.22	0.15	(2.40)	(2.25)	(0.20)	(0.20)	(0.40)	$9.57	(17.98)%	0.45%	1.74%	18%	$17,537

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$12.79	0.10	2.15	2.25	(0.08)	(0.10)	(0.18)	$14.86	17.72%	1.20%	0.58%	3%	$1,220
2012	$12.53	0.08	0.27	0.35	(0.09)	—	(0.09)	$12.79	2.82%	1.21%	0.66%	14%	$633
2011	$10.78	0.03	1.77	1.80	(0.05)	—	(0.05)	$12.53	16.68%	1.21%	0.51%	2%	$363
2010(6)	$10.67	0.01	0.10	0.11	—	—	—	$10.78	1.03%	1.21%(7)	0.14%(7)	9%(8)	$59
R Class
2013	$12.81	0.15	2.17	2.32	(0.15)	(0.10)	(0.25)	$14.88	18.30%	0.70%	1.08%	3%	$91,776
2012	$12.55	0.14	0.27	0.41	(0.15)	—	(0.15)	$12.81	3.33%	0.71%	1.16%	14%	$62,208
2011	$10.79	0.12	1.75	1.87	(0.11)	—	(0.11)	$12.55	17.35%	0.71%	1.01%	2%	$39,540
2010	$9.56	0.09	1.21	1.30	(0.07)	—	(0.07)	$10.79	13.63%	0.71%	0.85%	9%	$17,327
2009	$12.21	0.11	(2.38)	(2.27)	(0.18)	(0.20)	(0.38)	$9.56	(18.20)%	0.70%	1.49%	18%	$4,966

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(6)	March 1, 2010 (commencement of sale) through July 31, 2010.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2010.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2050 Portfolio
Investor Class
2013	$10.07	0.16	1.77	1.93	(0.15)	(0.08)	(0.23)	$11.77	19.51%	0.20%	1.51%	4%	$115,834
2012	$9.88	0.14	0.21	0.35	(0.14)	(0.02)	(0.16)	$10.07	3.67%	0.21%	1.53%	12%	$48,553
2011	$8.45	0.13	1.42	1.55	(0.12)	—(4)	(0.12)	$9.88	18.35%	0.21%	1.37%	6%	$20,035
2010	$7.46	0.10	0.97	1.07	(0.08)	—(4)	(0.08)	$8.45	14.33%	0.22%	1.17%	13%	$10,225
2009	$9.23	0.10	(1.80)	(1.70)	(0.07)	—	(0.07)	$7.46	(18.30)%	0.20%	1.57%	26%	$3,454
Institutional Class
2013	$10.09	0.19	1.76	1.95	(0.17)	(0.08)	(0.25)	$11.79	19.72%	0.00%(5)	1.71%	4%	$95,469
2012	$9.90	0.17	0.20	0.37	(0.16)	(0.02)	(0.18)	$10.09	3.87%	0.01%	1.73%	12%	$49,284
2011	$8.46	0.15	1.43	1.58	(0.14)	—(4)	(0.14)	$9.90	18.69%	0.01%	1.57%	6%	$30,796
2010	$7.47	0.12	0.96	1.08	(0.09)	—(4)	(0.09)	$8.46	14.54%	0.02%	1.37%	13%	$8,482
2009	$9.23	0.12	(1.80)	(1.68)	(0.08)	—	(0.08)	$7.47	(18.09)%	0.00%(5)	1.77%	26%	$3,179
A Class(6)
2013	$10.06	0.14	1.76	1.90	(0.13)	(0.08)	(0.21)	$11.75	19.13%	0.45%	1.26%	4%	$91,012
2012	$9.87	0.13	0.20	0.33	(0.12)	(0.02)	(0.14)	$10.06	3.41%	0.46%	1.28%	12%	$55,073
2011	$8.44	0.11	1.41	1.52	(0.09)	—(4)	(0.09)	$9.87	18.08%	0.46%	1.12%	6%	$29,685
2010	$7.45	0.07	0.97	1.04	(0.05)	—(4)	(0.05)	$8.44	14.06%	0.47%	0.92%	13%	$13,463
2009	$9.23	0.07	(1.79)	(1.72)	(0.06)	—	(0.06)	$7.45	(18.52)%	0.45%	1.32%	26%	$336

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$10.04	0.06	1.76	1.82	(0.05)	(0.08)	(0.13)	$11.73	18.26%	1.20%	0.51%	4%	$1,748
2012	$9.85	0.05	0.21	0.26	(0.05)	(0.02)	(0.07)	$10.04	2.64%	1.21%	0.53%	12%	$530
2011	$8.42	0.05	1.40	1.45	(0.02)	—(4)	(0.02)	$9.85	17.23%	1.21%	0.37%	6%	$117
2010(7)	$8.35	—(4)	0.07	0.07	—	—	—	$8.42	0.84%	1.22%(8)	0.06%(8)	13%(9)	$32
R Class
2013	$10.05	0.11	1.76	1.87	(0.10)	(0.08)	(0.18)	$11.74	18.84%	0.70%	1.01%	4%	$32,896
2012	$9.86	0.10	0.21	0.31	(0.10)	(0.02)	(0.12)	$10.05	3.16%	0.71%	1.03%	12%	$15,933
2011	$8.43	0.09	1.41	1.50	(0.07)	—(4)	(0.07)	$9.86	17.80%	0.71%	0.87%	6%	$7,660
2010	$7.44	0.06	0.96	1.02	(0.03)	—(4)	(0.03)	$8.43	13.79%	0.73%	0.66%	13%	$3,076
2009	$9.22	0.08	(1.81)	(1.73)	(0.05)	—	(0.05)	$7.44	(18.66)%	0.70%	1.07%	26%	$186

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Per-share amount was less than $0.005.

(5)	Ratio was less than 0.005%.

(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(7)	March 1, 2010 (commencement of sale) through July 31, 2010.

(8)	Annualized.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2010.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2055 Portfolio
Investor Class
2013	$10.19	0.15	1.85	2.00	(0.14)	(0.03)	(0.17)	$12.02	19.86%	0.20%	1.36%	13%	$14,959
2012	$9.92	0.12	0.25	0.37	(0.10)	—	(0.10)	$10.19	3.78%	0.20%	1.25%	44%	$3,920
2011(4)	$10.00	0.03	(0.11)	(0.08)	—	—	—	$9.92	(0.80)%	0.20%(5)	0.86%(5)	12%	$390
Institutional Class
2013	$10.20	0.18	1.84	2.02	(0.16)	(0.03)	(0.19)	$12.03	20.08%	0.00%(6)	1.56%	13%	$10,951
2012	$9.92	0.14	0.25	0.39	(0.11)	—	(0.11)	$10.20	4.04%	0.00%(6)	1.45%	44%	$3,939
2011(4)	$10.00	0.04	(0.12)	(0.08)	—	—	—	$9.92	(0.80)%	0.00%(5)(6)	1.06%(5)	12%	$379
A Class
2013	$10.17	0.13	1.85	1.98	(0.12)	(0.03)	(0.15)	$12.00	19.59%	0.45%	1.11%	13%	$14,138
2012	$9.91	0.10	0.24	0.34	(0.08)	—	(0.08)	$10.17	3.49%	0.45%	1.00%	44%	$3,253
2011(4)	$10.00	0.02	(0.11)	(0.09)	—	—	—	$9.91	(0.90)%	0.45%(5)	0.61%(5)	12%	$21
C Class
2013	$10.13	0.05	1.84	1.89	(0.04)	(0.03)	(0.07)	$11.95	18.66%	1.20%	0.36%	13%	$215
2012	$9.88	0.02	0.26	0.28	(0.03)	—	(0.03)	$10.13	2.81%	1.20%	0.25%	44%	$87
2011(4)	$10.00	(0.01)	(0.11)	(0.12)	—	—	—	$9.88	(1.20)%	1.20%(5)	(0.14)%(5)	12%	$5
R Class
2013	$10.16	0.09	1.86	1.95	(0.09)	(0.03)	(0.12)	$11.99	19.31%	0.70%	0.86%	13%	$6,983
2012	$9.90	0.06	0.26	0.32	(0.06)	—	(0.06)	$10.16	3.29%	0.70%	0.75%	44%	$1,108
2011(4)	$10.00	0.01	(0.11)	(0.10)	—	—	—	$9.90	(1.00)%	0.70%(5)	0.36%(5)	12%	$6

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	March 31, 2011 (fund inception) through July 31, 2011.

(5)	Annualized.

(6)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
American Century Asset Allocation Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice In Retirement Portfolio (formerly LIVESTRONG Income Portfolio), One Choice 2015 Portfolio (formerly LIVESTRONG 2015 Portfolio), One Choice 2020 Portfolio (formerly LIVESTRONG 2020 Portfolio), One Choice 2025 Portfolio (formerly LIVESTRONG 2025 Portfolio), One Choice 2030 Portfolio (formerly LIVESTRONG 2030 Portfolio), One Choice 2035 Portfolio (formerly LIVESTRONG 2035 Portfolio), One Choice 2040 Portfolio (formerly LIVESTRONG 2040 Portfolio), One Choice 2045 Portfolio (formerly LIVESTRONG 2045 Portfolio), One Choice 2050 Portfolio (formerly LIVESTRONG 2050 Portfolio), and Once Choice 2055 Portfolio (formerly LIVESTRONG 2055 Portfolio), ten of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”) as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2013, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

September 19, 2013

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 20, 2013, the Funds’ Board of Directors unanimously approved the renewal of the management agreements pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a Fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Funds;

•	the wide range of other programs and services the Advisor provides to the Funds and their shareholders on a routine and non-routine basis;

•

the investment performance of the Funds, including data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Funds to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Funds.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for each Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreements, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreements, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The Board noted that under the management agreements, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Funds

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Funds to meet or exceed industry standards. More detailed information about the Funds’ performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreements, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Funds under the management agreements to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services to the Funds, and the reasonableness of the management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds invest their non-cash assets entirely in other American Century Investments funds. The Funds do not pay an investment advisory fee to the Advisor. Rather, each Fund pays the Advisor an administrative fee and indirectly bears its pro rata share of the expenses incurred by the underlying funds. Each of the underlying funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing each Fund’s expenses to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the expenses of each Fund are reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Funds to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between each Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2013.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2013 as qualified for the corporate dividends received deduction.

One Choice In Retirement Portfolio	One Choice 2015 Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio
$2,756,903	$9,072,964	$6,843,079	$13,866,824	$6,771,598

One Choice 2035 Portfolio	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
$11,085,164	$5,071,113	$8,054,592	$2,773,814	$254,350

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended July 31, 2013.

One Choice In Retirement Portfolio	One Choice 2015 Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio
$4,259,572	$7,656,970	$6,334,959	$9,261,161	$5,559,501

One Choice 2035 Portfolio	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
$8,185,007	$3,443,875	$4,663,539	$1,709,809	$49,746

For the fiscal year ended July 31, 2013, the funds intend to pass through to shareholders the following, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended July 31, 2013, the funds earned the following income derived from foreign sources.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
One Choice In Retirement Portfolio	$44,009	0.0011	$288,953	0.0073
One Choice 2015 Portfolio	$130,501	0.0015	$769,910	0.0089
One Choice 2020 Portfolio	$118,593	0.0014	$647,016	0.0077
One Choice 2025 Portfolio	$292,973	0.0023	$1,514,354	0.0119
One Choice 2030 Portfolio	$156,192	0.0020	$825,716	0.0106
One Choice 2035 Portfolio	$288,070	0.0032	$1,476,206	0.0163
One Choice 2040 Portfolio	$122,916	0.0023	$625,766	0.0117
One Choice 2045 Portfolio	$204,794	0.0035	$964,229	0.0164
One Choice 2050 Portfolio	$65,717	0.0023	$318,632	0.0111
One Choice 2055 Portfolio	$5,191	0.0013	$27,688	0.0070

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Asset Allocation Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

 CL-ANN-79572 1309

ANNUAL REPORT	JULY 31, 2013

One ChoiceSM In Retirement Portfolio R6

One ChoiceSM 2015 Portfolio R6

One ChoiceSM 2020 Portfolio R6

One ChoiceSM 2025 Portfolio R6

One ChoiceSM 2030 Portfolio R6

One ChoiceSM 2035 Portfolio R6

One ChoiceSM 2040 Portfolio R6

One ChoiceSM 2045 Portfolio R6

One ChoiceSM 2050 Portfolio R6

One ChoiceSM 2055 Portfolio R6

Performance and Portfolio Commentary	2
Portfolio Characteristics	2
Shareholder Fee Examples	4
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations and Changes in Net Assets	14
Notes to Financial Statements	19
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance and Portfolio Commentary

The funds commenced operations on July 31, 2013, their fiscal year end. The funds invested in the underlying funds at the close of business on their fiscal year end, resulting in no fund performance. Therefore the performance and portfolio commentary sections have been omitted.

Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2013
	In Retirement R6	2015 R6	2020 R6	2025 R6	2030 R6
Equity
NT Core Equity Plus Fund	3.0%	3.0%	3.0%	3.0%	3.3%
NT Equity Growth Fund	10.0%	9.8%	9.5%	9.2%	9.2%
NT Growth Fund	6.5%	6.9%	8.0%	9.4%	11.1%
NT Large Company Value Fund	11.0%	11.0%	11.2%	11.5%	12.1%
NT Mid Cap Value Fund	4.0%	4.2%	5.0%	5.5%	5.3%
NT Small Company Fund	2.0%	2.0%	2.0%	2.5%	3.5%
NT VistaSM Fund	2.5%	2.9%	3.9%	4.6%	5.0%
Real Estate Fund	1.0%	1.1%	1.3%	1.6%	1.8%
NT Emerging Markets Fund	—	0.4%	1.5%	2.4%	2.9%
NT International Growth Fund	5.0%	5.1%	6.1%	7.1%	8.6%
Total Equity	45.0%	46.4%	51.5%	56.8%	62.8%
Fixed Income
High-Yield Fund	3.8%	3.8%	3.6%	3.4%	3.0%
Inflation-Adjusted Bond Fund	7.6%	7.5%	7.2%	6.8%	6.2%
NT Diversified Bond Fund	26.6%	26.3%	25.2%	23.7%	21.2%
International Bond Fund	7.0%	6.7%	5.7%	4.3%	1.8%
Total Fixed Income	45.0%	44.3%	41.7%	38.2%	32.2%
Premium Money Market Fund	10.0%	9.3%	6.8%	5.0%	5.0%
Other Assets and Liabilities	—	—	—	—	—

(1)

Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

2

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2013
	2035 R6	2040 R6	2045 R6	2050 R6	2055 R6
Equity
NT Core Equity Plus Fund	3.2%	3.6%	4.5%	4.5%	4.5%
NT Equity Growth Fund	9.6%	10.3%	10.3%	10.4%	10.7%
NT Growth Fund	12.9%	13.9%	14.6%	14.9%	15.3%
NT Large Company Value Fund	12.9%	13.9%	14.6%	15.1%	15.5%
NT Mid Cap Value Fund	5.6%	6.6%	7.3%	7.3%	7.5%
NT Small Company Fund	4.2%	4.1%	4.1%	4.8%	5.0%
NT VistaSM Fund	5.6%	6.6%	7.2%	7.2%	7.5%
Real Estate Fund	2.1%	2.3%	2.6%	2.8%	3.0%
NT Emerging Markets Fund	3.5%	4.4%	5.3%	6.2%	6.5%
NT International Growth Fund	9.8%	10.0%	10.1%	9.9%	9.5%
Total Equity	69.4%	75.7%	80.6%	83.1%	85.0%
Fixed Income
High-Yield Fund	2.6%	2.3%	1.9%	1.7%	1.5%
Inflation-Adjusted Bond Fund	5.3%	4.5%	3.9%	3.3%	3.0%
NT Diversified Bond Fund	18.4%	15.8%	13.6%	11.9%	10.5%
Total Fixed Income	26.3%	22.6%	19.4%	16.9%	15.0%
Premium Money Market Fund	4.3%	1.7%	—	—	—
Other Assets and Liabilities	—	—	—	—	—

(1)

Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for Premium Money Market Fund.

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds.

The shareholder fee examples were omitted as the funds commenced operations on the last day of the reporting period and no fees were incurred.

4

Schedule of Investments

JULY 31, 2013

	Shares	Value
One Choice In Retirement Portfolio R6
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 40.0%
NT Core Equity Plus Fund Institutional Class	54	$ 750
NT Equity Growth Fund Institutional Class	204	2,500
NT Growth Fund R6 Class(2)	113	1,625
NT Large Company Value Fund R6 Class(2)	239	2,750
NT Mid Cap Value Fund R6 Class(2)	82	1,000
NT Small Company Fund Institutional Class	46	500
NT Vista Fund R6 Class(2)	48	625
Real Estate Fund R6 Class(2)	10	250
		10,000
DOMESTIC FIXED INCOME FUNDS — 38.0%
High-Yield Fund R6 Class	153	950
Inflation-Adjusted Bond Fund Institutional Class	155	1,900
NT Diversified Bond Fund R6 Class	625	6,650
		9,500
MONEY MARKET FUNDS — 10.0%
Premium Money Market Fund Investor Class	2,500	2,500
INTERNATIONAL FIXED INCOME FUNDS — 7.0%
International Bond Fund R6 Class(2)	127	1,750
INTERNATIONAL EQUITY FUNDS — 5.0%
NT International Growth Fund R6 Class(2)	113	1,250
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,000)		25,000
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$25,000

Notes to Schedule of Investments

(1)

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. The cost of purchases for each underlying fund is the same as its value listed above.

(2)	Non-income producing.

	Shares	Value
One Choice 2015 Portfolio R6
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 40.9%
NT Core Equity Plus Fund Institutional Class	54	$ 750
NT Equity Growth Fund Institutional Class	202	2,467
NT Growth Fund R6 Class(2)	120	1,717
NT Large Company Value Fund R6 Class(2)	239	2,750
NT Mid Cap Value Fund R6 Class(2)	87	1,063
NT Small Company Fund Institutional Class	46	500
NT Vista Fund R6 Class(2)	55	720
Real Estate Fund R6 Class(2)	11	270
		10,237
DOMESTIC FIXED INCOME FUNDS — 37.6%
High-Yield Fund R6 Class	151	937
Inflation-Adjusted Bond Fund Institutional Class	153	1,875
NT Diversified Bond Fund R6 Class	618	6,580
		9,392
MONEY MARKET FUNDS — 9.3%
Premium Money Market Fund Investor Class	2,313	2,313
INTERNATIONAL FIXED INCOME FUNDS — 6.7%
International Bond Fund R6 Class(2)	122	1,680
INTERNATIONAL EQUITY FUNDS — 5.5%
NT Emerging Markets Fund R6 Class(2)	10	95
NT International Growth Fund R6 Class(2)	116	1,283
		1,378
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,000)		25,000
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$25,000

Notes to Schedule of Investments

(1)

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. The cost of purchases for each underlying fund is the same as its value listed above.

(2)	Non-income producing.

See Notes to Financial Statements.

5

	Shares	Value
One Choice 2020 Portfolio R6
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 43.9%
NT Core Equity Plus Fund Institutional Class	54	$ 750
NT Equity Growth Fund Institutional Class	194	2,375
NT Growth Fund R6 Class(2)	139	2,000
NT Large Company Value Fund R6 Class(2)	245	2,810
NT Mid Cap Value Fund R6 Class(2)	102	1,250
NT Small Company Fund Institutional Class	46	500
NT Vista Fund R6 Class(2)	75	970
Real Estate Fund R6 Class(2)	14	332
		10,987
DOMESTIC FIXED INCOME FUNDS — 36.0%
High-Yield Fund R6 Class	145	900
Inflation-Adjusted Bond Fund Institutional Class	148	1,807
NT Diversified Bond Fund R6 Class	591	6,285
		8,992
INTERNATIONAL EQUITY FUNDS — 7.6%
NT Emerging Markets Fund R6 Class(2)	38	375
NT International Growth Fund R6 Class(2)	138	1,533
		1,908
MONEY MARKET FUNDS — 6.8%
Premium Money Market Fund Investor Class	1,688	1,688
INTERNATIONAL FIXED INCOME FUNDS — 5.7%
International Bond Fund R6 Class(2)	104	1,425
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,000)		25,000
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$25,000

Notes to Schedule of Investments

(1)

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. The cost of purchases for each underlying fund is the same as its value listed above.

(2)	Non-income producing.

	Shares	Value
One Choice 2025 Portfolio R6
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 47.3%
NT Core Equity Plus Fund Institutional Class	54	$750
NT Equity Growth Fund Institutional Class	189	2,312
NT Growth Fund R6 Class(2)	163	2,342
NT Large Company Value Fund R6 Class(2)	250	2,875
NT Mid Cap Value Fund R6 Class(2)	112	1,375
NT Small Company Fund Institutional Class	59	638
NT Vista Fund R6 Class(2)	88	1,143
Real Estate Fund R6 Class(2)	16	395
		11,830
DOMESTIC FIXED INCOME FUNDS — 33.9%
High-Yield Fund R6 Class	137	850
Inflation-Adjusted Bond Fund Institutional Class	139	1,692
NT Diversified Bond Fund R6 Class	558	5,938
		8,480
INTERNATIONAL EQUITY FUNDS — 9.5%
NT Emerging Markets Fund R6 Class(2)	61	595
NT International Growth Fund R6 Class(2)	161	1,782
		2,377
MONEY MARKET FUNDS — 5.0%
Premium Money Market Fund Investor Class	1,250	1,250
INTERNATIONAL FIXED INCOME FUNDS — 4.3%
International Bond Fund R6 Class(2)	77	1,063
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,000)		25,000
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$25,000

Notes to Schedule of Investments

(1)

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. The cost of purchases for each underlying fund is the same as its value listed above.

(2)	Non-income producing.

See Notes to Financial Statements.

6

	Shares	Value
One Choice 2030 Portfolio R6
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 51.3%
NT Core Equity Plus Fund Institutional Class	58	$813
NT Equity Growth Fund Institutional Class	189	2,312
NT Growth Fund R6 Class(2)	193	2,780
NT Large Company Value Fund R6 Class(2)	264	3,030
NT Mid Cap Value Fund R6 Class(2)	107	1,312
NT Small Company Fund Institutional Class	81	875
NT Vista Fund R6 Class(2)	96	1,250
Real Estate Fund R6 Class(2)	19	458
		12,830
DOMESTIC FIXED INCOME FUNDS — 30.4%
High-Yield Fund R6 Class	122	755
Inflation-Adjusted Bond Fund Institutional Class	126	1,538
NT Diversified Bond Fund R6 Class	499	5,312
		7,605
INTERNATIONAL EQUITY FUNDS — 11.5%
NT Emerging Markets Fund R6 Class(2)	73	720
NT International Growth Fund R6 Class(2)	194	2,157
		2,877
MONEY MARKET FUNDS — 5.0%
Premium Money Market Fund Investor Class	1,250	1,250
INTERNATIONAL FIXED INCOME FUNDS — 1.8%
International Bond Fund R6 Class(2)	32	438
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,000)		25,000
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$25,000

Notes to Schedule of Investments

(1)

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. The cost of purchases for each underlying fund is the same as its value listed above.

(2)	Non-income producing.

	Shares	Value
One Choice 2035 Portfolio R6
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 56.1%
NT Core Equity Plus Fund Institutional Class	58	$ 813
NT Equity Growth Fund Institutional Class	197	2,407
NT Growth Fund R6 Class(2)	224	3,217
NT Large Company Value Fund R6 Class(2)	280	3,217
NT Mid Cap Value Fund R6 Class(2)	115	1,407
NT Small Company Fund Institutional Class	98	1,050
NT Vista Fund R6 Class(2)	108	1,408
Real Estate Fund R6 Class(2)	21	518
		14,037
DOMESTIC FIXED INCOME FUNDS — 26.3%
High-Yield Fund R6 Class	105	650
Inflation-Adjusted Bond Fund Institutional Class	108	1,325
NT Diversified Bond Fund R6 Class	434	4,612
		6,587
INTERNATIONAL EQUITY FUNDS — 13.3%
NT Emerging Markets Fund R6 Class(2)	89	875
NT International Growth Fund R6 Class(2)	220	2,438
		3,313
MONEY MARKET FUNDS — 4.3%
Premium Money Market Fund Investor Class	1,063	1,063
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,000)		25,000
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$25,000

Notes to Schedule of Investments

(1)

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. The cost of purchases for each underlying fund is the same as its value listed above.

(2)	Non-income producing.

See Notes to Financial Statements.

7

	Shares	Value
One Choice 2040 Portfolio R6
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 61.3%
NT Core Equity Plus Fund Institutional Class	65	$ 907
NT Equity Growth Fund Institutional Class	209	2,563
NT Growth Fund R6 Class(2)	241	3,470
NT Large Company Value Fund R6 Class(2)	302	3,470
NT Mid Cap Value Fund R6 Class(2)	135	1,655
NT Small Company Fund Institutional Class	95	1,020
NT Vista Fund R6 Class(2)	128	1,655
Real Estate Fund R6 Class(2)	24	583
		15,323
DOMESTIC FIXED INCOME FUNDS — 22.6%
High-Yield Fund R6 Class	91	563
Inflation-Adjusted Bond Fund Institutional Class	92	1,125
NT Diversified Bond Fund R6 Class	372	3,957
		5,645
INTERNATIONAL EQUITY FUNDS — 14.4%
NT Emerging Markets Fund R6 Class(2)	112	1,095
NT International Growth Fund R6 Class(2)	225	2,500
		3,595
MONEY MARKET FUNDS — 1.7%
Premium Money Market Fund Investor Class	437	437
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,000)		25,000
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$25,000

Notes to Schedule of Investments

(1)

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. The cost of purchases for each underlying fund is the same as its value listed above.

(2)	Non-income producing.

	Shares	Value
One Choice 2045 Portfolio R6
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 65.2%
NT Core Equity Plus Fund Institutional Class	81	$ 1,125
NT Equity Growth Fund Institutional Class	210	2,575
NT Growth Fund R6 Class(2)	254	3,655
NT Large Company Value Fund R6 Class(2)	318	3,655
NT Mid Cap Value Fund R6 Class(2)	148	1,812
NT Small Company Fund Institutional Class	96	1,033
NT Vista Fund R6 Class(2)	140	1,813
Real Estate Fund R6 Class(2)	26	645
		16,313
DOMESTIC FIXED INCOME FUNDS — 19.4%
High-Yield Fund R6 Class	78	483
Inflation-Adjusted Bond Fund Institutional Class	79	962
NT Diversified Bond Fund R6 Class	319	3,397
		4,842
INTERNATIONAL EQUITY FUNDS — 15.4%
NT Emerging Markets Fund R6 Class(2)	134	1,313
NT International Growth Fund R6 Class(2)	228	2,532
		3,845
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,000)		25,000
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$25,000

Notes to Schedule of Investments

(1)

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. The cost of purchases for each underlying fund is the same as its value listed above.

(2)	Non-income producing.

See Notes to Financial Statements.

8

	Shares	Value
One Choice 2050 Portfolio R6
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 67.0%
NT Core Equity Plus Fund Institutional Class	81	$ 1,125
NT Equity Growth Fund Institutional Class	212	2,595
NT Growth Fund R6 Class(2)	259	3,717
NT Large Company Value Fund R6 Class(2)	329	3,782
NT Mid Cap Value Fund R6 Class(2)	148	1,813
NT Small Company Fund Institutional Class	110	1,188
NT Vista Fund R6 Class(2)	140	1,813
Real Estate Fund R6 Class(2)	29	707
		16,740
DOMESTIC FIXED INCOME FUNDS — 16.9%
High-Yield Fund R6 Class	68	420
Inflation-Adjusted Bond Fund Institutional Class	69	838
NT Diversified Bond Fund R6 Class	279	2,972
		4,230
INTERNATIONAL EQUITY FUNDS — 16.1%
NT Emerging Markets Fund R6 Class(2)	159	1,563
NT International Growth Fund R6 Class(2)	222	2,467
		4,030
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,000)		25,000
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$25,000

Notes to Schedule of Investments

(1)

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. The cost of purchases for each underlying fund is the same as its value listed above.

(2)	Non-income producing.

	Shares	Value
One Choice 2055 Portfolio R6
Mutual Funds(1) — 100.0%
DOMESTIC EQUITY FUNDS — 69.0%
NT Core Equity Plus Fund Institutional Class	81	$1,125
NT Equity Growth Fund Institutional Class	220	2,688
NT Growth Fund R6 Class(2)	265	3,812
NT Large Company Value Fund R6 Class(2)	337	3,875
NT Mid Cap Value Fund R6 Class(2)	153	1,875
NT Small Company Fund Institutional Class	116	1,250
NT Vista Fund R6 Class(2)	144	1,875
Real Estate Fund R6 Class(2)	31	750
		17,250
INTERNATIONAL EQUITY FUNDS — 16.0%
NT Emerging Markets Fund R6 Class(2)	166	1,625
NT International Growth Fund R6 Class(2)	214	2,375
		4,000
DOMESTIC FIXED INCOME FUNDS — 15.0%
High-Yield Fund R6 Class	61	375
Inflation-Adjusted Bond Fund Institutional Class	61	750
NT Diversified Bond Fund R6 Class	247	2,625
		3,750
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,000)		25,000
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$25,000

Notes to Schedule of Investments

(1)

Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. The cost of purchases for each underlying fund is the same as its value listed above.

(2)	Non-income producing.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

JULY 31, 2013
	In Retirement R6	2015 R6	2020 R6
Assets
Investment securities in affiliates, at value (cost of $25,000, $25,000 and $25,000, respectively)	$25,000	$25,000	$25,000
Cash	25,000	25,000	25,000
	50,000	50,000	50,000

Liabilities
Payable for investments purchased	25,000	25,000	25,000

Net Assets	$25,000	$25,000	$25,000

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	2,500	2,500	2,500

Net Asset Value Per Share	$10.00	$10.00	$10.00

Net Assets Consist of:
Capital (par value and paid-in surplus)	$25,000	$25,000	$25,000

See Notes to Financial Statements.

10

JULY 31, 2013
	2025 R6	2030 R6	2035 R6
Assets
Investment securities in affiliates, at value (cost of $25,000, $25,000 and $25,000, respectively)	$25,000	$25,000	$25,000
Cash	25,000	25,000	25,000
	50,000	50,000	50,000

Liabilities
Payable for investments purchased	25,000	25,000	25,000

Net Assets	$25,000	$25,000	$25,000

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	2,500	2,500	2,500

Net Asset Value Per Share	$10.00	$10.00	$10.00

Net Assets Consist of:
Capital (par value and paid-in surplus)	$25,000	$25,000	$25,000

See Notes to Financial Statements.

11

JULY 31, 2013
	2040 R6	2045 R6	2050 R6
Assets
Investment securities in affiliates, at value (cost of $25,000, $25,000 and $25,000, respectively)	$25,000	$25,000	$25,000
Cash	25,000	25,000	25,000
	50,000	50,000	50,000

Liabilities
Payable for investments purchased	25,000	25,000	25,000

Net Assets	$25,000	$25,000	$25,000

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	2,500	2,500	2,500

Net Asset Value Per Share	$10.00	$10.00	$10.00

Net Assets Consist of:
Capital (par value and paid-in surplus)	$25,000	$25,000	$25,000

See Notes to Financial Statements.

12

JULY 31, 2013
2055 R6
Assets
Investment securities in affiliates, at value (cost of $25,000)	$25,000
Cash	25,000
50,000

Liabilities
Payable for investments purchased	25,000

Net Assets	$25,000

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	2,500

Net Asset Value Per Share	$10.00

Net Assets Consist of:
Capital (par value and paid-in surplus)	$25,000

See Notes to Financial Statements.

13

Statement of Operations and Changes in Net Assets

PERIOD ENDED JULY 31, 2013(1)
Increase (Decrease) in Net Assets	In Retirement R6	2015 R6
Operations
Net increase (decrease) in net assets resulting from operations	—	—

Capital Share Transactions
Proceeds from shares sold	$25,000	$25,000

Net increase (decrease) in net assets	25,000	25,000

Net Assets
End of period	$25,000	$25,000

Transactions in Shares of the Funds
Sold	2,500	2,500

(1)	For the one day period ended July 31, 2013 (fund inception).

See Notes to Financial Statements.

14

PERIOD ENDED JULY 31, 2013(1)
Increase (Decrease) in Net Assets	2020 R6	2025 R6
Operations
Net increase (decrease) in net assets resulting from operations	—	—

Capital Share Transactions
Proceeds from shares sold	$25,000	$25,000

Net increase (decrease) in net assets	25,000	25,000

Net Assets
End of period	$25,000	$25,000

Transactions in Shares of the Funds
Sold	2,500	2,500

(1)	For the one day period ended July 31, 2013 (fund inception).

See Notes to Financial Statements.

15

PERIOD ENDED JULY 31, 2013(1)
Increase (Decrease) in Net Assets	2030 R6	2035 R6
Operations
Net increase (decrease) in net assets resulting from operations	—	—

Capital Share Transactions
Proceeds from shares sold	$25,000	$25,000

Net increase (decrease) in net assets	25,000	25,000

Net Assets
End of period	$25,000	$25,000

Transactions in Shares of the Funds
Sold	2,500	2,500

(1)	For the one day period ended July 31, 2013 (fund inception).

See Notes to Financial Statements.

16

PERIOD ENDED JULY 31, 2013(1)
Increase (Decrease) in Net Assets	2040 R6	2045 R6
Operations
Net increase (decrease) in net assets resulting from operations	—	—

Capital Share Transactions
Proceeds from shares sold	$25,000	$25,000

Net increase (decrease) in net assets	25,000	25,000

Net Assets
End of period	$25,000	$25,000

Transactions in Shares of the Funds
Sold	2,500	2,500

(1)	For the one day period ended July 31, 2013 (fund inception).

See Notes to Financial Statements.

17

PERIOD ENDED JULY 31, 2013(1)
Increase (Decrease) in Net Assets	2050 R6	2055 R6
Operations
Net increase (decrease) in net assets resulting from operations	—	—

Capital Share Transactions
Proceeds from shares sold	$25,000	$25,000

Net increase (decrease) in net assets	25,000	25,000

Net Assets
End of period	$25,000	$25,000

Transactions in Shares of the Funds
Sold	2,500	2,500

(1)	For the one day period ended July 31, 2013 (fund inception).

See Notes to Financial Statements.

18

Notes to Financial Statements

JULY 31, 2013

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. The corporation is authorized to issue 3,000,000,000 shares. One Choice In Retirement Portfolio R6 (In Retirement R6), One Choice 2015 Portfolio R6 (2015 R6), One Choice 2020 Portfolio R6 (2020 R6), One Choice 2025 Portfolio R6 (2025 R6), One Choice 2030 Portfolio R6 (2030 R6), One Choice 2035 Portfolio R6 (2035 R6), One Choice 2040 Portfolio R6 (2040 R6), One Choice 2045 Portfolio R6 (2045 R6), One Choice 2050 Portfolio R6 (2050 R6), and One Choice 2055 Portfolio R6 (2055 R6) (collectively, the funds) are ten funds in a series issued by the corporation. The funds operate as “fund of funds,” meaning substantially all of the funds’ assets will be invested in other funds in the American Century Investments family of funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The underlying funds are not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The funds are diversified as defined under the 1940 Act. Additionally, the underlying funds are generally diversified and so indirectly provide broad exposure to a large number of securities. The funds will assume the risks associated with their underlying funds. The investment objective of In Retirement R6 is to seek current income. Capital appreciation is a secondary objective. The investment objectives of each of the nine target date One Choice Portfolios R6 are to seek the highest total return consistent with its asset mix. When a fund reaches its most conservative planned target asset allocation, which is expected to occur on approximately November 30 of the year before the target date, its target asset mix will become fixed and will match that of In Retirement R6 Portfolio. The funds incepted on July 31, 2013, resulting in a one day reporting period.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which

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is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for In Retirement R6. Distributions from net investment income, if any, are generally declared and paid annually for the nine target date One Choice Portfolios R6. Distributions from net realized gains, if any, are generally declared and paid annually for all funds.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Administrative Fees — The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), does not receive an administrative fee for services provided to the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. The directors of the corporation are also directors of some underlying funds and therefore those underlying funds may be deemed to be under common control with the corporation. The officers of the corporation are also officers of all the underlying funds. ACIM serves as the investment advisor for the underlying funds. ACIM owns 100% of the outstanding shares of the funds. Related parties do not invest in the fund for the purpose of excercising management or control.

4. Investment Transactions

Investment transactions for the one day period ended July 31, 2013 (fund inception) were as follows:

	In Retirement R6	2015 R6	2020 R6	2025 R6	2030 R6
Purchases	$25,000	$25,000	$25,000	$25,000	$25,000
Sales	—	—	—	—	—

	2035 R6	2040 R6	2045 R6	2050 R6	2055 R6
Purchases	$25,000	$25,000	$25,000	$25,000	$25,000
Sales	—	—	—	—	—

5. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets.

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6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the funds’ investment securities were classified as Level 1. The Schedule of Investments provides additional information on the funds’ portfolio holdings.

7. Federal Tax Information

As of July 31, 2013, the cost of investments for federal income tax purposes for all funds was the same as the cost for financial reporting purposes.

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Financial Highlights

For the One Day Period Ended July 31, 2013 (fund inception)
	Net Asset Value Per-Share, End of Period	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice In Retirement Portfolio R6 — R6 Class
2013	$10.00	0%	$25
One Choice 2015 Portfolio R6 — R6 Class
2013	$10.00	0%	$25
One Choice 2020 Portfolio R6 — R6 Class
2013	$10.00	0%	$25
One Choice 2025 Portfolio R6 — R6 Class
2013	$10.00	0%	$25
One Choice 2030 Portfolio R6 — R6 Class
2013	$10.00	0%	$25
One Choice 2035 Portfolio R6 — R6 Class
2013	$10.00	0%	$25
One Choice 2040 Portfolio R6 — R6 Class
2013	$10.00	0%	$25
One Choice 2045 Portfolio R6 — R6 Class
2013	$10.00	0%	$25
One Choice 2050 Portfolio R6 — R6 Class
2013	$10.00	0%	$25
One Choice 2055 Portfolio R6 — R6 Class
2013	$10.00	0%	$25

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
American Century Asset Allocation Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice In Retirement Portfolio R6, One Choice 2015 Portfolio R6, One Choice 2020 Portfolio R6, One Choice 2025 Portfolio R6, One Choice 2030 Portfolio R6, One Choice 2035 Portfolio R6, One Choice 2040 Portfolio R6, One Choice 2045 Portfolio R6, One Choice 2050 Portfolio R6, One Choice 2055 Portfolio R6, ten of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”) as of July 31, 2013, and the related statements of operations and changes in net assets for the one day period ended July 31, 2013 (fund inception). These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2013, and the results of their operations and changes in their net assets for the one day period ended July 31, 2013 (fund inception), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

September 19, 2013

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-378-9878.

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Approval of Management Agreement

At a meeting held on March 5, 2013, the Funds’ Board of Directors unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Funds. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent directors (the “Directors”) and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the Funds. The materials circulated in advance of the meeting and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the Advisor, the Funds’ characteristics and key attributes, the rationale for launching the Funds, the experience of the staff designated to manage the Funds, the proposed pricing, and the markets in which the Funds would be sold. The information considered and the discussions held at the meeting included, but were not limited to:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Funds;

•	the wide range of other programs and services the Advisor would provide to the Funds and their shareholders on a routine and non-routine basis;

•	the Funds’ proposed investment objective and strategy, including a discussion of the Funds’ anticipated investment performance and proposed benchmark;

•	data comparing the cost of owning the Funds to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	consideration of collateral benefits derived by the Advisor from the management of the Funds.

The Funds invest their non-cash assets entirely in other American Century Investments funds. The Funds do not pay an investment advisory fee to the Advisor. Rather, each Fund indirectly bears its pro rata share of the expenses incurred by the underlying funds.(1) Each of the underlying funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board concluded that the administrative fee and other underlying fund expenses incurred by each Fund were reasonable in light of the services provided.

(1)	Certain classes may incur an administrative fee for additional services.

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When considering the approval of the management agreement for the Funds, the Board considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the Funds and the risk that the Funds will grow to a level that will become profitable to the Advisor. The Board considered the position that the Funds would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Directors’ familiarity with the Advisor. The Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Directors have confidence in the Advisor’s integrity and competence in providing services to the Funds.

In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Director attributed different weights to various factors. However, based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the Directors, concluded that the overall arrangements between the Funds and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be performed and should be approved.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at ipro.americancentury.com and, upon request, by calling 1-800-378-9878.

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Notes

30

Notes

31

Notes

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Contact Us	ipro.americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Asset Allocation Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79574  1309

ITEM 2. CODE OF ETHICS.

(a)

The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)

M. Jeannine Strandjord, James A. Olson, Andrea C. Hall and Stephen E. Yates are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:     $113,408

FY 2013:     $167,049

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:     $0

FY 2013:     $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:     $0

FY 2013:     $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(e)(1)

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:     $71,548

FY 2013:     $86,621

(h)

The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Asset Allocation Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	September 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	September 30, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	September 30, 2013